UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21866

NEXPOINT FUNDS I

(Exact name of registrant as specified in charter)

300 Crescent Court

Suite 700

Dallas, Texas 75201

(Address of principal executive offices)(Zip code)

NexPoint Asset Management, L.P.

300 Crescent Court

Suite 700

Dallas, Texas 75201

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: (877) 665-1287

Date of fiscal year end: June 30

Date of reporting period: June 30, 2023

Item 1. Reports to Stockholders.

A copy of the Annual Reports transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “1940 Act”), is attached herewith.

NexPoint Funds I

(formerly Highland Funds I)

NexPoint Event Driven Fund

NexPoint Merger Arbitrage Fund

Annual Report

June 30, 2023

NexPoint Funds I

NexPoint Event Driven Fund

NexPoint Merger Arbitrage Fund

Economic and market conditions change frequently.

There is no assurance that the trends described in this report will continue or commence.

Privacy Policy

We recognize and respect your privacy expectations, whether you are a visitor to our web site, a potential shareholder, a current shareholder or even a former shareholder.

Collection of Information. We may collect nonpublic personal information about you from the following sources:

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•	Account history, including information about the transactions and balances in your accounts with us or our affiliates.

Disclosure of Information. We may share the information we collect with our affiliates. We may also disclose this information as otherwise permitted by law. We do not sell your personal information to third parties for their independent use.

Confidentiality and Security of Information. We restrict access to nonpublic personal information about you to our employees and agents who need to know such information to provide products or services to you. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information, although you should be aware that data protection cannot be guaranteed.

A prospectus must precede or accompany this report. Please read the prospectus carefully before you invest.

PORTFOLIO MANAGER COMMENTARY (unaudited)

June 30, 2023	NexPoint Event Driven Fund

Message To Shareholders:

During the year ended June 30, 2023, equity and fixed income markets faced significant volatility due to rising inflation, the Ukraine war, China tensions, rising interest rates, and recession fears. The S&P 500 Index (“S&P 500”) experienced a 17% correction in the third quarter of 2022 as the Federal Reserve (the “Fed”) aggressively raised Fed Funds Rate from 1.75% in June to 3.25% by September, largely to combat rising inflation. The US 10-year Treasury note followed the Fed’s lead and widened from 2.60% in July to over 4.25% in October, forcing the S&P 500 down over 17%. Many economists predicted the Fed would halt rate increases as core CPI peaked at 6.6% in September 2022. Despite predictions, the Fed continued its aggressive stance on inflation by raising rates by 1.75 basis points between October 2022 and May 2023. In June 2023, the Fed paused rate increases as inflation showed signs of easing. Core CPI declined every month since September 2022, except for March 2023, reaching 4.8% in June. Despite the decline in CPI and slowing nonfarm payrolls, the Fed warned that rates could still rise further if inflation remains persistent.

Historically, when the Fed begins raising interest rates, it typically continues to do so until it encounters significant economic challenges or negative outcomes. On May 10, 2023, the Federal Deposit Insurance Corporation took over Silicon Valley Bank (“SVB”), a 40-year-old institution based in Santa Clara, California with assets of $212 billion. The SVB failure is the second largest in U.S. history, and the largest since the financial crisis of 2008. The SVB failure triggered a regional banking crisis that resulted in a 40% decline in the KBW Regional Banking Index from February to May 2023. Fed Chairman Jerome Powell said the after-effect of the banking sector troubles is expected to take some pressure off the U.S. central bank’s interest rate hiking cycle. Tighter credit conditions meant that “our policy rate may not need to rise as much as it would have otherwise to achieve our goals,” said Powell. There was an additional rate hike in July 2023.

Many equity investors are electing to look past an inverted yield curve, rising unemployment, and declining Institute for Supply Management Index (“ISM”), indicators that typically predict recessions, and embrace risky assets. As of June 30, 2023, the S&P 500 is up 24% from its low in September. The Adviser believe this indicates that the market is anticipating that the Fed has finished raising rates, and, more importantly, that the market believes that the Fed will begin cutting rates by fourth-quarter 2023 and that a soft landing is probable.

Performance Review 2023

For the year ended June 30, 2023, the NexPoint Event Driven Fund (the “Fund”) Class Z returned 4.40%, compared to the Bloomberg U.S. Aggregate Bond Index return of -0.94%, and the S&P 500 Index return of 19.56%. During this period, the use of securities sold short offset the Fund’s return by (0.55%) and the use of derivatives offset an additional (1.26)%. Regardless of the regulatory, geopolitical, and macroeconomic environment noted within this commentary; the Fund was able to adapt accordingly and outperformed the Bloomberg U.S. Aggregate Bond Index by a substantial margin. Outperformance of the Bloomberg U.S. Aggregate Bond Index is largely attributable to the idiosyncratic nature of the Event Driven strategy. Event Driven strategies have historically demonstrated better performance during periods of rising interest rates, as higher rates tend to set a higher floor to the required rate of return on invested capital. Our correlation to the Bloomberg U.S. Aggregate Bond Index remained low at 0.063. Portfolio turnover may fluctuate in the fund as it is correlated tothe overall market deal flow.

Portfolio Manager Commentary

The past twelve months were eventful with respect to regulatory and macroeconomic factors that created uncertainty in not only the global M&A market, but also the broader debt and equity markets. The M&A environment experienced a slowdown over the past twelve months from the torrid pace of 2021. Year-over-year, M&A deal volume and count declined 37% and 22%, respectively. Other than forcing distressed sales of a handful of banking institutions, the SVB meltdown did not disrupt the M&A market. Deal volume in the first and second quarters of 2023 were up compared to 4Q 2022 by an average of 12% despite the sudden seizures of banking institutions in March 2023 and economic uncertainty. On the negative side, however, SVB’s demise has postponed the nascent recovery in the bank-led leveraged loan market used to fund M&A in years past. These same banks have struggled to offload hung deals, and the SVB crisis has reduced the carrying value of those loans, thus tying up more capital, which has kept big banks on the sidelines for longer as a source of lending for future M&A deals.

Over the past twelve months, there were several notable market developments that revolve around soft catalyst events, offering potential opportunities for the Fund. Specifically, there was an increase in announced tax-free spinoff transactions in 1H 2023. This trend can be attributed to the reduction in private equity activity, which has been affected by a more challenging buyout financing environment. As a result, companies are exploring alternative strategies, such as spinoffs, to unlock value and enhance shareholder returns. The Fund has been particularly active in spinoffs across various sectors. Spinoff transactions historically perform well because they may result in incremental value being attributed to the separate business unit. By spinning off a division or business segment, companies can create focused, independent entities, allowing investors to better assess their individual potential and value. Given the current market conditions and the potential benefits of tax-free spinoffs, the Adviser believes companies are increasingly considering these transactions to maximize shareholder value and adapt to the evolving economic landscape.

Annual Report	1

PORTFOLIO MANAGER COMMENTARY (unaudited) (continued)

June 30, 2023	NexPoint Event Driven Fund

The return of positive investor sentiment to equity capital markets has led to a resurgence in the IPO pipeline and strong performance of newly issued securities in the aftermarket. The Fund took advantage of this favorable market environment by conducting thorough underwriting work and leveraging relationships with multiple investment banking partners to secure allocations in some of the most anticipated and oversubscribed offerings.

From a regulatory perspective, U.S. antitrust regulators under the Biden administration, are trying to take a more aggressive approach to merger enforcement.

The potential amendment of antitrust laws has kept merger arbitrage spreads wide and volatility high for the past year. In response to the uncertainty, the Fund focused on risk mitigation by keeping initial position sizing more conservative and waiting to get in deals until certain regulatory hurdles were cleared. We plan to continue favoring deals that have attractive spreads, manageable regulatory hurdles, and shorter expected closing dates. We want to thank our shareholders for their continued support of the Fund.

2	Annual Report

PORTFOLIO MANAGER COMMENTARY (unaudited) (continued)

June 30, 2023	NexPoint Event Driven Fund

Growth of Hypothetical $10,000 Investment

Average Annual Total Returns
	Class A		Class C		Class Z
	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge

Year Ended	4.04%	-1.70%	3.38%	2.38%	4.40%	NA

Five Year	2.14%	1.00%	1.50%	1.50%	2.51%	NA

Ten Year	3.70%	3.11%	3.06%	3.06%	4.08%	NA

“Without Sales Charge” returns do not include sales charges or contingent deferred sales charges (“CDSC’’). “With Sales Charge” returns reflect the maximum sales charge of 5.50% on Class A Shares. Class A Shares bought without an initial sales charge in accounts aggregating $500,000 or more at the time of purchase are subject to a 1.00% CDSC if redeemed within eighteen months of purchase. The CDSC on Class C Shares is 1% within the first year for each purchase; there is no CDSC on Class C Shares thereafter.

Fees and Expenses: The total gross and net operating expenses of the Fund can be found in the Financial Highlights section of this report. NexPoint Asset Management, L.P. (the “Investment Adviser”) contractually agreed to limit the total annual operating expenses (exclusive of fees paid by the Fund pursuant to its distribution plan under Rule 12b-1 under the Investment Company Act of 1940, taxes, dividend expenses on short sales, interest payments, brokerage commissions and other transaction costs, acquired fund fees and expenses, and extraordinary expenses) to 1.50% of average daily net assets attributable to any class of the Fund. The fee waiver will continue through at least October 31, 2023. Performance results reflect any contractual waivers and/or reimbursements of fund expenses by the Investment Adviser. Absent this expense limitation, performance results would have been lower.

The performance data quoted here represents past performance and is no guarantee of future results. Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit our website at www.nexpoint.com.

Annual Report	3

PORTFOLIO MANAGER COMMENTARY (unaudited) (continued)

June 30, 2023	NexPoint Merger Arbitrage Fund

Message To Shareholders:

During the year ended June 30, 2023, equity and fixed income markets faced significant volatility due to rising inflation, the Ukraine war, China tensions, rising interest rates, and recession fears. The S&P 500 experienced a 17% correction in the third quarter of 2022 as the Federal Reserve (the “Fed”) aggressively raised Fed Funds from 1.75% in June to 3.25% by September, largely to combat rising inflation. The US 10-year Treasury note followed the Fed’s lead and widened from 2.60% in July to over 4.25% in October, forcing the S&P 500 down over 17%. Many economists predicted the Fed would halt rate increases as core CPI peaked at 6.6% in September 2022. Despite predictions, the Fed continued its aggressive stance on inflation by raising rates by 1.75 basis points between October 2022 and May 2023. In June 2023, the Fed paused rate increases as inflation showed signs of easing. Core CPI declined every month since September 2022, except for March 2023, reaching 4.8% in June. Despite the decline in CPI and slowing nonfarm payrolls, the Fed warned that rates could still rise further if inflation remains persistent.

Historically, when the Fed begins raising interest rates, it typically continues to do so until it encounters significant economic challenges or negative outcomes. On May 10, 2023, the Federal Deposit Insurance Corporation took over Silicon Valley Bank (“SVB”), a 40-year-old institution based in Santa Clara, California with assets of $212 billion. The SVB failure is the second largest in U.S. history, and the largest since the financial crisis of 2008. The SVB failure triggered a regional banking crisis that resulted in a 40% decline in the KBW Regional Banking Index from February to May 2023. Fed Chairman Jerome Powell said the after-effect of the banking sector troubles is expected to take some pressure off the U.S. central bank’s interest rate hiking cycle. Tighter credit conditions meant that “our policy rate may not need to rise as much as it would have otherwise to achieve our goals,” said Powell. There was an additional rate hike in July 2023.

Many equity investors are electing to look past an inverted yield curve, rising unemployment, and declining Institute for Supply Management Index (“ISM”), indicators that typically predict recessions, and embrace risky assets. As of June 30, 2023, the S&P 500 is up 24% from its low in September. The Adviser believe this indicates that the market is anticipating that the Fed has finished raising rates, and, more importantly, that the market believes that the Fed will begin cutting rates by fourth-quarter 2023 and that a soft landing is probable.

Performance Review 2023

For the twelve-month period ended June 30, 2023, the NexPoint Merger Arbitrage Fund (the “Fund”) Class Z returned 1.61% compared to the Bloomberg U.S. Aggregate Bond Index return of -0.94%, the S&P Merger Arbitrage Index return of -2.16%, and the S&P 500 Index return of 19.56%. During this period, the use of securities sold short contributed 1.28% to the Fund’s return while the use of derivatives offset the Fund’s return by (0.59%). Regardless of the regulatory, geopolitical, and macroeconomic environment noted within this commentary; the Fund was able to adapt accordingly and outperformed the Bloomberg U.S. Aggregate Bond Index and the S&P Merger Arbitrage Index by a substantial margin. Outperformance of the Bloomberg U.S. Aggregate Bond Index is largely attributable to the idiosyncratic nature of the merger arbitrage strategy and deal spreads pricing at a premium to the front end of the yield curve. Merger arbitrage strategies have historically demonstrated better performance during periods of rising interest rates, as higher rates tend to set a higher floor to the required rate of return on invested capital. Our correlation to the Bloomberg U.S. Aggregate Bond Index remained low at 0.005. Lastly, the Fund’s outperformance to S&P Merger Arbitrage Index is attributable to our active management of the Fund. Specifically, we thoroughly diligence deals through our proprietary risk model and actively monitor deals throughout their deal life. Based on the risk adjusted returns, we may add or remove positions from the portfolio. Portfolio turnover may fluctuate in the fund as it is correlated to the overall market deal flow.

Portfolio Manager Commentary

The past twelve months were eventful with respect to regulatory and macroeconomic factors that created uncertainty in not only the global M&A market, but also the broader debt and equity markets. The M&A environment experienced a slowdown over the past twelve months from the torrid pace of 2021. Year-over-year, M&A deal volume and count declined 37% and 22%, respectively. Other than forcing distressed sales of a handful of banking institutions, the SVB meltdown did not disrupt the M&A market. Deal volume in the first and second quarters of 2023 were up compared to 4Q 2022 by an average of 12% despite the sudden seizures of banking institutions in March 2023 and economic uncertainty. On the negative side, however, SVB’s demise has postponed the nascent recovery in the bank-led leveraged loan market used to fund M&A in years past. These same banks have struggled to offload hung deals, and the SVB crisis has reduced the carrying value of those loans, thus tying up more capital, which has kept big banks on the sidelines for longer as a source of lending for future M&A deals.

From a regulatory perspective, U.S. antitrust regulators under the Biden administration, are trying to take a more aggressive approach to merger enforcement.

The potential amendment of antitrust laws has kept merger arbitrage spreads wide and volatility high for the past year. In response to the uncertainty, the Fund focused on risk mitigation by keeping initial position sizing more conservative and waiting to get in deals until certain regulatory hurdles were cleared. We plan to continue favoring deals that have attractive spreads, manageable regulatory hurdles, and shorter expected closing dates. We want to thank our shareholders for their continued support of the Fund.

4	Annual Report

PORTFOLIO MANAGER COMMENTARY (unaudited) (concluded)

June 30, 2023	NexPoint Merger Arbitrage Fund

	Average Annual Total Returns
	Class A		Class C		Class Z
	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge

Year Ended	1.21%	-4.37%	0.58%	-0.38%	1.61%	NA

Five Year	4.98%	3.80%	4.29%	4.29%	5.35%	NA

Since lnception[1] :	5.19%	4.33%	4.50%	4.50%	5.50%	NA

[1]	(August 19, 2016) for Class A and C (January 20, 2015) for Class Z.

Returns shown in the chart and table do not reflect taxes that a shareholder would pay on Fund distributions or on the sale of the Fund shares.

“Without Sales Charge” returns do not include sales charges or contingent deferred sales charges (“CDSC”). “With Sales Charge” returns reflect the maximum sales charge of 5.50% on Class A Shares. Class A Shares bought without an initial sales charge in accounts aggregating $500,000 or more at the time of purchase are subject to a 1.00% CDSC if redeemed within eighteen months of purchase. The CDSC on Class C Shares is 1.00% within the first year for each purchase; there is no CDSC on Class C Shares thereafter.

Fees and Expenses: The total gross and net operating expenses of the Fund can be found in the Financial Highlights section of this report. NexPoint Asset Management, L.P. (the “Investment Adviser”) contractually agreed to limit the total annual operating expenses (exclusive of fees paid by the Fund pursuant to its distribution plan under Rule 12b-1 under the Investment Company Act of 1940, taxes, dividend expenses on short sales, interest payments, brokerage commissions and other transaction costs, acquired fund fees and expenses, and extraordinary expenses) to 1.54% of average daily net assets attributable to any class of the Fund. The fee waiver will continue through at least October 31, 2023. Performance results reflect any contractual waivers and/or reimbursements of fund expenses by the Investment Adviser. Absent this expense limitation, performance results would have been lower.

Performance results for Class Z shares also include performance from Highland Merger Arbitrage Fund, LP (“the MAF Predecessor Fund”). The MAF Predecessor Fund was not managed as a 1940 Act Fund so the expenses and ratios may be different. Stock and bond prices may fall or fail to rise over time for several reasons, including general financial market conditions, factors related to a specific issuer or industry and, with respect to bond prices, changing market perceptions of the risk of default and changes in government intervention. These factors may also lead to increased volatility and reduced liquidity in the bond markets. The Fund invests in value stocks which involve the risk of investing in securities that are undervalued and may not realize their full potential. The Fund also invests in growth stocks that may be more volatile because they are more sensitive to market conditions. The Fund may invest in foreign securities which may cause more volatility and less liquidity due to currency changes, political instability and accounting differences. The Fund’s investments in derivatives may involve more volatility and less liquidity because of the risk that an investment may not correlate to the performance of the underlying securities.

Mutual fund investing involves risk including the possible loss of principal.

The performance data quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s share when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit our website at www.nexpoint.com.

Annual Report	5

FUND PROFILE (unaudited)

June 30, 2023	NexPoint Event Driven Fund

Objective

NexPoint Event Driven Fund seeks long-term capital appreciation.

Net Assets as of June 30, 2023

$28.6 million

Portfolio Data as of June 30, 2023

The information below provides a snapshot of NexPoint Event Driven Fund at the end of the reporting period. NexPoint Event Driven Fund is actively managed and the composition of its portfolio will change over time. Current and future holdings are subject to risk.

Sectors as of 6/30/2023(%)(1)(4)	Long Exposure	Short Exposure	Net Exposure

Banks	4.7	—	4.7
Chemicals	7.0	—	7.0
Communication Services	4.9	—	4.9
Consumer Discretionary	1.5	—	1.5
Consumer Staples	0.6	—	0.6
Energy	13.5	(1.7)	11.8
Exchange-traded Fund	0.5	—	0.5
Financials	15.5	(1.0)	14.5
Healthcare:

Biotechnology	5.4	—	5.4

Healthcare Equipment & Supplies	4.0	—	4.0

Healthcare Providers & Services	1.1	—	1.1

Healthcare Technology	1.5	—	1.5

Life Sciences Tools & Services	6.8	—	6.8

Pharmaceuticals	5.0	—	5.0

Industrials	21.5	—	21.5

Information Technology	4.1	—	4.1

Materials	6.2	—	6.2

Real Estate	9.1	(7.7)	1.4

Utilities	4.6	—	4.6
Other Investments and Assets & Liabilities, net(2)	(7.1)	—	(7.1)

Top 5 Holdings as of 6/30/2023(%)(1)(2) Long Securities

US Xpress Enterprises	7.9
Gaslog Partners	6.9
Syneos Health	6.1
Circor International, Inc., Term Loan, 1st Lien	5.0
Radius Global Infrastructure	4.9

Short Securities

Extra Space Storage	(4.3)
Regency Centers	(3.4)
ONEOK, Inc.	(1.7)
Greenhill	(1.0)

(1)	Sectors and holdings are calculated as a percentage of total net assets.

(2)	Includes the Fund’s investment in cash equivalent investments.

(3)	Excludes the Fund’s investment in cash equivalent investments.

(4)	Derivatives are included in the exposure calculations.

Amounts designated as “—” are 0%.

6	Annual Report

FUND PROFILE (unaudited)

NexPoint Merger Arbitrage Fund

Objective

NexPoint Merger Arbitrage Fund seeks to generate positive absolute returns.

Net Assets as of June 30, 2023

$1,028.8 million

Portfolio Data as of June 30, 2023

The information below provides a snapshot of NexPoint Merger Arbitrage Fund at the end of the reporting period. NexPoint Merger Arbitrage Fund is actively managed and the composition of its portfolio will change over time. Current and future holdings are subject to risk.

Sectors as of 6/30/2023(%)(1)(4)	Long Exposure	Short Exposure	Net Exposure

Asset-backed Securities	11.0	—	11.0
Banks	1.0	—	1.0
Chemicals	2.8	—	2.8
Communication Services	4.9	—	4.9
Consumer Staples	0.1	—	0.1
Energy	6.2	(1.8)	4.4
Financials	2.4	—	2.4
Healthcare	14.5	—	14.5
Industrials	7.1	—	7.1
Information Technology	0.9	—	0.9
Materials	5.9	—	5.9
Real Estate	4.5	(4.5)	—
Special Purpose Acquisition Companies	0.6	—	0.6
Utilities	0.8	—	0.8
Other Investments and Assets & Liabilities, net(2)	43.6	—	43.6

Top 5 Holdings as of 6/30/2023(%)(1)(2) long Securities

Horizon Therapeutics	5.7
Radius Global Infrastructure	4.9
Life Storage	4.5
Syneos Health	4.1
Univar Solutions, Inc.	4.0

Short Securities

Extra Space Storage	(4.5)
ONEOK, Inc.	(1.8)

(1)	Sectors and holdings are calculated as a percentage of totaI net assets.

(2)	Includes the Fund’s investment in cash equivalent investments.

(3)	Excludes the Fund’s investment in cash equivalent investments.

(4)	Derivatives are included in the exposure calculations.

Amounts designated as “—” are 0%.

Annual Report	7

FINANCIAL STATEMENTS

June 30, 2023

A guide to understanding each Fund’s financial statements

Investment Portfolio	The Investment Portfolio details each of the Fund’s holdings and their market value as of the last day of the reporting period. Portfolio holdings are organized by type of asset and industry to demonstrate areas of concentration and diversification.

Statements of Assets and Liabilities	This statement details each Fund’s assets, liabilities, net assets and share price for each share class as of the last day of the reporting period. Net assets are calculated by subtracting all of a Fund’s liabilities (including any unpaid expenses) from the total of the Fund’s investment and noninvestment assets. The net asset value per share for each class is calculated by dividing net assets allocated to that share class by the number of shares outstanding in that class as of the last day of the reporting period.

Statements of Operations	This statement reports income earned by each Fund and the expenses incurred by each Fund during the reporting period. The Statement of Operations also shows any net gain or loss a Fund realized on the sales of its holdings during the period as well as any unrealized gains or losses recognized over the period. The total of these results represents a Fund’s net increase or decrease in net assets from operations.

Statements of Changes in Net Assets	This statement details how each Fund’s net assets were affected by its operating results, distributions to shareholders and shareholder transactions (e.g., subscriptions, redemptions and distribution reinvestments) during the reporting period. The Statements of Changes in Net Assets also details changes in the number of shares outstanding.

Financial Highlights	The Financial Highlights demonstrate how each Fund’s net asset value per share was affected by the Fund’s operating results. The Financial Highlights also disclose the classes’ performance and certain key ratios (e.g., net expenses and net investment income as a percentage of average net assets).

Notes to Financial Statements	These notes disclose the organizational background of the Funds, certain of their significant accounting policies (including those surrounding security valuation, income recognition and distributions to shareholders), federal tax information, fees and compensation paid to affiliates and significant risks and contingencies.

8	Annual Report

INVESTMENT PORTFOLIO

As of June 30, 2023	NexPoint Event Driven Fund

Shares		Value ($)
Common Stock - 67.7%

CONSUMER DISCRETIONARY - 1.5%
2,500	Atmus Filtration Technologies (a)(b)	54,900
4,984	BorgWarner, Inc.	243,767
2,150	Hasbro (a)	139,256

		437,923

CONSUMER STAPLES - 0.6%
583	Blackmores	36,572
5,000	Kenvue (a)(b)	132,100

		168,672

ENERGY - 1.2%
10,000	Atlas Energy Solutions, Class A (a)(b)	173,600
6,300	New Fortress Energy, Inc., Class A (a)(c)	168,714

		342,314

FINANCIALS - 14.6%
28,685	Argo Group International Holdings (a)(b)	849,363
219,833	Curtis Banks Group	885,961
48,980	First Horizon (a)	552,005
9,141	Focus Financial Partners, Class A (a)(b)	479,994
1,324	Home Capital Group, Class B	43,135
339,454	Home Point Capital (b)	787,533
115,643	Network International Holdings (b)	563,976

		4,161,967

HEALTHCARE - 15.4%

Biotechnology - 5.4%
7,303	Chinook Therapeutics (b)	280,581
12,358	Horizon Therapeutics (a)(b)	1,271,021

		1,551,602

Healthcare Equipment & Supplies - 1.0%
5,000	Globus Medical, Class A (a)(b)	297,700

Healthcare Providers & Services - 1.1%
1,300	Laboratory Corp of America Holdings	313,729

Healthcare Technology - 1.5%
428,568	AMINO, Inc. (b)(d)(e)(f)	201,427
12,726	EMIS Group	221,654

		423,081

Life Sciences Tools & Services - 1.4%
1,000	lllumina (a)( b)	187,490
4,545	Syneos Health, Class A (a)(b)	191,526

		379,016

Pharmaceuticals - 5.0%
2,032	Dechra Pharmaceuticals	95,223
18,207	DICE Therapeutics (a)(b)	845,897
225,000	Paratek Pharmaceuticals, Inc. (b)	497,250

		1,438,370

		4,403,498

INDUSTRIALS - 16.5%
7,795	Aerojet Rocketdyne Holdings (a)(b)	427,712
30,898	Univar Solutions, lnc. (a)(b)	1,107,384
369,260	US Xpress Enterprises, Class A (a)(b)	2,267,256

Shares		Value ($)
INDUSTRIALS (continued)
15,287	va-Q-tec (b)	433,631
50,000	Velan	481,768

		4,717,751

INFORMATION TECHNOLOGY - 4.1%
62,226	Absolute Software	713,110
8,169	National lnstruments (a)	468,900

		1,182,010

MATERIALS - 3.9%
10,900	Arconic (a)(b)	322,422
3,500	Crown Holdings, lnc. (a)	304,045
11,529	Teck Resources, Ltd., Class B (a)	485,371

		1,111,838

REAL ESTATE - 7.7%
100	Global Net Lease REIT (c)	1,028
9,146	Life Storage REIT (a)	1,216,052
45,619	Urstadt Biddle Properties, Class A REIT (a)	969,860

		2,186,940

UTILITIES - 2.2%
5,180	Atlantica Sustainable Infrastructure PLC (a)	121,419
282	NRG Energy, Inc. (a)	10,544
11,164	PNM Resources (a)	503,497

		635,460

	Total Common Stock (Cost $22,283,238)	19,348,373

Principal Amount ($)

U.S. Senior Loans (g)(j) - 24.8%

BANKS - 4.7%
1,350,000	Greenhill & Co., Inc., Term Loan, 1st Lien, 04/05/24, SOFR 3 Month + 3.25%	1,350,635

CHEMICALS - 7.0%
149,605	Spectrum Holdings Ill Corp., Closing Date Term Loan, 1st Lien, 01/24/25, SOFR 3 Month + 3.25%	149,278
1,250,000	Spectrum Holdings Ill Corp., Closing Date Term Loan, 2nd Lien, 01/26/26, SOFR 3 Month + 7.00%	1,245,706
600,000	Univar Solutions USA Inc., Term Loan, 1st Lien, 05/26/28, SOFR 1 Month + 1.75%	600,336

		1,995,320

ENERGY - 2.8%
804,000	Quarternorth Energy Holding, Term Loan, 2nd Lien, 08/27/26, SOFR 1 Month + 8.00%	802,661

HEALTHCARE - 3.0%

Healthcare Equipment & Supplies - 3.0%
1,181,643	Carestream Health Inc., Term Loan, 1st Lien, 09/30/27, SOFR 3 Month + 7.50%	864,962

INDUSTRIALS - 5.0%
1,417,017	Circor International, Inc., Term Loan, 1st Lien, 12/20/28, SOFR 1 Month + 5.50%	1,424,251

See Glossary on page 17 for abbreviations along with accompanying Notes to Financial Statements.	9

INVESTMENT PORTFOLIO (continued)

As of June 30, 2023	NexPoint Event Driven Fund

Principal Amount ($)		Value ($)

MATERIALS - 2.3%
648,354	Diamond BC, Term loan, 1st Lien, 09/29/28, SOFR 3 Month + 2.75%	648,442

	Total U.S. Senior Loans (Cost $7,313,276)	7,086,271

Shares

Master Limited Partnerships - 9.5%

ENERGY - 9.5%
228,682	Gaslog Partners (a)	1,971,239
11,984	Magellan Midstream Partners (a)	746,843

	Total Master Limited Partnerships (Cost $2,690,765)	2,718,082

Principal Amount ($)

Convertible Bonds - 5.8%

COMMUNICATION SERVICES - 4.9%
1,400,000	Radius Global Infrastructure 2.50%, 09/15/26 (h)	1,386,000

FINANCIALS - 0.9%
250,000	Starwood Property Trust 6.75%, 07/15/27	256,250

	Total Convertible Bonds (Cost $1,630,693)	1,642,250

Corporate Obligation - 5.4%

HEALTHCARE - 5.4%
1,575,000	Syneos Health 3.63%, 01/15/29 (h)	1,541,594

	Total Corporate Obligation (Cost $1,552,229)	1,541,594

Shares

Preferred Stock - 3.8%

REAL ESTATE - 1.4%
17,000	Seritage Growth Properties 7.00% (i)	397,800

UTILITIES - 2.4%
24,006	Brookfield Renewable Partners L.P. 6.05% (i)	362,653
7,000	NextEra Energy, Inc. 6.93%, 09/01/2025	317,030

		679,683

	TotaI Preferred Stock (Cost $1,138,578)	1,077,483

Exchange-Traded Funds - 0.5%
1,500	ProShares Ultra Bloomberg Natural Gas (b)	103,485
2,000	ProShares Ultra VIX Short-Term Futures ETF (b)	36,980

	Total Exchange-Traded Funds (Cost $221,163)	140,465

Contracts		Value ($)

Purchased Call Options(b) - 0.4%
399	Total Purchased Call Options (Cost $72,727)	110,302

Unit

Rights - 0.0%

HEALTHCARE - 0.0%

Healthcare Equipment & Supplies - 0.0%
3,352	Abiomed, Inc. (b)(d)(e)	3,419

	Total Rights (Cost $—)	3,419

Contracts

Purchased Put Options(b) - 0.0%
86	Total Purchased Put Options (Cost $32,932)	2,330

Principal Amount ($)

Repurchase Agreement(k)(l) - 0.0%
3,899	5.080%, RBC Dominion Securities dated 6/30/2023 to be repurchased on 07/03/2023, repurchase price $3,901 (collateralized by U.S. Government Agency and U.S. Treasury Obligations, ranging in par value $0 - $832, 0.000% - 7.500%, 07/31/2023 - 05/20/2053; with total market value $3,977)	3,899

	Total Repurchase Agreement (Cost $3,899)	3,899

Total lnvestments - 117.9% (Cost $36,939,500)		33,674,468

Shares

Securities Sold Short - (10.4)%

Common Stock - (10.4)%

ENERGY - (1.7)%
(7,995)	ONEOK, Inc.	(493,451)

FINANCIAL - (1.0)%
(19,353)	Greenhill	(283,522)

REAL ESTATE - (7.7)%
(8,189)	Extra Space Storage REIT	(1,218,933)
(15,830)	Regency Centers REIT	(977,819)

		(2,196,752)

	Total Common Stock (Proceeds $2,885,247)	(2,973,725)

	Total Securities Sold Short - (10.4)% (Proceeds $2,885,247)	(2,973,725)

Other Assets & Liabilities, Net - (7.5)%(m)		(2,128,321)

Net Assets - 100.0%		28,572,422

10	See Glossary on page 17 for abbreviations along with accompanying Notes to Financial Statements.

INVESTMENT PORTFOLIO (continued)

As of June 30, 2023	NexPoint Event Driven Fund

(a)	All or part of this security is pledged as collateral for short sales. The fair value of the securities pledged as collateral was $14,406,043.
(b)	Non-income producing security.
(c)

Securities (or a portion of securities) on loan. As of June 30, 2023, the fair value of securities loaned was $8,610. The loaned securities were secured with cash and/or securities collateral of $8,822. Collateral is calculated based on prior day’s prices.

(d)

Securities with a total aggregate value of $204,846, or 0.7% of net assets, were classified as Level 3 within the three-tier fair value hierarchy. Please see Notes to Financial Statements for an explanation of this hierarchy, as well as a list of unobservable inputs used in the valuation of these instruments.

(e)

Represents fair value as determined by the Investment Adviser pursuant to the policies and procedures approved by the Board of Trustees (the “Board”). The Board has designated the Investment Adviser as “valuation designee” for the Fund pursuant to Rule 2a-5 of the Investment Company Act of 1940, as amended. The Investment Adviser considers fair valued securities to be securities for which market quotations are not readily available and these securities may be valued using a combination of observable and unobservable inputs. Securities with a total aggregate value of $204,846, or 0.7% of net assets, were fair valued under the Fund’s valuation procedures as of June 30, 2023. Please see Notes to Financial Statements.

(f)

Restricted Securities. These securities are not registered and may not be sold to the public. There are legal and/or contractual restrictions on resale. The Fund does not have the right to demand that such securities be registered. The values of these securities are determined by valuations provided by pricing services, brokers, dealers, market makers, or in good faith under the policies and procedures established by the Board. Additional Information regarding such securities follows:

Restricted Security	Security Type	Acquisition Date	Cost of Security	Fair Value at Year End	Percent of Net Assets
AMINO, Inc.	Common Stock	11/18/2016	$2,464,266	$201,427	0.7%

(g)

Senior loans (also called bank loans, leveraged loans, or floating rate loans) in which the Fund invests generally pay interest at rates which are periodically determined by reference to a base lending rate plus a spread (unless otherwise identified, all senior loans carry a variable rate of interest). These base lending rates are generally (i) the Prime Rate offered by one or more major United States banks, (ii) the lending rate offered for overnight lending, using U.S. Treasuries as collateral, known as Secured Overnight Financing Rate (“SOFR”) or (iii) the Certificate of Deposit rate. As of June 30, 2023, the SOFR 1 Month and SOFR 3 Month rates were 5.14% and 5.27%, respectively. Senior loans, while exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). contain certain restrictions on resale and cannot be sold publicly. Senior secured floating rate loans often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity maybe substantially less than the stated maturity shown.

(h)

Securities exempt from registration under Rule 144A of the 1933 Act. These securities may only be resold in transactions exempt from registration to qualified institutional buyers. The Board has determined these investments to be liquid. At June 30, 2023, these securities amounted to $2,927,594 or 10.2% of net assets.

(i)	Perpetual security with no stated maturity date.
(j)

Variable or floating rate security. The base lending rates are generally the lending rate offered for overnight lending, using U.S. Treasuries as collateral, also known as SOFR. The interest rate shown reflects the rate in effect June 30, 2023.

(k)	Tri-Party Repurchase Agreement.
(I)	This security was purchased with cash collateral held from securities on loan. The total value of such securities as of June 30, 2023 was $3,899.
(m)	As of June 30, 2023, $2,930,536 in cash was segregated or on deposit with the brokers to cover investments sold short and is included in “Other Assets & Liabilities, Net”.

Purchased options contracts outstanding as of June 30, 2023 were as follows:

Description	Exercise Price	Counterparty	Expiration Date	Number of Contracts	Notional Value	Premium	Value
PURCHASED CALL OPTIONS:
Activision Blizzard, Inc.	$90.00	Pershing	August 2023	44	$370,920	$9,396	$9,152
MP Materials Corp.	22.50	Pershing	December 2023	40	91,520	14,902	14,000
NRG Energy, Inc.	34.00	Pershing	July 2023	200	747,800	26,643	72,200
iShares 20 Plus Year Treasury Bond ETF	105.00	Pershing	August 2023	115	1,183,810	21,786	14,950

						$72,727	$110,302

Description	Exercise Price	Counterparty	Expiration Date	Number of Contracts	Notional Value	Premium	Value
PURCHASED PUT OPTIONS:
Apple	$125.00	Pershing	January 2024	11	$213,367	$4,654	$605
United Parcel Service, Inc.	165.00	Pershing	July 2023	75	1,344,375	28,278	1,725

						$32,932	$2,330

See Glossary on page 17 for abbreviations along with accompanying Notes to Financial Statements.	11

INVESTMENT PORTFOLIO (concluded)

As of June 30, 2023	NexPoint Event Driven Fund

Written options contracts outstanding as of June 30, 2023 were as follows:

Description	Exercise Price	Counterparty	Expiration Date	Number of Contracts	Notional Value	Premium	Value
WRITTEN CALL OPTIONS:
Apple	$175.00	Pershing	January 2024	(11)	$(213,367)	$(13,056)	$(31,020)
Activision Blizzard, Inc.	85.00	Pershing	August 2023	(44)	(370,920)	(18,588)	(19,360)
NRG Energy, Inc.	37.00	Pershing	July 2023	(200)	(747,800)	(6,180)	(25,000)
iShares 20 Plus Year Treasury Bond ETF	110.00	Pershing	August 2023	(115)	(1,183,810)	(6,635)	(3,680)

						$(44,459)	$(79,060)

Description	Exercise Price	Counterparty	Expiration Date	Number of Contracts	Notional Value	Premium	Value
WRITTEN PUT OPTIONS:
Activision Blizzard, Inc.	$85.00	Pershing	August 2023	(44)	$(370,920)	$(19,512)	$(21,120)
United Parcel Service, Inc.	145.00	Pershing	July 2023	(75)	(1,344,375)	(5,471)	(375)

						$(24,983)	$(21,495)

Forward foreign currency contracts outstanding as of June 30, 2023 were as follows:

Counterparty	Settlement Date	Currency to Deliver	Notional Amount ($)	Currency to Receive	Notional Amount ($)	Unrealized Appreciation/ (Depreciation)
Goldman Sachs	07/26/23	EUR	397,462	USD	434,331	$238
Goldman Sachs	08/11/23	CAD	650,000	USD	489,701	(1,868)
Goldman Sachs	08/21/23	CAD	791,228	USD	588,290	(10,180)
Goldman Sachs	08/18/23	AUD	55,385	USD	37,039	132
Goldman Sachs	08/21/23	USD	539,664	CAD	723,754	7,770
Goldman Sachs	08/31/23	GBP	712,259	USD	892,785	(12,785)
Goldman Sachs	11/01/23	GBP	74,331	USD	92,904	(1,568)
Goldman Sachs	11/17/23	GBP	208,706	USD	261,137	(4,084)
Goldman Sachs	12/29/23	GBP	443,022	USD	561,912	(857)
Goldman Sachs	11/17/23	USD	47,435	GBP	37,923	757

						$(22,445)

12	See Glossary on page 17 for abbreviations along with accompanying Notes to Financial Statements.

INVESTMENT PORTFOLIO

As of June 30, 2023	NexPoint Merger Arbitrage Fund

Shares		Value ($)

Common Stock - 26.6%

COMMUNICATION SERVICES - 0.0%
88,561	GCI Liberty, Inc., Class A (a)(b)	—

CONSUMER STAPLES - 0.1%
19,553	Blackmores	1,226,577

FINANCIALS - 2.4%
132,082	Argo Group International Holdings (c)	3,910,948
352,665	Focus Financial Partners, Class A (c)	18,518,439
75,676	Home Capital Group, Class B	2,465,439

		24,894,826

HEALTHCARE - 10.4%
306,121	AMINO, lnc. (a)(b)(c)(d)	143,877
2,246	Biote, Class A (c)	15,183
268,873	Chinook Therapeutics (c)	10,330,101
683,259	DICE Therapeutics (c)	31,744,213
381,428	EMIS Group	6,643,482
569,589	Horizon Therapeutics (c)(e)	58,582,228

		107,459,084

INDUSTRIALS - 6.3%
299,224	Aerojet Rocketdyne Holdings (c)(e)	16,418,421
1,155,262	Univar Solutions, lnc. (c)	41,404,590
174,511	va-Q-tec (c)	4,950,181
200,000	Velan	1,927,074

		64,700,266

INFORMATION TECHNOLOGY - 0.9%
785,279	Absolute Software	8,999,297

MATERIALS - 1.2%
407,203	Arconic (c)	12,045,065

REAL ESTATE - 4.5%
346,615	Life Storage, REIT	46,085,931

UTILITIES - 0.8%
190,444	PNM Resources	8,589,024

	Total Common Stock (Cost $282,549,775)	274,000,070

Principal Amount ($)

Asset-Backed Securities - 11.0%
5,000,000	Ares LXVII CLO, Series 2022-67A, Class A2 TSFR3M + 2.650%, 7.25%, 1/25/2036 (f)(g)	5,000,000
5,000,000	Black Diamond CLO, Series 2022-1A, Class A1A TSFR3M + 2.500%, 7.08%, 10/25/2035 (f)(g)	5,018,750
3,500,000	Bridge Street CLO Ill, Series 2022-1A, Class A2 TSFR3M + 2.950%, 7.55%, 10/20/2034 (f)(g)	3,508,750
9,000,000	Bridge Street CLO Ill, Series 2022-1A, Class A1 TSFR3M + 2.300%, 6.90%, 10/20/2034 (f)(g)	9,016,650
6,000,000	Capital Four US CLO Ill, Series 2023- 2A, Class A2 TSFR3M + 3.000%, 7.63%, 1/21/2035 (f)(g)	6,030,000

Principal Amount ($)		Value ($)

Asset-Backed Securities (continued)
5,000,000	Carlyle US CLO, Series 2022-6A, Class A TSFR3M + 2.250%, 6.85%, 10/25/2034 (f)(g)	5,012,500
6,500,000	Carlyle US CLO, Series 2022-4A, Class A2 TSFR3M + 2.250%, 7.32%, 7/25/2034 (f)(g)	6,516,250
5,000,000	Danby Park CLO, Series 2022-1A, Class A2 TSFR3M + 2.750%, 7.81%, 10/21/2035 (f)(g)	5,025,000
8,000,000	Empower CLO, Series 2022-1A, Class A2 TSFR3M + 2.500%, 7.55%, 10/20/2034 (f)(g)	8,000,000
6,000,000	Halseypoint CLO VI, Series 2022-6A, Class A2 TSFR3M + 2.650%, 7.70%, 10/20/2034 (f)(g)	6,015,000
4,149,079	Newark BSL CLO 1, Series 2020-1A, Class A1R TSFR3M + 1.362%, 6.44%, 12/21/2029 (f)(g)	4,121,696
10,000,000	OFSI BSL XII, Series 2023-12A, Class A1 TSFR3M + 2.400%, 7.35%, 1/20/2035 (f)(g)	10,025,000
6,000,000	Park Blue CLO II, Series 2023-2A, Class A2 TSFR3M + 2.900%, 7.54%, 1/20/2035 (f)(g)	5,991,600
5,000,000	Saratoga Investment Senior Loan Fund, Series 2022-1A, Class A2 TSFR3M + 2.600%, 7.65%, 10/20/2033 (f)(g)	5,012,500
10,000,000	Sycamore Tree CLO, Series 2023-2A, Class A TSFR3M + 2.330%, 7.24%, 4/20/2035 (f)(g)	10,010,000
5,000,000	Tikehau US CLO II, Series 2022-1A, Class AJ TSFR3M + 2.600%, 7.65%, 7/20/2033 (f)(g)	5,000,000
13,684,064	Venture XXVII CLO, Series 2017-27RA, Class A ICE LIBOR USD 3 Month+ 1.300%, 6.56%, 7/21/2030 (f)(g)	13,513,013

	Total Asset-Backed Securities (Cost $112,404,127)	112,816,709

U.S. Senior Loans (h)(f) - 8.9%

BANKS - 1.0%
10,070,000	Greenhill & Co., Inc., Term Loan, 1st Lien, 04/05/24, SOFR 3 Month + 3.25%	10,074,733

CHEMICALS - 2.8%
13,274,183	Spectrum Holdings Ill Corp., Closing Date Term Loan, 1st Lien, 01/24/25, SOFR 3 Month + 3.25%	13,245,113
1,331,100	Spectrum Holdings Ill Corp., Closing Date Term Loan, 2nd Lien, 01/26/26, SOFR 3 Month + 7.00%	1,326,527
13,764,885	Univar Solutions USA Inc., Term Loan, 1st Lien, 05/26/28, SOFR 1 Month + 1.75%	13,772,594

		28,344,234

ENERGY - 0.7%
7,000,000	Quarternorth Energy Holding, Term Loan, 2nd Lien, 08/27/26, SOFR 1 Month + 8.00%	6,988,345

INDUSTRIALS - 0.8%
8,072,316	Circor International, Inc., Term Loan, 1st Lien, 12/20/28, SOFR 1 Month + 5.50%	8,113,525

See Glossary on page 17 for abbreviations along with accompanying Notes to Financial Statements.	13

INVESTMENT PORTFOLIO (continued)

As of June 30, 2023	NexPoint Merger Arbitrage Fund

Principal Amount ($)		Value ($)

MATERIALS - 3.6%
37,359,724	Diamond BC, Term loan, 1st Lien, 09/29/28, SOFR 3 Month + 2.75%	37,364,767

	Total U.S. Senior Loans (Cost $91,011,405)	90,885,604

Shares

Master Limited Partnerships - 5.5%

ENERGY - 5.5%
3,354,056	Gaslog Partners	28,911,963
445,278	Magellan Midstream Partners	27,749,725

	Total Master Limited Partnerships (Cost $56,118,107)	56,661,688

Principal Amount ($)

Corporate Obligations - 5.2%

HEALTHCARE - 4.1%
42,425,000	Syneos Health 3.63%, 01/15/29 (g)	41,525,166

MATERIALS - 1.1%
11,357,000	Rayonier AM Products 5.50%, 06/01/24 (g)(i)	11,315,036

	Total Corporate Obligations (Cost $53,051,631)	52,840,202

Convertible Bond - 4.9%

COMMUNICATION SERVICES - 4.9%
50,900,000	Radius Global Infrastructure 2.50%, 09/15/26 (g)	50,391,000

	Total Convertible Bond (Cost $50,351,890)	50,391,000

Shares

Special Purpose Acquisition Companies - 0.6%
10,000	Blockchain Coinvestors Acquisition l (c)	106,750
225,000	Energem (c)	2,439,000
60,927	Everest Consolidator Acquisition (c)	648,872
294,324	Integrated RaiI and Resources Acquisition (c)	3,199,302

	Total Special Purpose Acquisition Companies (Cost $5,942,125)	6,393,924

Units

Warrants - 0.0%

HEALTHCARE - 0.0%
71,084	Apollomics, Expires 12/11/2027 (c)	5,868

INFORMATION TECHNOLOGY - 0.0%
113,155	SMX Security Matters, Expires 03/10/2028 (c)	2,297

REAL ESTATE - 0.0%
12,612	Appreciate Holdings, Expires 12/02/2027 (c)	318

Units		Value ($)

SPECIAL PURPOSE ACQUISITION COMPANY - 0.0%
12,500	AltEnergy Acquisition, Expires 11/05/2028 (c)	438
125,076	Athena Consumer Acquisition, Expires 08/03/2028 (c)	5,647
150,000	Fat Projects Acquisition, Expires 06/19/2026 (c)	7,125
181,950	GoGreen Investments, Expires 06/03/2028 (c)	178,311
198,080	Perception Capital II, Expires 01/03/2029 (c)	19,154
108,741	Phoenix Biotech Acquisition, Expires 09/04/2026 (c)	7,123
21,237	Seaport Global Acquisition II, Expires 11/20/2026 (c)	1,805

		219,603

	TotaI Warrants (Cost $446,355)	228,086

Rights - 0.0%

HEALTHCARE - 0.0%
171,486	Abiomed, Inc. (a)(b)(c)	174,916

	Total Rights (Cost $—)	174,916

Contracts

Purchased Call Options (c) - 0.0%
1,512	Total Purchased Call Options (Cost $301,259)	314,496

Principal Amount ($)

Repurchase Agreements (j)(k) - 0.6%
1,496,086	BofA Securities 5.060% dated 6/30/2023 to be repurchased on 07/03/2023, repurchase price $1,496,717 (collateralized by U.S. Government Agencies, ranging in par value $2,934 - $178,407, 2.000% - 6.500%, 04/01/2035 - 09/01/2061; with total market value $1,526,008)	1,496,086
1,496,086	Daiwa Capital Markets 5.070% dated 6/30/2023 to be repurchased on 07/03/2023, repurchase price $1,496,718 (collateralized by U.S. Government Agency and U.S. Treasury Obligations, ranging in par value $324 - $1,594,197, 0.000% - 7.000%, 07/27/2023 - 07/01/2053; with total market value $1,526,008)	1,496,086
1,496,086	RBC Dominion Securities 5.060% dated 6/30/2023 to be repurchased on 07/03/2023, repurchase price $1,496,717 (collateralized by U.S. Government Agency and U.S. Treasury Obligations, ranging in par value $0 - $319,213, 0.000% - 7.500%, 07/01/2023 - 05/01/2053; with total market value $1,526,008)	1,496,086

14	See Glossary on page 17 for abbreviations along with accompanying Notes to Financial Statements.

INVESTMENT PORTFOLIO (continued)

As of June 30, 2023	NexPoint Merger Arbitrage Fund

Princi ai Amount		Value ($)

Repurchase Agreements (j)(k) (continued)
1,496,086	HSBC Securities 5.060% dated 6/30/2023 to be repurchased on 07/03/2023, repurchase price $1,496,717 (collateralized by U.S. Government Agency and U.S. Treasury Obligations, ranging in par value $2,582 - $1,803,664, 0.000% - 6.000%, 08/15/2023 - 11/15/2057; with total market value $1,526,008)	1,496,086
274,464	Nomura Securities, Inc. 5.050% dated 6/30/2023 to be repurchased on 07/03/2023, repurchase price $274,580 (collateralized by U.S. Government Agencies, ranging in par value $1 - $152,082, 1.500% - 6.500%, 09/01/2029- 02/01/2057; with total market value $279,954)	274,464

	Total Repurchase Agreements (Cost $6,258,808)	6,258,808

Shares

Cash Equivalents - 24.5%

MONEY MARKET FUND(I) - 24.5%
252,312,865	Dreyfus Treasury Obligations Cash Management, Institutional Class 5.000%	252,312,865

	Total Cash Equivalents (Cost $252,312,865)	252,312,865

Total Investments - 87.8% (Cost $910,748,347)		903,278,368

Securities Sold Short - (6.3)%

Common Stock - (6.3)%

ENERGY - (1.8)%
(297,020)	ONEOK, Inc.	(18,332,075)

REAL ESTATE - (4.5)%
(310,359)	Extra Space Storage, REIT	(46,196,937)

	Total Common Stock (Proceeds $63,308,392)	(64,529,012)

	Total Securities Sold Short - (6.3)% (Proceeds $63,308,392)	(64,529,012)

Other Assets & Liabilities, Net - 18.5%(m)		190,079,652

Net Assets - 100.0%		1,028,829,008

(a)

Securities with a total aggregate value of $318,793, or 0.0% of net assets, were classified as Level 3 within the three-tier fair value hierarchy. Please see Notes to Financial Statements for an explanation of this hierarchy, as well as a list of unobservable inputs used in the valuation of these instruments.

(b)

Represents fair value as determined by the Investment Adviser pursuant to the policies and procedures approved by the Board of Trustees (the “ Board”). The Board has designated the Investment Adviser as “valuation designee” for the

Fund pursuant to Rule 2a-5 of the Investment Company Act of 1940, as amended. The Investment Adviser considers fair valued securities to be securities for which market quotations are not readily available and these securities may be valued using a combination of observable and unobservable inputs. Securities with a total aggregate value of $318,793, or 0.0% of net assets, were fair valued under the Fund’s valuation procedures as of June 30, 2023. Please see Notes to Financial Statements.
(c)	Non-income producing security.
(d)

Restricted Securities. These securities are not registered and may not be sold to the public. There are legal and/or contractual restrictions on resale. The Fund does not have the right to demand that such securities be registered. The values of these securities are determined by valuations provided by pricing services, brokers, dealers, market makers, or in good faith under the policies and procedures established by the Board. Additional Information regarding such securities follows:

Restricted Security	Security Type	Acquisition Date	Cost of Security	Fair Value at Year End	Percent of Net Assets
AMINO, Inc.	Common Stock	11/18/2016	$1,760,196	$143,877	0.0%

(e)	All or part of this security is pledged as collateral for short sales. The fair value of the securities pledged as collateral was $68,292,259.
(f)

Variable or floating rate security. The rate shown is the effective interest rate as of period end. The rates on certain securities are not based on published reference rates and spreads and are either determined by the issuer or agent based on current market conditions; by using a formula based on the rates of underlying loans; or by adjusting periodically based on prevailing interest rates.

(g)

Securities exempt from registration under Rule 144A of the 1933 Act. These securities may only be resold in transactions exempt from registration to qualified institutional buyers. The Board has determined these investments to be liquid. At June 30,2023, these securities amounted to $216,047,911 or 21.0% of net assets.

(h)

Senior loans (also called bank loans, leveraged loans, or floating rate loans) in which the Fund invests generally pay interest at rates which are periodically determined by reference to a base lending rate plus a spread (unless otherwise identified, all senior loans carry a variable rate of interest). These base lending rates are generally (i) the Prime Rate offered by one or more major United States banks, (ii) the lending rate offered for overnight lending, using U.S. Treasuries as collateral, known as Secured Overnight Financing Rate (“SOFR”) or (iii) the Certificate of Deposit rate. As of June 30, 2023, the SOFR 1 Month and SOFR 3 Month rates were 5.14% and 5.27%, respectively. Senior loans, while exempt from registration under the Securities Act of 1933, as amended (the “ 1933 Act”), contain certain restrictions on resale and cannot be sold publicly. Senior secured floating rate loans often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity maybe substantially less than the stated maturity shown.

(i)

Securities (or a portion of securities) on loan. As of June 30, 2023, the fair value of securities loaned was $6,103,233. The loaned securities were secured with cash and/or securities collateral of $6,258,808. Collateral is calculated based on prior day’s prices.

(j)	Tri-Party Repurchase Agreement.
(k)	This security was purchased with cash collateral held from securities on loan. The total value of such securities as of June 30, 2023 was $6,258,808.
(I)	Rate reported is 7 day effective yield.
(m)	As of June 30, 2023, $65,020,329 in cash was segregated or on deposit with the brokers to cover investments sold short and is included in “Other Assets & Liabilities, Net”.

See Glossary on page 17 for abbreviations along with accompanying Notes to Financial Statements.	15

INVESTMENT PORTFOLIO (concluded)

As of June 30, 2023	NexPoint Merger Arbitrage Fund

Purchased options contracts outstanding as of June 30, 2023 were as follows:

Description	Exercise Price	Counterparty	Expiration Date	Number of Contracts	Notional Value	Premium	Value
PURCHASED CALL OPTIONS:
Activision Blizzard, Inc.	$90.00	Pershing	August 2023	1,512	$12,746,160	$301,259	$314,496

Written options contracts outstanding as of June 30, 2023 were as follows:

Description	Exercise Price	Counterparty	Expiration Date	Number of Contracts	Notional Value	Premium	Value
WRITTEN CALL OPTIONS:
Activision Blizzard, Inc.	$85.00	Pershing	August 2023	(1,512)	$(12,746,160)	$(611,737)	$(665,280)

Description	Exercise Price	Counterparty	Expiration Date	Number of Contracts	Notional Value	Premium	Value
WRITTEN PUT OPTIONS:
Activision Blizzard, Inc.	$85.00	Pershing	August 2023	(1,512)	$(12,746,160)	$(696,178)	$(725,760)

Forward foreign currency contracts outstanding as of June 30, 2023 were as follows:

Counterparty	Settlement Date	Currency to Deliver	Notional Amount ($)	Currency to Receive	Notional Amount ($)	Unrealized Appreciation/ (Depreciation)
Goldman Sachs	08/21/23	USD	26,065,167	CAD	34,933,373	$357,773
Goldman Sachs	07/26/23	EUR	3,444,870	USD	3,778,281	15,931
Goldman Sachs	07/26/23	EUR	1,092,416	USD	1,192,142	(952)
Goldman Sachs	08/11/23	CAD	2,600,000	USD	1,944,604	(21,670)
Goldman Sachs	08/21/23	CAD	38,737,430	USD	28,801,870	(498,387)
Goldman Sachs	08/18/23	AUD	1,857,535	USD	1,242,236	4,422
Goldman Sachs	11/17/23	USD	1,421,750	GBP	1,136,655	22,695
Goldman Sachs	11/17/23	GBP	6,255,419	USD	7,826,899	(122,397)

						$(242,585)

16	See Glossary on page 17 for abbreviations along with accompanying Notes to Financial Statements.

GLOSSARY: (abbreviations that may be used in the preceding statements)

Currency Abbreviations:
AUD	Australian Dollar
EUR	Euro
GBP	British Pound
USD	United States Dollar

Other Abbreviations:
LIBOR	London Interbank Offered Rate
PLC	Public Limited Company
REIT	Real Estate Investment Trust
TSFR3M	Term Secured Overnight Financing Rate 3 Month

Annual Report	17

STATEMENTS OF ASSETS AND LIABILITIES

As of June 30, 2023	NexPoint Funds I

	NexPoint Event Driven Fund ($)	NexPoint Merger Arbitrage Fund ($)
Assets
Investments, at value †	33,670,569	644,706,695
Cash	1,615,932	58,404,376
Cash equivalents (Note 2)	—	252,312,865
Restricted Cash - Securities Sold Short (Note 2)	2,930,536	65,020,329
Repurchase Agreements, at value	3,899	6,258,808
Unrealized gain on forward foreign currency contracts	8,897	400,821
Foreign tax reclaim receivable	3,061	8,606
Receivable for:
Investments sold	2,552,635	103,411,648
Dividends and interest	82,230	5,559,099
Investment advisory and administration fees (Note 6)	5,811	—
Fund shares sold	15,151	1,843,037
Due from broker	—	23,143,601
Prepaid expenses and other assets	30,150	270,276

Total assets	40,918,871	1,161,340,161

Liabilities:
Securities sold short, at value (Note 2)	2,973,725	64,529,012
Due to broker	6,367,492	—
Written options contracts, at value (Note 3)	100,555	1,391,040
Unrealized loss on forward foreign currency contracts	31,342	643,406
Payable for:
Investments purchased	2,798,985	52,650,611
Custodian fees	22,030	50,697
Accounting services fees	21,209	65,038
Transfer agent fees	7,851	426,819
Reports to shareholders fees	7,848	38,193
Foreign currency	4,454	621,827
Upon return of securities loaned (Note 4)	3,899	6,258,808
Distribution and shareholder servicing fees (Note 6)	3,387	45,318
Fund shares redeemed	—	5,443,709
Investment advisory and administration fees (Note 6)	—	298,936
Accrued expenses and other liabilities	3,672	47,739

Total liabilities	12,346,449	132,511,153

Net Assets	28,572,422	1,028,829,008

Net Assets Consist of:
Paid-in capitaI	212,722,214	1,042,570,613
Total accumulated loss	(184,149,792)	(13,741,605)

Net Assets	28,572,422	1,028,829,008

Investments, at cost	36,935,601	652,176,674
Repurchase Agreements, at cost	3,899	6,258,808
Cash equivalents, at cost (Note 2)	—	252,312,865
Proceeds from foreign currency	4,431	618,320
Proceeds from securities sold short	2,885,247	63,308,392
Written options contracts, premiums received	69,442	1,307,915

18	See accompanying Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES (continued)

As of June 30, 2023	NexPoint Funds I

	NexPoint Event Driven Fund ($)	NexPoint Merger Arbitrage Fund ($)

Class A:
Net assets	6,028,201	69,139,540
Shares outstanding ($0.001 par value; unlimited shares authorized)	418,011	3,669,926
Net asset value per share(a)	14.42	18.84
Maximum offering price per share(b)(c)	15.26	19.94

Class C:
Net assets	1,997,620	29,893,733
Shares outstanding ($0.001 par value; unlimited shares authorized)	152,057	1,630,626
Net asset value and offering price per share(a)	13.14	18.33

Class Z:
Net assets	20,546,601	929,795,735
Shares outstanding ($0.001 par value; unlimited shares authorized)	1,352,792	48,412,244
Net asset value, offering and redemption price per share	15.19	19.21
† Includes fair value of securities on loan	8,610	6,103,233

(a)	Redemption price per share is equal to net asset value per share less any applicable contingent deferred sales charge (“CDSC”).
(b)	Purchases of $500,000 or more are subject to a 1.00% CDSC if redeemed within eighteen months of purchase.
(c)	The sales charge is 5.50% for the Event Driven Fund and Merger Arbitrage Fund. On sales of $1,000,000 or more, there is no sales charge and therefore the offering will be lower.

Amounts designated as “—” are $0.

See accompanying Notes to Financial Statements.	19

STATEMENTS OF OPERATIONS

For the year ended June 30, 2023	NexPoint Funds I

	NexPoint Event Driven Fund ($)	NexPoint Merger Arbitrage Fund ($)
Investment Income:
Income:
Dividends from unaffiliated issuers	338,776	10,733,559
Less: Foreign taxes withheld	(1,106)	(8,440)
Securities lending income (Note 4)	5,539	269,064
Interest from unaffiliated issuers	435,067	19,639,240

Total income	778,276	30,633,423

Expenses:
Investment advisory (Note 6)	277,120	12,995,946
Administration fees ( Note 6)	88,049	2,599,189
Distribution and shareholder servicing fees: (Note 6)
Class A	21,719	316,700
Class C	23,464	295,176
Accounting services fees (Note 6)	18,013	881,007
Transfer agent fees	49,550	2,823,047
Legal fees	17,890	862,028
Registration fees	62,801	192,546
Audit fees	40,750	53,250
Interest expense and commitment fees	1,045	3,678
Insurance	4,201	175,645
Trustees fees (Note 6)	8,852	413,377
Reports to shareholders	19,154	281,747
Custodian/wire agent fees	55,739	123,208
Pricing fees	1,494	43,954
Dividends and fees on securities sold short (Note 2)	125,630	4,025,773
Other	10,973	274,519

Total operating expenses before waiver and reimbursement	826,444	26,360,790
Less: Expenses waived or borne by the adviser and administrator (Note 6)	(240,842)	(1,880,283)

Net operating expenses	585,602	24,480,507

Net investment income	192,674	6,152,916

Realized gain (loss) on:
Investments from unaffiliated issuers	391,883	2,676,574
Securities sold short (Note 2)	115,828	24,058,119
Swap contracts (Note 3)	(29,345)	2,146,393
Written options contracts (Note 3)	25,353	(145,321)
Forward foreign currency contracts (Note 3)	(201,032)	(3,144,241)
Foreign currency transactions	(61,113)	(2,944,702)

Net realized gain	241,574	22,646,822

Net Change in Unrealized Appreciation (Depreciation) on:
Investments in unaffiliated issuers	795,981	(931,306)
Securities sold short (Note 2)	(269,133)	(7,433,291)
Swap contracts (Note 3)	58,848	(567,737)
Written options contracts (Note 3)	(35,872)	(225,128)
Forward foreign currency contracts (Note 3)	(22,445)	(242,585)
Foreign currency translation	8,084	442

Net change in unrealized appreciation (depreciation)	535,463	(9,399,605)

Net realized and unrealized gain	777,037	13,247,217

Total increase in net assets resulting from operations	969,711	19,400,133

20	See accompanying Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

NexPoint Funds I

	NexPoint Event Driven Fund

	Year Ended June 30, 2023 ($)	Year Ended June 30, 2022 ($)
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	192,674	(367,288)
Net realized gain (loss)	241,574	(7,492,215)
Net increase in unrealized appreciation	535,463	1,551,784

Net increase (decrease) from operations	969,711	(6,307,719)

Share transactions:
Proceeds from sale of shares
Class A	579,897	947,790
Class C	1,200	13,350
Class Z	9,718,491	11,568,043
Cost of shares redeemed
Class A	(1,281,269)	(2,840,921)
Class C	(573,532)	(2,035,444)
Class Z	(4,142,673)	(2,419,724)

Net increase from shares transactions	4,302,114	5,233,094

Total increase (decrease) in net assets	5,271,825	(1,074,625)

Net Assets
Beginning of year	23,300,597	24,375,222

End of year	28,572,422	23,300,597

Class A:
Shares Sold	40,661	61,229
Shares Redeemed	(90,187)	(192,439)

Net decrease in fund shares	(49,526)	(131,210)

Class C:
Shares Sold	92	966
Shares Redeemed	(44,209)	(147,776)

Net decrease in fund shares	(44,117)	(146,810)

Class Z:
Shares Sold	646,343	741,160
Shares Redeemed	(278,546)	(156,824)

Net increase in fund shares	367,797	584,336

See accompanying Notes to Financial Statements.	21

STATEMENTS OF CHANGES IN NET ASSETS

NexPoint Funds I

	NexPoint Merger Arbitrage Fund

	Year Ended June 30, 2023 ($)	Year Ended June 30, 2022 ($)
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	6,152,916	(7,451,277)
Net realized gain	22,646,822	16,803,204
Net increase (decrease) in unrealized appreciation (depreciation)	(9,399,605)	2,103,059

Net increase from operations	19,400,133	11,454,986

Distributions:
Class A	(1,557,606)	(3,153,424)
Class C	(485,388)	(723,959)
Class Z	(21,932,294)	(22,041,363)
Return of capital:
Class A	(2,568,940)	(1,459,246)
Class C	(800,543)	(322,229)
Class Z	(36,172,884)	(12,356,734)

Total distributions	(63,517,655)	(40,056,955)

Decrease in net assets from operations	(44,117,522)	(28,601,969)

Share transactions:
Proceeds from sale of shares
Class A	20,547,335	54,832,199
Class C	9,853,204	18,102,040
Class Z	774,557,758	1,090,889,617
Value of distributions reinvested
Class A	3,605,257	4,094,918
Class C	1,212,373	1,018,725
Class Z	55,561,598	32,014,204
Cost of shares redeemed
Class A	(51,499,224)	(21,670,115)
Class C	(6,216,070)	(2,996,328)
Class Z	(915,269,743)	(176,784,277)

Net increase (decrease) from shares transactions	(107,647,512)	999,500,983

Total increase (decrease) in net assets	(151,765,034)	970,899,014

Net Assets
Beginning of year	1,180,594,042	209,695,028

End of year	1,028,829,008	1,180,594,042

Class A:
Shares Sold	1,056,239	2,750,616
Issued for distribution reinvested	187,772	207,027
Shares Redeemed	(2,660,123)	(1,082,317)

Net increase (decrease) in fund shares	(1,416,112)	1,875,326

Class C:
Shares Sold	520,970	926,712
Issued for distribution reinvested	64,963	52,803
Shares Redeemed	(331,550)	(152,507)

Net increase in fund shares	254,383	827,008

Class Z:
Shares Sold	39,059,159	53,672,622
Issued for distribution reinvested	2,840,188	1,596,252
Shares Redeemed	(46,531,262)	(8,726,036)

Net increase (decrease) in fund shares	(4,631,915)	46,542,838

22	See accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

NexPoint Event Driven Fund, Class A

Selected data for a share outstanding throughout each period is as follows:

	For the Years Ended June 30,
	2023	2022	2021	2020	2019

Net Asset Value, Beginning of Year	$13.86	$18.27	$15.46	$14.11	$12.96

Income from Investment Operations:

Net investment income (loss)(a)	0.12	(0.25)	(0.36)	(0.29)	(0.16)

Net realized and unrealized gain (loss)	0.44	(4.16)	3.17	1.64	1.31

Total from Investment Operations	0.56	(4.41)	2.81	1.35	1.15

Net Asset Value, End of Year(b)	$14.42	$13.86	$18.27	$15.46	$14.11

Total Return(b)(c)	4.04%	(24.14)%	18.18%	9.57%	8.71%

Ratios to Average Net Assets I Supplemental Data:(d)(e)

Net Assets, End of Year (000’s)	$6,028	$6,479	$10,937	$9,401	$11,788

Gross operating expenses(f)	3.17%	3.04%	2.62%	2.72%	2.24%

Net investment income (loss)	0.87%	(1.70)%	(2.03)%	(2.03)%	(1.11)%

Portfolio turnover rate	482%	676%	168%	51%	191%

(a)	Per share data was calculated using average shares outstanding during the period.
(b)

The Net Asset Value (“NAV” ) per share and total return have been calculated based on net assets which include adjustments made in accordance with U.S. Generally Accepted Accounting Principles required at period end for financial reporting purposes. These figures do not necessarily reflect the Net Asset Value per share or total return experienced by the shareholder at period end.

(c)

Total return is at NAV assuming all distributions are reinvested and no initial sales charge or CDSC. For periods with waivers/reimbursements, had the Fund’s investment adviser not waived or reimbursed a portion of expenses, total return would have been lower.

(d)	All ratios for the period have been annualized, unless otherwise indicated.
(e)	Includes dividends and fees on securities sold short.
(f)	Supplemental expense ratios are shown below:

	For the Years Ended June 30,
	2023	2022	2021	2020	2019

Net operating expenses (net of waiver/reimbursement, if applicable, but gross of all other operating expenses)	2.30%	2.27%	2.62%	2.72%	2.24%

Interest expense and commitment fees	—	0.03%	—	—	0.04%

Dividends and fees on securities sold short	0.45%	0.20%	—	—	0.05%

See accompanying Notes to Financial Statements.	23

FINANCIAL HIGHLIGHTS

NexPoint Event Driven Fund, Class C

Selected data for a share outstanding throughout each period is as follows:

	For the Years Ended June 30,
	2023	2022	2021	2020	2019

Net Asset Value, Beginning of Year	$12.71	$16.86	$14.36	$13.19	$12.19

Income from Investment Operations:

Net investment income (loss)(a)	0.05	(0.33)	(0.44)	(0.35)	(0.23)

Net realized and unrealized gain (loss)	0.38	(3.82)	2.94	1.52	1.23

Total from Investment Operations	0.43	(4.15)	2.50	1.17	1.00

Net Asset Value, End of Year(b)	$13.14	$12.71	$16.86	$14.36	$13.19

Total Return(b)(c)	3.38%	(24.61)%	17.41%	8.87%	8.03%

Ratios to Average Net Assets / Supplemental Data:(d)(e)

Net Assets, End of Year (000’s)	$1,998	$2,492	$5,781	$7,653	$11,157

Gross operating expenses(f)	3.82%	3.68%	3.27%	3.37%	2.89%

Net investment income (loss)	0.38%	(2.38)%	(2.69)%	(2.65)%	(1.74)%

Portfolio turnover rate	482%	676%	168%	51%	191%

(a)	Per share data was calculated using average shares outstanding during the period.
(b)

The Net Asset Value (“NAV” ) per share and total return have been calculated based on net assets which include adjustments made in accordance with U.S. Generally Accepted Accounting Principles required at period end for financial reporting purposes. These figures do not necessarily reflect the Net Asset Value per share or total return experienced by the shareholder at period end.

(c)

Total return is at NAV assuming all distributions are reinvested and no initial sales charge or CDSC. For periods with waivers/reimbursements, had the Fund’s investment adviser not waived or reimbursed a portion of expenses, total return would have been lower.

(d)	All ratios for the period have been annualized, unless otherwise indicated.
(e)	Includes dividends and fees on securities sold short.
(f)	Supplemental expense ratios are shown below:

	For the Years Ended June 30,
	2023	2022	2021	2020	2019

Net operating expenses (net of waiver/reimbursement, if applicable, but gross of all other operating expenses)	2.95%	2.92%	3.27%	3.37%	2.89%

Interest expense and commitment fees	—	0.03%	—	—	0.04%

Dividends and fees on securities sold short	0.45%	0.20%	—	—	0.05%

24	See accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

NexPoint Event Driven Fund, Class Z

Selected data for a share outstanding throughout each period is as follows:

	For the Years Ended June 30,
	2023	2022	2021	2020	2019

Net Asset Value, Beginning of Year	$14.55	$19 .11	$16.12	$14.65	$13.41

Income from Investment Operations:

Net investment income (loss)(a)	0.10	(0.18)	(0.31)	(0.23)	(0.10)

Net realized and unrealized gain (loss)	0.54	(4.38)	3.30	1.70	1.34

Total from Investment Operations	0.64	(4.56)	2.99	1.47	1.24

Net Asset Value, End of Year(b)	$15.19	$14.55	$19.11	$16.12	$14.65

Total Return(b)(c)	4.40%	(23.86)%	18.55%	10.03%	9.09%

Ratios to Average Net Assets / Supplemental Data:(d)(e)

Net Assets, End of Year (000’s)	$20,546	$14,329	$7,657	$7,348	$21,244

Gross operating expenses(f)	2.82%	2.68%	2.27%	2 .37%	1.89%

Net investment income (loss)	0.68%	(1.20)%	(1.68)%	(1.54)%	(0.69)%

Portfolio turnover rate	482%	676%	168%	51%	191%

(a)	Per share data was calculated using average shares outstanding during the period.
(b)

The Net Asset Value (“NAV “) per share and total return have been calculated based on net assets which include adjustments made in accordance with U.S. Generally Accepted Accounting Principles required at period end for financial reporting purposes. These figures do not necessarily reflect the Net Asset Value per share or total return experienced by the shareholder at period end.

(c)

Total return is at NAV assuming all distributions are reinvested and no initial sales charge or CDSC. For periods with waivers/reimbursements, had the Fund’s investment adviser not waived or reimbursed a portion of expenses, total return would have been lower.

(d)	All ratios for the period have been annualized, unless otherwise indicated.
(e)	Includes dividends and fees on securities sold short.
(f)	Supplemental expense ratios are shown below:

	For the Years Ended June 30,
	2023	2022	2021	2020	2019

Net operating expenses (net of waiver/reimbursement, if applicable, but gross of all other operating expenses)	1.95%	1.92%	2.27%	2.37%	1.89%

Interest expense and commitment fees	—	0.03%	—	—	0.04%

Dividends and fees on securities sold short	0.45%	0.20%	—	—	0.05%

See accompanying Notes to Financial Statements.	25

FINANCIAL HIGHLIGHTS

NexPoint Merger Arbitrage Fund, Class A

Selected data for a share outstanding throughout each period is as follows:

	For the Years Ended June 30,
	2023	2022	2021	2020	2019

Net Asset Value, Beginning of Year	$19.53	$20.25	$19.86	$18.49	$20.75

Income from Investment Operations:

Net investment income (loss)(a)	0.07	(0.22)	0.02	(0.29)	0.62

Net realized and unrealized gain	0.17	0.69	1.53	1.72	0.47

Total from Investment Operations	0.24	0.47	1.55	1.43	1.09

Less Distributions Declared to shareholders:

From net investment income	(0.35)	(0.36)	—	—	(1.63)

From net realized gains	—	(0.47)	(1.16)	(0.06)	(0.71)

From return of capital	(0.58)	(0.36)	—	—	(1.01)

Total distributions declared to shareholders	(0.93)	(1.19)	(1.16)	(0.06)	(3.35)

Net Asset Value, End of year(b)	$18.84	$19.53	$20.25	$19.86	$18.49

Total Return(b)(c)	1.21%	2.39%	8.02%	7.76%	5.72%

Ratios to Average Net Assets / Supplemental Data:(d)(e)

Net Assets, End of Year (000’s)	$69,140	$99,317	$65,019	$11,201	$1,141

Gross operating expenses(f)	2.34%	2.40%	2.69%	3.69%	5.31%

Net investment income (loss)	0.35%	(1.09)%	0.12%	(1.50)%	3.20%

Portfolio turnover rate	483%	646%	893%	958%	712%

(a)	Per share data was calculated using average shares outstanding during the period.
(b)

The Net Asset Value (“NAV”) per share and total return have been calculated based on net assets which include adjustments made in accordance with U.S. Generally Accepted Accounting Principles required at period end for financial reporting purposes. These figures do not necessarily reflect the Net Asset Value per share or total return experienced by the shareholder at period end.

(c)

Total return is at NAV assuming all distributions are reinvested and no initial sales charge or CDSC. For periods with waivers/reimbursements, had the Fund’s investment adviser not waived or reimbursed a portion of expenses, total return would have been lower.

(d)	All ratios for the period have been annualized, unless otherwise indicated.
(e)	Includes dividends and fees on securities sold short.
(f)	Supplemental expense ratios are shown below:

	For the Years Ended June 30,
	2023	2022	2021	2020	2019

Net operating expenses (net of waiver/reimbursement, if applicable, but gross of all other operating expenses)	2.20%	2.17%	2.32%	2.76%	4.45%

Interest expense and commitment fees	—	0.05%	0.12%	0.18%	0.73%

Dividends and fees on securities sold short	0.31%	0.27%	0.28%	0.67%	2.01%

Distribution fees and amortized merger costs	0.35%	0.35%	0.42%	0.41%	0.21%

26	See accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

NexPoint Merger Arbitrage Fund, Class C

Selected data for a share outstanding throughout each period is as follows:

	For the Years Ended June 30,
	2023	2022	2021		2020	2019

Net Asset Value, Beginning of Year	$19.03	$19.82	$19.58		$18.36	$20.65

Income from Investment Operations:

Net investment income (loss)(a)	(0.16)	(0.37)	(0.09	)(b)	(0.12)	0.56

Net realized and unrealized gain	0.27	0.69	1.49		1.40	0.39

Total from Investment Operations	0.11	0.32	1.40		1.28	0.95

Less Distributions Declared to shareholders:

From net investment income	(0.30)	(0.33)	—		—	(1.56)

From net realized gains	—	(0.47)	(1.16)		(0.06)	(0.71)

From return of capital	(0.51)	(0.31)	—		—	(0.97)

Total distributions declared to shareholders	(0.81)	(1.11)	(1.16)		(0.06)	(3.24)

Net Asset Value, End of year(c)	$18.33	$19.03	$19.82		$19.58	$18.36

Total Return(c)(d)	0.58%	1.68%	7.34%		7 .00%	5.00%

Ratios to Average Net Assets I Supplemental Data:(e)(f)

Net Assets, End of Year (000’s)	$29,894	$26,195	$10,886		$6,472	$999

Gross operating expenses(g)	2.99%	3.05%	3.34%		4.34%	5.90%

Net investment income (loss)	(0.83)%	(1.89)%	(0.44)%		(0.63)%	2.88%

Portfolio turnover rate	483%	646%	893%		958%	712%

(a)	Per share data was calculated using average shares outstanding during the period.
(b)	The per share amount for net investment income (loss) between classes does not accord the aggregate net investment income for the period due to the size of Class C relative to the other classes.
(c)

The Net Asset Value (“NAV” ) per share and total return have been calculated based on net assets which include adjustments made in accordance with U.S. Generally Accepted Accounting Principles required at period end for financial reporting purposes. These figures do not necessarily reflect the Net Asset Value per share or total return experienced by the shareholder at period end.

(d)

Total return is at NAV assuming all distributions are reinvested and no initial sales charge or CDSC. For periods with waivers/reimbursements, had the Fund’s investment adviser not waived or reimbursed a portion of expenses, total return would have been lower.

(e)	All ratios for the period have been annualized, unless otherwise indicated.
(f)	Includes dividends and fees on securities sold short.
(g)	Supplemental expense ratios are shown below:

	For the Years Ended June 30,
	2023	2022	2021	2020	2019

Net operating expenses (net of waiver/reimbursement, if applicable, but gross of all other operating expenses)	2.85%	2.82%	2.97%	3.41%	5.13%

Interest expense and commitment fees	—	0.05%	0.12%	0.18%	0.73%

Dividends and fees on securities sold short	0.31%	0.27%	0.28%	0.67%	2.01%

Distribution fees and amortized merger costs	1.00%	1.00%	1.07%	1.06%	0.89%

See accompanying Notes to Financial Statements.	27

FINANCIAL HIGHLIGHTS

NexPoint Merger Arbitrage Fund, Class Z

Selected data for a share outstanding throughout each period is as follows:

	For the Years Ended June 30,
	2023	2022	2021	2020	2019

Net Asset Value, Beginning of Year	$19.89	$20.58	$20.09	$18.65	$20.95

Income from Investment Operations:

Net investment income (loss)(a)	0.10	(0.25)	0.09	(0.26)	0.86

Net realized and unrealized gain	0.22	0.80	1.56	1.76	0.30

Total from Investment Operations	0.32	0.55	1.65	1.50	1.16

Less Distributions Declared to shareholders:

From net investment income	(0.38)	(0.40)	—	—	(1.70)

From net realized gains	—	(0.47)	(1.16)	(0.06)	(0.71)

From return of capital	(0.62)	(0.37)	—	—	(1.05)

Total distributions declared to shareholders	(1.00)	(1.24)	(1.16)	(0.06)	(3.46)

Net Asset Value, End of year(b)	$19.21	$19.89	$20.58	$20.09	$18.65

Total Return(b)(c)	1.61%	2.74%	8.43%	8.07%	6.07%

Ratios to Average Net Assets / Supplemental Data:(d)(e)

Net Assets, End of Year (000’s)	$929,796	$1,055,082	$133,790	$47,740	$27,187

Gross operating expenses(f)	1.99%	2.05%	2.34%	3.34%	4.99%

Net investment income (loss)	0.52%	(1.24)%	0.43%	(1.36)%	4.30%

Portfolio turnover rate	483%	646%	893%	958%	712%

(a)	Per share data was calculated using average shares outstanding during the period.
(b)

The Net Asset Value (“NAV “) per share and total return have been calculated based on net assets which include adjustments made in accordance with U.S. Generally Accepted Accounting Principles required at period end for financial reporting purposes. These figures do not necessarily reflect the Net Asset Value per share or total return experienced by the shareholder at period end.

(c)

Total return is at NAV assuming all distributions are reinvested and no initial sales charge or CDSC. For periods with waivers/reimbursements, had the Fund’s investment adviser not waived or reimbursed a portion of expenses, total return would have been lower.

(d)	All ratios for the period have been annualized, unless otherwise indicated.
(e)	Includes dividends and fees on securities sold short.
(f)	Supplemental expense ratios are shown below:

	For the Years Ended June 30,
	2023	2022	2021	2020	2019

Net operating expenses (net of waiver/reimbursement, if applicable, but gross of all other operating expenses)	1.85%	1.82%	1.97%	2.41%	4.25%

Interest expense and commitment fees	—	0.05%	0.12%	0.18%	0.73%

Dividends and fees on securities sold short	0.31%	0.27%	0.28%	0.67%	2.01%

Distribution fees and amortized merger costs	—	—	0.07%	0.06%	0.01%

28	See accompanying Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

June 30, 2023	NexPoint Funds I

Note 1. Organization

NexPoint Funds I (the “Trust”) was organized as a Delaware statutory trust on February 28, 2006. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company with three portfolios that were offered as of June 30, 2023, each of which is non-diversified. This report includes information for the year ended June 30, 2023, for NexPoint Event Driven Fund (the “Event Driven Fund”) and NexPoint Merger Arbitrage Fund (the “Merger Arbitrage Fund”) (each a “Fund” and, collectively, the “Funds”). Highland/iBoxx Senior Loan ETF is reported separately.

On September 15, 2022, the Board of Trustees (the “Board”) of Highland Funds I approved a change of the Trust’s name from Highland Funds I to the NexPoint Funds I.

Fund Shares

Each Fund is authorized to issue an unlimited number of transferable shares of beneficial interest with a par value of $0.001 per share (each a “Share” and collectively, the “Shares”). Each Fund currently offers the following three share classes to investors, Class A, Class C, and Class Z Shares. Class A Shares are sold with a front-end sales charge. Class A and Class C Shares may be subject to a contingent deferred sales charge. Class Z Shares are sold only to certain eligible investors. Certain share classes have their own sales charge and bear class specific expenses, which include distribution fees and service fees.

Maximum sales load imposed on purchases of Class A Shares (as a percentage of offering price) is as follows:

Fund	%
Event Driven Fund	5.50
Merger Arbitrage Fund	5.50

There is no front-end sales charge imposed on individual purchases of Class A Shares of $500,000 or more. The front-end sales charge is also waived in other instances as described in the Funds’ prospectus. Purchases of $500,000 or more of Class A Shares at net asset value (“NAV”) pursuant to a sales charge waiver are subject to a 1.00% contingent deferred sales charge (“CDSC”) if redeemed within eighteen months of purchase. Class C shares may be subject to a CDSC. The maximum CDSC imposed on redemptions of Class C Shares for all Funds is 1.00% within the first year of purchase and 0.00% thereafter.

No front-end or CDSCs are assessed by the Trust with respect to Class Z Shares of all Funds.

Note 2. Significant Accounting Policies

The following summarizes the significant accounting policies consistently followed by the Funds in the preparation of their financial statements.

Use of Estimates

The Funds are investment companies that follow the investment company accounting and reporting guidance of Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 Financial Services — Investment Companies applicable to investment companies. The Funds’ financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”), which require NexPoint Asset Management, L.P. (formerly Highland Capital Management Fund Advisors, L.P.) (“NexPoint”, “NAM”, or the “Investment Adviser”) to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ materially.

Determination of Class Net Asset Values

Each Fund’s income, expenses (other than distribution fees and shareholder service fees) and realized and unrealized gains and losses are allocated proportionally each day among each Fund’s respective share classes based upon the relative net assets of each share class. Expenses of the Trust, other than those incurred by a specific Fund are allocated pro rata among the Funds and their share classes. Certain class specific expenses (such as distribution and shareholder service fees) are allocated to the class that incurs such expense.

Valuation of Investments

Pursuant to Rule 2a-5 under the 1940 Act, the Board has designated NexPoint as the Funds’ valuation designee to perform the fair valuation determination for securities and other assets held by the Funds. NexPoint acting through its “Valuation Committee,” is responsible for determining the fair value of investments for which market quotations are not readily available. The Valuation Committee is comprised of officers of NexPoint and certain of NexPoint’s affiliated companies and determines fair value and oversees the calculation of the NAV. The Valuation Committee is subject to Board oversight and certain reporting and other requirements intended to provide the Board the information it needs to oversee NexPoint’s fair value determinations.

The Funds’ investments are recorded at fair value. In computing the Funds’ net assets attributable to shares, securities with readily available market quotations on the New York Stock Exchange (NYSE), National Association of Securities Dealers Automated Quotation (NASDAQ) or other nationally

Annual Report	29

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2023	NexPoint Funds I

recognized exchange, use the closing quotations on the respective exchange for valuation of those securities. Securities for which there are no readily available market quotations will be valued pursuant to policies and procedures adopted by NexPoint and approved by the Funds’ Board. Typically, such securities will be valued at the mean between the most recently quoted bid and ask prices provided by the principal market makers. If there is more than one such principal market maker, the value shall be the average of such means. Securities without a sale price or quotations from principal market makers on the valuation day may be priced by an independent pricing service. Generally, the Funds’ loan and bond positions are not traded on exchanges and consequently are valued based on a mean of the bid and ask price from the third-party pricing services or broker-dealer sources that NexPoint has determined to have the capability to provide appropriate pricing services.

Securities for which market quotations are not readily available, or for which the Funds have determined that the price received from a pricing service or broker-dealer is “stale” or otherwise does not represent fair value (such as when events materially affecting the value of securities occur between the time when market price is determined and calculation of the Funds’ net asset value, will be valued by the Funds at fair value, as determined by the Valuation Committee in good faith in accordance with policies and procedures established by NexPoint and approved by the Board, taking into account factors reasonably determined to be relevant, including, but not limited to: (i) the fundamental analytical data relating to the investment; (ii) the nature and duration of restrictions on disposition of the securities; and (iii) an evaluation of the forces that influence the market in which these securities are purchased and sold. In these cases, the Funds’ NAV will reflect the affected portfolio securities’ fair value as determined in the judgment of the Valuation Commitee instead of being determined by the market. Using a fair value pricing methodology to value securities may result in a value that is different from a security’s most recent sale price and from the prices used by other investment companies to calculate their NAVs. Determination of fair value is uncertain because it involves subjective judgments and estimates.

There can be no assurance that the Funds’ valuation of a security will not differ from the amount that it realizes upon the sale of such security. Those differences could have a material impact to the Funds. The NAV shown in the Funds’ financial statements may vary from the NAV published by each Fund as of its period end because portfolio securities transactions are accounted for on the trade date (rather than the day following the trade date) for financial statement purposes.

Fair Value Measurements

The Funds have performed an analysis of all existing investments and derivative instruments to determine the significance and character of inputs to their fair value determination. The levels of fair value inputs used to measure the Funds’ investments are characterized into a fair value hierarchy. Where inputs for an asset or liability fall into more than one level in the fair value hierarchy, the investment is classified in its entirety based on the lowest level input that is significant to that investment’s valuation. The three levels of the fair value hierarchy are described below:

Level 1 —	Quoted unadjusted prices for identical instruments in active markets to which the Fund has access at the date of measurement;

Level 2 —

Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active, but are valued based on executed trades; broker quotations that constitute an executable price; and alternative pricing sources supported by observable inputs are classified within Level 2. Level 2 inputs are either directly or indirectly observable for the asset in connection with market data at the measurement date; and

Level 3 —

Model derived valuations in which one or more significant inputs or significant value drivers are unobservable. In certain cases, investments classified within Level 3 may include securities for which the Fund has obtained indicative quotes from broker-dealers that do not necessarily represent prices the broker may be willing to trade on, as such quotes can be subject to material management judgment. Unobservable inputs are those inputs that reflect the Fund’s own assumptions that market participants would use to price the asset or liability based on the best available information.

The Investment Adviser has established policies and procedures, as described above and approved by the Board, to ensure that valuation methodologies for investments and financial instruments that are categorized within all levels of the fair value hierarchy are fair and consistent. A Pricing Committee has been established to provide oversight of the valuation policies, processes and procedures, and is comprised of personnel from the Investment Adviser and its affiliates. The Pricing Committee meets monthly to review the proposed valuations for investments and financial instruments and is responsible for evaluating the overall fairness and consistent application of established policies.

30	Annual Report

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2023	NexPoint Funds I

As of June 30, 2023, the Funds’ investments consisted of common stocks, preferred stocks, senior loans, asset-backed securities, bonds and notes, exchange-traded funds, master limited partnerships, repurchase agreements, special purpose acquisition companies, cash equivalents, rights, warrants, securities sold short, forward foreign currency contracts and options.

The fair value of the Funds’ common stocks, preferred stocks, other registered investment companies, rights, warrants and options that are not actively traded on national exchanges are generally priced using quotes derived from implied values, indicative bids, or a limited amount of actual trades and are classified as Level 3 assets because the inputs used by the brokers and pricing services to derive the values are not readily observable. Exchange-traded options are valued based on the last trade price on the primary exchange on which they trade. If an option does not trade, the mid-price, which is the mean of the bid and ask price, is utilized to value the option.

At the end of each calendar quarter, the Investment Adviser evaluates the Level 2 and 3 assets and liabilities for changes in liquidity, including but not limited to: whether a broker is willing to execute at the quoted price, the depth and consistency of prices from third party services, and the existence of contemporaneous, observable trades in the market. Additionally, the Investment Adviser evaluates the Level 1 and 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Funds’ investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Funds may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise be less liquid than publicly traded securities.

Annual Report	31

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2023	NexPoint Funds I

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. A summary of the inputs used to value each Fund’s assets and liabilities as of June 30, 2023 is as follows:

	Total value at June 30, 2023	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable lnputs(1)
Event Driven Fund
Assets
Common Stock(2)	$19,348,373	$19,146,946	$—	$201,427
U.S. Senior Loans	7,086,271	—	7,086,271	—
Master Limited Partnerships	2,718,082	2,718,082	—	—
Convertible Bonds	1,642,250	—	1,642,250	—
Corporate Obligation	1,541,594	—	1,541,594	—
Preferred Stock	1,077,483	362,653	714,830	—
Exchange Traded Funds	140,465	140,465	—	—
Purchased Call Options	110,302	110,302	—	—
Rights	3,419	—	—	3,419
Purchased Put Options	2,330	2,330	—	—
Repurchase Agreements	3,899	3,899	—	—
Other Financial Instruments
Forward Foreign Currency Contracts(3)	8,897	—	8,897	—

Total Assets	$33,683,365	$22,484,677	$10,993,842	$204,846

Liabilities
Securities Sold Short
Common Stock(2)	$(2,973,725)	$(2,973,725)	$—	$—
Other Financial Instruments
Written Call Options	(79,060)	(79,060)	—	—
Written Put Options	(21,495)	(21,495)	—	—
Forward Foreign Currency Contracts(3)	(31,342)	—	(31,342)	—

Total Liabilities	$(3,105,622)	$(3,074,280)	$(31,342)	$—

Total	$30,577,743	$19,410,397	$10,962,500	$204,846

(1)

A reconciliation of Level 3 instruments is presented when the Fund has a significant amount of Level 3 investments at the beginning and/or end of the period in relation to the net assets. Management has concluded that Level 3 investments are not material in relation to net assets.

(2)	See Investment Portfolio detail for industry breakout.
(3)	Forward Foreign Currency Contracts are valued at the unrealized appreciation (depreciation) on the instrument.

32	Annual Report

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2023	NexPoint Funds I

	Total value at June 30, 2023	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable lnputs(1)
Merger Arbitrage Fund
Assets
Common Stock(2)	$274,000,070	$273,856,193	$—	$143,877
Asset-Backed Securities	112,816,709	—	112,816,709	—
U.S. Senior Loans	90,885,604	—	90,885,604	—
Master Limited Partnerships	56,661,688	56,661,688	—	—
Corporate Obligations	52,840,202	—	52,840,202	—
Convertible Bonds	50,391,000	—	50,391,000	—
Special Purpose Acquisition Companies	6,393,924	6,393,924	—	—
Purchased Call Options	314,496	314,496	—	—
Warrants	228,086	228,086	—	—
Rights	174,916	—	—	174,916
Repurchase Agreements	6,258,808	6,258,808	—	—
Cash Equivalents	252,312,865	252,312,865	—	—
Other Financial Instruments
Forward Foreign Currency Contracts(3)	400,821	—	400,821	—

Total Assets	$903,679,189	$596,026,060	$307,334,336	$318,793

Liabilities
Securities Sold Short
Common Stock(2)	$(64,529,012)	$(64,529,012)	$—	$—
Other Financial Instruments
Written Call Options	(665,280)	(665,280)	—	—
Written Put Options	(725,760)	(725,760)	—	—
Forward Foreign Currency Contracts(3)	(643,406)	—	(643,406)	—

Total Liabilities	$(66,563,458)	$(65,920,052)	$(643,406)	$—

Total	$837,115,731	$530,106,008	$306,690,930	$318,793

(1)

A reconciliation of Level 3 instruments is presented when the Fund has a significant amount of Level 3 investments at the beginning and/or end of the period in relation to the net assets. Management has concluded that Level 3 investments are not material in relation to net assets.

(2)	See Investment Portfolio detail for industry breakout.
(3)	Forward Foreign Currency Contracts are valued at the unrealized appreciation (depreciation) on the instrument.

For the year ended June 30, 2023, there were no transfers in or out of Level 3 for the Funds. Determination of fair values is uncertain because it involves subjective judgments and estimates that are unobservable.

Certain Illiquid Positions Classified as Level 3

As of June 30, 2023, the Event Driven Fund and Merger Arbitrage Fund held an investment in the preferred stock of AMINO, Inc. (“AMINO”) valued at $201,427 and $143,877, or 0.7% and 0.0% of net assets, respectively. AMINO owns and operates a website that allows users to find doctors, compare experiences, and book an appointment in the United States.

As of June 30, 2023, the Event Driven Fund and Merger Arbitrage Fund held an investment in the rights stock of Abiomed, Inc. (Abiomed) valued at $0 and $0, or 0.0% and 0.0% of net assets, respectively. Abiomed, Inc. is a medical device technology company that operates as a stand-alone business within Johnson & Johnson’s MedTech Segment.

The Funds may hold other illiquid positions that are classified as Level 3 that are not described here. Please see Note 7 for additional disclosure of risks from investments in illiquid securities.

Security Transactions

Security transactions are accounted for on the trade date. Realized gains (losses) on investments sold are recorded on the basis of the specific identification method for both financial statement and U.S. federal income tax purposes taking into account any foreign taxes withheld.

Income Recognition

Corporate actions (including cash dividends) are recorded on the ex-dividend date, net of applicable withholding taxes,

Annual Report	33

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2023	NexPoint Funds I

except for certain foreign corporate actions, which are recorded as soon after ex-dividend date as such information becomes available and is verified. Interest income is recorded on the accrual basis.

Accretion of discount on taxable bonds and loans is computed to the call date, while amortization of premium on taxable bonds and loans is computed to the call or maturity date, whichever is shorter, both using the effective yield method. Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates.

U.S. Federal Income Tax Status

Each Fund is treated as a separate taxpayer for U.S. federal income tax purposes. The Funds intend to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended, and will distribute substantially all of their taxable income and gains, if any, for the tax year, and as such will not be subject to U.S. federal income taxes. In addition, the Funds intend to distribute, in each calendar year, all of their net investment income, capital gains and certain other amounts, if any, such that the Funds should not be subject to U.S. federal excise tax. Therefore, no U.S. federal income or excise tax provisions are recorded. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations.

The Investment Adviser has analyzed the Funds’ tax positions taken on U.S. federal income tax returns for all open tax years (current and prior three tax years), and has concluded that no provision for U.S. federaI income tax is required in the Funds’ financial statements. The Funds’ U.S. federal and state income and U.S. federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue. Furthermore, the Investment Adviser of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next 12 months.

Distributions to Shareholders

The Event Driven Fund and Merger Arbitrage Fund intend to pay distributions from net investment income, if any, on an annual basis.

Cash and Cash Equivalents

The Funds consider liquid assets deposited with a bank and certain short-term debt instruments of sufficient credit quality with original maturities of three months or less to be cash equivalents. The Funds also consider money market instruments that invest in cash equivalents to be cash equivalents.

These investments represent amounts held with financial institutions that are readily accessible to pay fund expenses or purchase investments. Cash and cash equivalents are valued at cost plus accrued interest, which approximates fair value. The value of cash equivalents denominated in foreign currencies is determined by converting to U.S. dollars on the date of this financial report. These balances may exceed the federally insured limits under the Federal Deposit Insurance Corporation (“FDIC”).

Foreign Currency

Accounting records of the Funds are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at exchange rates using the current 4:00 PM London Time Spot Rate. Fluctuations in the value of the foreign currencies and other assets and liabilities resulting from changes in exchange rates, between trade and settlement dates on securities transactions and between the accrual and payment dates on dividends, interest income and foreign withholding taxes, are recorded as unrealized foreign currency gains/(losses). Realized gains/(losses) and unrealized appreciation/(depreciation) on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not segregated in the Statements of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Securities Sold Short

The Funds may sell securities short. A security sold short is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline. When the Fund sells a security short, it must borrow the security sold short from a broker-dealer and deliver it to the buyer upon conclusion of the transaction. A Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any dividends or other payments received on such borrowed securities. In some circumstances, a Fund may be allowed by its prime broker to utilize proceeds from securities sold short to purchase additional investments, resulting in leverage. Securities and cash held as collateral for securities sold short are shown on the Investments Portfolios for each of the Funds. Cash held as collateral for securities sold short is classified as restricted cash on each Fund’s Statement of Assets and Liabilities, as applicable. Restricted cash in the amount of $2,930,536 and $65,020,329 was held with the broker for the Event Driven Fund and Merger Arbitrage Fund, respectively. Additionally, securities valued at $16,032,187 and $68,292,259 were posted in the Event Driven Fund and Merger Arbitrage

34	Annual Report

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2023	NexPoint Funds I

Fund’s segregated accounts as collateral, respectively. A Fund’s loss on a short sale could be unlimited in cases where the Fund is unable, for whatever reason, to close out its short position.

Other Fee Income

Fee income may consist of origination/closing fees, amendment fees, administrative agent fees, transaction break-up fees and other miscellaneous fees. Origination fees, amendment fees, and other similar fees are nonrecurring fee sources. Such fees are received on a transaction by transaction basis and do not constitute a regular stream of income and are recognized when incurred.

Note 3. Derivative Transactions

The Funds are subject to equity securities risk, interest rate risk and currency risk in the normal course of pursuing their investment objectives. The Funds enter into derivative transactions for the purpose of hedging against the effects of changes in the value of portfolio securities due to anticipated changes in market conditions, to gain market exposure for residual and accumulating cash positions and for managing the duration of fixed income investments.

Futures Contracts

A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. The Funds may invest in interest rate, financial and stock or bond index futures contracts subject to certain limitations. The Funds invest in futures contracts to manage their exposure to the stock and bond markets and fluctuations in currency values. Buying futures tends to increase a Fund’s exposure to the underlying instrument while selling futures tends to decrease a Fund’s exposure to the underlying instrument, or economically hedge other Fund investments. With futures contracts, there is minimal counterparty credit risk to the Funds since futures contracts are exchange-traded and the exchange’s clearinghouse, as counterparty to all traded futures, guarantees the futures against default. A Fund’s risks in using these contracts include changes in the value of the underlying instruments, non-performance of the counterparties under the contracts’ terms and changes in the liquidity of the secondary market for the contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they principally trade.

Upon entering into a financial futures contract, the Funds are required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount, known as initial margin deposit. Subsequent payments, known as variation margins, are made or can be received by the Funds each day, depending on the daily fluctuation in the fair value of the underlying security. The Funds record an unrealized gain/(loss) equal to the daily variation margin. Should market conditions move unexpectedly, the Funds may not achieve the anticipated benefits of the futures contracts and may incur a loss. The Funds recognize a realized gain/(loss) on the expiration or closing of a futures contract.

During the year ended June 30, 2023, the Event Driven Fund and Merger Arbitrage Fund did not invest in futures contracts.

Options

The Funds may utilize options on securities or indices to varying degrees as part of their principal investment strategy. An option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option at a specified exercise or “strike” price. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. The Funds may hold options, write option contracts, or both.

If an option written by a Fund expires unexercised, a Fund realizes on the expiration date a capital gain equal to the premium received by a Fund at the time the option was written. If an option purchased by a Fund expires unexercised, a Fund realizes a capital loss equal to the premium paid. Prior to the earlier of exercise or expiration, an exchange-traded option may be closed out by an offsetting purchase or sale of an option of the same series (type, underlying security, exercise price and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when a Fund desires. A Fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if the cost of the closing option is more than the premium received from writing the option, a capital loss. A Fund will realize a capital gain from a closing sale transaction if the premium received from the sale is more than the original premium paid when the option position was opened, or a capital loss, if the premium received from a sale is less than the original premium paid.

During the year ended June 30, 2023, the Event Driven Fund and the Merger Arbitrage Fund had written options to provide leveraged short exposure, and purchased options to provide leveraged long exposure, to the underlying equity, which is consistent with the investment strategies of these Funds.

Annual Report	35

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2023	NexPoint Funds I

Swap Contracts

The Funds may use swaps as part of its investment strategy or to manage their exposure to interest, commodity, and currency rates as well as adverse movements in the debt and equity markets. Swap agreements are privately negotiated in the over-the-counter (“OTC”) market or may be executed in a multilateral or other trade facility platform, such as a registered exchange (“centrally cleared swaps”).

For OTC swaps, any upfront premiums paid and any upfront fees received are shown as swap premiums paid and swap premiums received in the Statements of Assets and Liabilities, respectively, and amortized over the life of the swap. The daily fluctuation in market value is recorded as unrealized appreciation (depreciation) on OTC Swaps in the Statements of Assets and Liabilities. Premiums paid or received are recognized as realized gain or loss in the Statement of Operations.

Total return swaps are agreements to exchange the return generated by one instrument for the return generated by another instrument; for example, the agreement to pay interest in exchange for a market or commodity-linked return based on a notional amount. To the extent the total return of the market or commodity-linked index exceeds the offsetting interest obligation, the Fund will receive a payment from the counterparty. To the extent it is less, the Fund will make a payment to the counterparty. Periodic payments received or made by the Fund are recorded in “Net realized gain (loss) on swap contracts” on the accompanying Statements of Operations and Changes in Net Assets as realized gains or losses, respectively. As of June 30, 2023, the Event Driven Fund and the Merger Arbitrage Fund held no open swap contracts.

Forward Foreign Currency Contracts

The Funds may enter into forward currency transactions to convert to and from different foreign currencies and to convert foreign currencies to and from the U.S. dollar. A Fund either enters into these transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or uses forward currency contracts to purchase or sell foreign currencies. A forward currency contract is an obligation by a Fund to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract. Forward currency contracts establish an exchange rate at a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily using the current forward rate and the change in market value is recorded by a Fund as unrealized gain or loss. A Fund recognizes realized gains or losses when the contract is closed, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. As of June 30, 2023, the Event Driven Fund and the Merger Arbitrage Fund had open forward foreign currency contracts.

Additional Derivative Information

The Funds are required to disclose; a) how and why an entity uses derivative instruments; b) how derivative instruments and related hedged items are accounted for; c) how derivative instruments and related hedged items affect an entity’s financial position, financial performance and cash flows; and d) how the netting of derivatives subject to master netting arrangements (if applicable) affects the net exposure of the Funds related to the derivatives.

The fair value of derivative instruments on the Statements of Assets and Liabilities have the following risk exposure at June 30, 2023:

	Fair Value
Fund	Asset Derivative		Liability Derivative
Event Driven Fund
Equity Price Risk	$112,632	(2)	$100,555	(3)
Foreign Exchange Risk	8,897	(1)	31,342	(1)
Merger Arbitrage Fund
Equity Price Risk	$314,496	(2)	$1,391,040	(3)
Foreign Exchange Risk	400,821	(1)	643,406	(1)

(1)	Statement of Assets and Liabilities location: Unrealized gains on forward foreign currency contracts.
(2)	Statement of Assets and Liabilities location: Investments, at value. Purchased options only.
(3)	Statement of Assets and Liabilities location: Written options contracts, at value.

To reduce counterparty credit risk with respect to over-the-counter (“OTC”) transactions, the Funds have entered into master netting arrangements, established within the Funds’ International Swap and Derivatives Association, Inc. (“ISDA’’) master agreements, which allows the Funds to make (or to have an entitlement to receive) a single net payment in the event of default (close-out netting) for outstanding payables and receivables with respect to certain OTC derivative positions for each individual counterparty. In addition, the Funds may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative contracts subject to ISDA master agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Funds. Certain ISDA master agreements include credit related contingent features which allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Funds’ net assets decline by a stated percentage or the Funds fail to meet the terms of its ISDA master agreements, which would cause the Funds to accelerate payment of any net liability owed to the counterparty.

36	Annual Report

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2023	NexPoint Funds I

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statements of Assets and Liabilities. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

Collateral terms are contract specific for OTC derivatives. For derivatives traded under an ISDA master agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that to the value of any collateral currently pledged by the Fund or the Counterparty.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Funds, if any, is reported in restricted cash on the Statements of Assets and Liabilities. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold before a transfer has to be made. To the extent amounts due to the Funds from their counterparties are not fully collateralized, contractually or otherwise, the Funds bear the risk of loss from counterparty non-performance.

The following tables present derivative instruments that are subject to enforceable netting arrangements as of June 30, 2023:

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Fund	Gross Assets Recognized in the Statements of Assets & Liabilities	Gross Liabilities Recognized in the Statement of Assets & Liabilities	Net Amounts of Liabilities Presented in the Statement of Assets & Liabilities	Financial Instrument	Cash Collateral Received	Net Amount
Event Driven Fund
Forward Currency Contracts - Assets net Liabilities	$8,897	$(31,342)	$(22,445)	—	—	$(22,445)

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Fund	Gross Assets Recognized in the Statements of Assets & Liabilities	Gross Liabilities Recognized in the Statement of Assets & Liabilities	Net Amounts of Liabilities Presented in the Statement of Assets & Liabilities	Financial Instrument	Cash Collateral Received	Net Amount
Merger Arbitrage Fund
Forward Currency Contracts - Assets net Liabilities	$400,821	$(643,406)	$(242,585)	—	—	$(242,585)

Annual Report	37

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2023	NexPoint Funds I

The effect of derivative instruments on the Statements of Operations for the year ended June 30, 2023, is as follows:

	Net Realized Gain (Loss) on Derivatives		Net Change in Unrealized Appreciation (Depreciation) on Derivatives
Event Driven Fund
Equity Price Risk	$(102,477	)(1)(2)(3)	$29,949	(5)(6)(7)
Foreign Exchange Risk	(201,032	)(4)	(22,445	)(8)
Merger Arbitrage Fund
Equity Price Risk	$(1,598,275	)(1)(2)(3)	$(697,473	)(5)(6)(7)
Foreign Exchange Risk	(3,144,241	)(4)	(242,585	)(8)

(1)	Statement of Operations location: Investments from unaffiliated issuers amounting (98,485) and (402,7997) for Event Driven Fund and Merger Arbitrage Fund, respectively
(2)	Statement of Operations location: Realized gain (loss) on written options contracts.
(3)	Statement of Operations location: Realized gain (loss) on swap contracts.
(4)	Statement of Operations location: Realized gain (loss) on Forward foreign currency contracts.
(5)	Statement of Operations location: Investments from unaffiliated issuers amounting 6,973 and 95,392 for Event Driven Fund and Merger Arbitrage Fund, respectively
(6)	Statement of Operations location: Net increase (decrease) in unrealized appreciation (depreciation) on written options contracts.
(7)	Statement of Operations location: Net increase (decrease) in unrealized appreciation (depreciation) on swap contracts.
(8)	Statement of Operations location: Net increase (decrease) in unrealized appreciation (depreciation) on Forward foreign currency contracts.

The average monthly volume of derivative activity for the year ended June 30, 2023 is as follows:

Fund	Units/ Contracts	Appreciation/ (Depreciation)
Event Driven Fund
Purchased Options Contracts	168	$30,087
Swap Contracts(1)	—	(883)
Written Options Contracts	(188)	(22,429)
Forward Contracts Long	—	3,267,324
Forward Contracts Short	—	(3,273,993)
Merger Arbitrage Fund
Purchased Options Contracts	175	$27,508
Swap Contracts(1)	—	317,218
Written Options Contracts	(4,373)	(431,988)
Forward Contracts Long	—	97,154,936
Forward Contracts Short	—	(97,215,157)

(1)	Swap Contracts average monthly volume is calculated using Appreciation (Depreciation).

Amounts designated as “—” are $0.

Note 4. Securities Lending

Effective January, 7, 2020, the Investment Adviser entered into a securities lending agreement with The Bank of New York Mellon (“BNY” or the “Lending Agent”).

Securities lending transactions are entered into by the Funds under the Securities Lending Agreement (“SLA”), which permits a Fund, under certain circumstances such as an event of default, to offset amounts payable by the Fund to the same counterparty against amounts receivable from the counterparty to create a net payment due to or from the Fund.

The following is a summary of securities lending agreements held by the Funds, with cash collateral of overnight maturities and non-cash collateral, which would be subject to offset as of June 30, 2023:

	Gross Amount of Recognized Assets (Value of Securities on Loan)	Value of Cash Collateral Received	Value of Non-Cash Collateral Received(1)	Net Amount
Event Driven Fund	$8,610	$3,899	$4,711	$—
Merger Arbitrage Fund	$6,103,233	$6,103,233	$—	$—

(1)	Collateral received in excess of fair value of securities on loan in not presented in this table. The total collateral received by the Funds is disclosed in the Statements of Assets and Liabilities.

The value of loaned securities and related collateral outstanding at June 30, 2023 are shown in the Investment Portfolio. The value of the collateral held may be temporarily less than that required under the lending contract. As of June 30, 2023, the cash collateral was invested in repurchase agreements and the non-cash collateral consisted of U.S. Treasury Bills, Notes, Bonds and U.S. Treasury Inflation Indexed Bonds with the following maturities:

Remaining Contractual Maturity of the Agreements, as of June 30, 2023

	Overnight and Continuous	<30 Days	Between 30 & 90 Days	>90 Days	Total
Event Driven Fund
Repurchase Agreements	$3,899	$—	$—	$—	$3,899
U.S. Government Securities	—	—	—	4,923	4,923

Total	$3,899	$—	$—	$4,923	$8,822

Merger Arbitrage Fund
Repurchase Agreements	$6,258,808	$—	$—	$—	$6,258,808
U.S. Government Securities	—	—	—	—	—

Total	$6,258,808	$—	$—	$—	$6,258,808

Amounts designated as “—” are $0.

Each Fund could seek additional income by making secured loans of its portfolio securities through its custodian. Such loans would be in an amount not greater than one-third of the value of the Fund’s total assets. BNY would charge a fund fees based on a percentage of the securities lending income.

38	Annual Report

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2023	NexPoint Funds I

The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral is returned by the Fund, on the next business day.

The Funds would receive collateral consisting of cash (U.S. and foreign currency), securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, sovereign debt, convertible bonds, irrevocable bank letters of credit or such other collateral as may be agreed on by the parties to a securities lending arrangement, initially with a value of 102% or 105% of the market value of the loaned securities and thereafter maintained at a value of 100% of the market value of the loaned securities. If the collateral consists of non-cash collateral, the borrower would pay the Fund a loan premium fee. If the collateral consists of cash, BNY would reinvest the cash in repurchase agreements and money market accounts. Although voting rights, or rights to consent, with respect to the loaned securities pass to the borrower, the Fund would recall the loaned securities upon reasonable notice in order that the securities could be voted by the Fund if the holders of such securities are asked to vote upon or consent to matters materially affecting the investment. The Fund also could call such loans in order to sell the securities involved.

Securities lending transactions were entered into pursuant to SLA, which would provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaulted, the Funds, as lenders, would offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than that of the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an SLA counterparty’s bankruptcy or insolvency. Under the SLA, the Funds can reinvest cash collateral, or, upon an event of default, resell or repledge the collateral, and the borrower can resell or repledge the loaned securities. The risks of securities lending also include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate this risk, each Fund benefits from a borrower default indemnity provided by BNY. BNY’s indemnity generally provides for replacement of securities lent or the approximate value thereof.

Note 5. U.S. Federal Income Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences include (but are not limited to) investments organized as partnerships for tax purposes, losses deferred to off-setting positions, tax treatment of organizational start-up costs, losses deferred due to wash sale transactions, deferred losses from unsettled short transactions, capitalized dividend, passive foreign investment company, swap income, constructive sale gain, defaulted bonds, tax treatment of net operating loss and different treatment for gains and losses on paydowns for tax purposes. Reclassifications are made to the Funds’ capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. These reclassifications have no impact on NAV of the Funds. The calculation of net investment income per share in the Financial Highlights table excludes these adjustments.

As of June 30, 2023, permanent differences mainly resulting from net operating losses, non-deductible expenses from partnership investments and merger adjustments were identified and reclassified amounts to the components of the Funds’ net assets as follows:

	Distributable Earnings (Loss)	Paid-in- Capital
NexPoint Event Driven Fund	$3,354	$(3,354)
NexPoint Merger Arbitrage Fund	(490,016)	490,016

At June 30, 2023, the Funds’ most recent tax year end, components of distributable earnings (accumulated losses) on a tax basis is as follows:

	Undistributed Income	Undistributed Long-Term Capital Gain	Other Temporary Differences(1)	Accumulated Capital and Other Losses	Net Tax Appreciation/ (Depreciation)	Total Distributable Earnings (Accumulated Losses)
Event Driven Fund	$—	$—	$(170,044)	$(180,633,522)	$(3,346,226)	$(184,149,792)
Merger Arbitrage Fund	—	—	2,067,329	(6,513,842)	(9,295,092)	(13,741,605)

(1)	Other temporary differences are comprised of unrealized foreign currency gain(loss) and remaining capital loss carryover subject to annual limitation.

Annual Report	39

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2023	NexPoint Funds I

At June 30, 2023, the respective Funds had capital loss carryovers as indicated below. The capital loss carryovers are available to offset future realized capital gains. For Merger Arbitrage Fund the capital loss carryover may be subject to annual limitations.

Fund	No Expiration Short-Term	No Expiration Long-Term	Total
Event Driven Fund	$169,597,407	$11,036,115	$180,633,522
Merger Arbitrage Fund	6,513,842	—	6,513,842

For fiscal year ended June 30, 2023, the Event Driven Fund utilized capital losses carryover from prior years in the amount of $359,926 and Merger Arbitrage Fund utilized capital losses carryover from prior years in the amount of $474,307.

The tax character of distributions paid during the years ended June 30 is as follows:

	Distributions Paid From:
	Ordinary Income	Long-Term Capital Gains	Return of Capital	Total Distribution Paid
Event Driven Fund
2023	$—	$—	$—	$—
2022	—	—	—	—
Merger Arbitrage Fund
2023	$23,975,288	$—	$39,542,367	$63,517,655
2022	20,620,945	5,297,801	14,138,209	40,056,955

(1)	For tax purposes, short-term capital gains distributions, if any, are considered ordinary income distributions.

For Federal income tax purposes, the cost of investments owned at June 30, 2023 were different from amounts reported to financial reporting purposes primarily due to investments in partnerships, passive foreign investment company, and wash sale losses. The Federal tax cost and gross unrealized appreciation and depreciation on investments (including foreign currency and derivatives, if applicable) held by the Fund at June 30, 2023 were as follows:

	Gross Appreciation	Gross Depreciation	Net Appreciation/ (Depreciation)	Federal Tax Cost
Event Driven Fund	$1,369,716	$(4,715,942)	$(3,346,226)	$36,878,114
Merger Arbitrage Fund	3,373,345	(12,668,437)	(9,295,092)	658,709,583

Qualified Late Year Ordinary and Post October Losses

Under current laws, certain capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. Late year ordinary losses realized on investment transactions from January 1, 2023 through June 30, 2023 and Late year specified losses from November 1, 2022 to June 30, 2023. For the fiscal year ended June 30, 2023, the Funds elected to defer the following losses:

Fund	Realized Capital Losses	Ordinary Losses
Event Driven Fund	$—	$172,238
Merger Arbitrage Fund	—	4,308,099

Note 6. Advisory, Administration, Service and Distribution, Trustee, and Other Fees

Investment Advisory Fees

Effective September 23, 2022, the Investment Advisor Highland Capital Management Fund Advisors, L.P. changed its name to NexPoint Asset Management, L.P. For its investment advisory services, each Fund pays the Investment Adviser a monthly fee, computed and accrued daily, based on an annual rate of the Funds’ Average Daily Managed Assets. Average Daily Managed Assets of a Fund means the average daily value of the total assets of a Fund less all accrued liabilities of a Fund (other than the aggregate amount of any outstanding borrowings constituting financial leverage).

40	Annual Report

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2023	NexPoint Funds I

The table below shows each Fund’s contractual advisory fee with the Investment Adviser for the year ended June 30, 2023:

Fund	Annual Advisory Fee Rate to the Investment Adviser
Event Driven Fund	1.00%
Merger Arbitrage Fund	1.00%

Administration Fees

NAM provides administration services to the Event Driven Fund and the Merger Arbitrage Fund for a monthly administration fee. For its services, the Investment Adviser receives a monthly administration fee, computed and accrued daily, at the annual rate of 0.20% of the Fund’s Average Daily Managed Assets. Under a separate sub-administration agreement NAM delegates certain administrative functions and pays SEI Investments Global Funds Services (the “Sub-Administrator”) a portion of the fees it receives from each Fund.

Service and Distribution Fees

NexPoint Securities, Inc. (the “Underwriter”), serves as the principal underwriter and distributor of each Fund’s shares. The Underwriter receives the front-end sales charge imposed on the sale of Class A Shares and the contingent deferred sales charge (“CDSC”) imposed on certain redemptions of Class A and Class C Shares. For the year ended June 30, 2023, the Underwriter received $310 and $38,254 of front end sales charges for Class A Shares of the Event Driven Fund and the Merger Arbitrage Fund, respectively. The Underwriter did not receive CDSC fees for Class C Shares of the Event Driven Fund and the Merger Arbitrage Fund.

The Funds have adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plan”) for Class A Shares and Class C Shares of the Funds, which requires the payment of a monthly fee to the Underwriter at an annual rate of the average daily net assets of each class as follows:

Fund	Class A Shares	Class C Shares
Event Driven Fund	0.35%	1.00%
Merger Arbitrage Fund	0.35%	1.00%

For the year ended June 30, 2023, the Distribution and Service fees, which are included on the Statements of Operations for each class, were as follows:

Fund	Class A Fees	Class C Fees
Event Driven Fund	$21,719	$23,464
Merger Arbitrage Fund	316,700	295,176

Expense Limits and Fee Reimbursements

For the Event Driven Fund, the Investment Adviser contractually agreed to limit the total annual operating expenses (exclusive of fees paid by the Fund pursuant to its distribution plan under Rule 12b-1 under the 1940 Act, taxes, dividend expenses on short sales, interest payments, brokerage commissions and other transaction costs, acquired fund fees and expenses, and extraordinary expenses (collectively, the “Excluded Expenses”)) to 1.50% of average daily net assets of the Fund (the “Expense Cap”). The Expense Cap will continue through at least October 31, 2023, and may not be terminated prior to this date without the action or consent of the Board of Trustees. For Merger Arbitrage Fund, the Investment Adviser contractually agreed to limit the total annual operating expenses (exclusive of fees paid by the Fund pursuant to its distribution plan under Rule 12b-1 under the 1940 Act, taxes, dividend expenses on short sales, interest payments, brokerage commissions and other transaction costs, acquired fund fees and expenses, and extraordinary expenses (collectively, the “Excluded Expenses”)) to 1.54% of average daily net assets of the Fund (the “Expense Cap”). Effective November 1, 2022, the Expense Cap was updated from 1.50% to 1.54%. The Expense Cap will continue through at least October 31, 2023, and may not be terminated prior to this date without the action or consent of the Board of Trustees.

There can be no assurance that these fee reductions will be sufficient to avoid any loss. On June 30, 2023, the amounts subject to possible future recoupment under the Fund’s expense limitations were as follows:

	Year Ended June 30, 2023
	2024	2025	2026
Event Driven Fund	$—	$182,078	$240,842
Merger Arbitrage Fund	$365,859	$1,406,169	$1,880,283

During the year ended June 30, 2023, the Investment Adviser did not recoup any amounts previously waived or reimbursed. During the year ended June 30, 2023, Merger Arbitrage Fund had $276,824 of fees previously waived and or reimbursed by the Investment Adviser that were eligible for recoupment expire.

Annual Report	41

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2023	NexPoint Funds I

Fees Paid to Officers and Trustees

Each Trustee who oversees all of the funds in the NexPoint Fund Complex receives an annual retainer of $150,000 payable in quarterly installments and allocated among each portfolio in the NexPoint Fund Complex based on relative net assets. The annual retainer for a Trustee who does not oversee all of the funds in the NexPoint Fund Complex is prorated based on the portion of the $150,000 annual retainer allocable to the funds overseen by such Trustee. The Chairman of the Audit Committee and the Chairman of the Board each receive an additional annual payment of $10,000 payable in quarterly installments and allocated among each portfolio in the NexPoint Fund Complex based on relative net assets. Trustees are reimbursed for actual out-of-pocket expenses relating to attendance at meetings. The “NexPoint Fund Complex” consists of all of the registered investment companies advised by the Investment Adviser or its affiliated advisers as of the date of this report and NexPoint Capital, Inc., a closed-end management investment company that has elected to be treated as a business development company under the 1940 Act, which are each advised by the Investment Adviser or its affiliated advisers.

The Funds pay no compensation to their officers.

The Trustees do not receive any separate compensation in connection with service on Committees or for attending Board or Committee Meetings. The Trustees do not have any pension or retirement plan.

Note 7. Disclosure of Significant Risks and Contingencies

The Funds’ investments expose the Funds to various risks, certain of which are discussed below. Please refer to each Fund’s prospectus and statement of additional information for a full listing of risks associated with each Fund’s investments.

Asset-Backed Securities Risk

The risk of investing in asset-backed securities, and includes interest rate risk, prepayment risk and the risk that the Funds could lose money if there are defaults on the loans underlying these securities.

Convertible Securities Risk

The risk that the market value of convertible securities may fluctuate due to changes in, among other things, interest rates; other economic conditions; industry fundamentals; market sentiment; the issuer’s operating results, financiaI statements, and credit ratings; and the market value of the underlying common or preferred stock.

Counterparty Risk

A counterparty (the other party to a transaction or an agreement or the party with whom a Fund executes transactions)

to a transaction with a Fund may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise honor its obligations.

Covenant-Lite Loans Risk

Loans in which the Fund invests include covenant-lite loans, which carry more risk to the lender than traditional loans as they may contain fewer or less restrictive covenants on the borrower than traditionally included in loan documentation or may contain other borrower-friendly characteristics. The Fund may experience relatively greater difficulty or delays in enforcing its rights on its holdings of certain covenant-lite loans and debt securities than its holdings of loans or securities with the usuaI covenants.

Credit Risk

The issuers of certain securities or the counterparties of a derivatives contract or repurchase contract might be unable or unwilling (or perceived as being unable or unwilling) to make interest and/or principal payments when due, or to otherwise honor its obligations. Debt securities are subject to the risk of non-payment of scheduled interest and/or principal. Non-payment would result in a reduction of income to the Fund, a reduction in the value of the obligation experiencing non-payment and a potential decrease in the Funds’ net asset value and the market price of the Funds’ shares.

Currency Risk

A portion of the Funds’ assets may be quoted or denominated in non-U.S. currencies. These securities may be adversely affected by fluctuations in relative currency exchange rates and by exchange control regulations. The Funds’ investment performance may be negatively affected by a devaluation of a currency in which the Funds’ investments are quoted or denominated. Further, the Funds’ investment performance may be significantly affected, either positively or negatively, by currency exchange rates because the U.S. dollar value of securities quoted or denominated in another currency will increase or decrease in response to changes in the value of such currency in relation to the U.S. dollar.

Derivatives Risk

Derivatives Risk is a combination of several risks, including the risks that: (1) an investment in a derivative instrument may not correlate well with the performance of the securities or asset class to which the Funds seek exposure, (2) derivative contracts, including options, may expire worthless and the use of derivatives may result in losses to the Fund, (3) a derivative instrument entailing leverage may result in a loss greater than the principaI amount invested, (4) derivatives not traded on an exchange may be subject to

42	Annual Report

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2023	NexPoint Funds I

credit risk, for example, if the counterparty does not meet its obligations (see also “Counterparty Risk”), and (5) derivatives not traded on an exchange may be subject to liquidity risk and the related risk that the instrument is difficult or impossible to value accurately. In addition, changes in laws or regulations may increase the costs of using derivatives, may limit the availability of some forms of derivatives or the Funds’ ability to use derivatives, and may adversely affect the performance of some derivative instruments used by the Fund as well as the Funds’ ability to pursue its investment objective through the use of such instruments.

Emerging Markets Risk

The risk of investing in securities of issuers tied economically to emerging markets, which entails aII of the risks of investing in securities of non-U.S. issuers detailed below under “Non-U.S. Securities Risk” to a heightened degree. These heightened risks include: (i) greater risks of expropriation, confiscatory taxation, nationalization, and less social, political and economic stability; (ii) the smaller size of the markets for such securities and a lower volume of trading, resulting in lack of liquidity and in price volatility; (iii) greater fluctuations in currency exchange rates; and (iv) certain national policies that may restrict the Fund’s investment opportunities, including restrictions on investing in issuers or industries deemed sensitive to relevant national interests.

Equity Securities Risk

The risk that stock prices will fall over short or long periods of time. In addition, common stocks represent a share of ownership in a company, and rank after bonds and preferred stock in their claim on the company’s assets in the event of bankruptcy.

Exchange-Traded Funds (“ETF”) Risk

The risk that the price movement of an ETF may not exactly track the underlying index and may result in a loss. In addition, shareholders bear both their proportionate share of the Fund’s expenses and similar expenses of the underlying investment company when the Funds invest in shares of another investment company.

Extension Risk

The risk that when interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated, causing the value of these obligations to fall.

Financial Services Industry Risk

The risk associated with the fact that the Funds’ investments in senior loans (“Senior Loans”) are arranged through private negotiations between a borrower (“Borrower”) and several financial institutions. The financial services industry is subject to extensive government regulation, which can limit both the amounts and types of loans and other financial commitments financial services companies can make and the interest rates and fees they can charge. Profitability is largely dependent on the availability and cost of capital funds, and can fluctuate significantly when interest rates change. Because financial services companies are highly dependent on short-term interest rates, they can be adversely affected by downturns in the U.S. and foreign economies or changes in banking regulations. Losses resulting from financial difficulties of Borrowers can negatively affect financial services companies. The financial services industry is currently undergoing relatively rapid change as existing distinctions between financial service segments become less clear. This change may make it more difficult for the Investment Adviser to analyze investments in this industry. Additionally, the recently increased volatility in the financial markets and implementation of the recent financial reform legislation may affect the financial services industry as a whole in ways that may be difficult to predict.

Financial Services Sector Risk

The risk associated with investments in the financial services sector. Such investments may be subject to credit risk, interest rate risk, and regulatory risk, among others. Banks and other financial institutions can be affected by such factors as downturns in the U.S. and foreign economies and general economic cycles, fiscal and monetary policy, adverse developments in the real estate market, the deterioration or failure of other financial institutions, and changes in banking or securities regulations.

Fixed Income Market Risk

The risk that fixed income markets may, in response to governmental intervention, economic or market developments (including potentially a reduction in the number of broker-dealers willing to engage in market-making activity), or other factors, experience periods of increased volatility and reduced liquidity. During those periods, the Funds may experience increased levels of shareholder redemptions, and may have to sell securities at times when it would otherwise not do so, and at unfavorable prices. Fixed income securities may be difficult to value during such periods.

Hedging Risk

Each Fund may engage in “hedging,” the practice of attempting to offset a potential loss in one position by establishing an opposite position in another investment. Hedging strategies in general are usually intended to limit or reduce investment risk, but can also be expected to limit or reduce the potential for profit. For example, if a fund has taken a defensive posture by hedging its portfolio, and stock prices advance, the return to investors will be lower than if the portfolio had not been hedged. No assurance can be given that any particular hedging strategy will be successful,

Annual Report	43

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2023	NexPoint Funds I

or that the Investment Adviser will elect to use a hedging strategy at a time when it is advisable.

Illiquid and Restricted Securities Risk

The investments made by the Funds may be illiquid, and consequently the Funds may not be able to sell such investments at prices that reflect the Investment Adviser’s assessment of their value or the amount originally paid for such investments by the Funds. Illiquidity may result from the absence of an established market for the investments as well as legal, contractual or other restrictions on their resale and other factors. Furthermore, the nature of the Funds’ investments, especially those in financially distressed companies, may require a long holding period prior to profitability.

Restricted securities (i.e., securities acquired in private placement transactions) and illiquid securities may offer higher yields than comparable publicly traded securities. The Funds, however, may not be able to sell these securities when the Investment Adviser considers it desirable to do so or, to the extent they are sold privately, may have to sell them at less than the price of otherwise comparable securities. Restricted securities are subject to limitations on resale which can have an adverse effect on the price obtainable for such securities. Also, if in order to permit resale the securities are registered under the Securities Act at a Funds’ expense, the Funds’ expenses would be increased.

Industry and Sector Focus Risk

The risk that issuers in an industry or sector can react similarly to market, economic, political, regulatory, geopolitical, and other conditions. If the Investment Adviser invests a significant percentage of the Funds’ assets in issuers within an industry or sector, the Funds’ performance may be affected by conditions in that industry or sector.

Information Technology Sector Risk

The risk that the Fund may be impacted by risks faced by companies in the information technology sector. Information technology companies face intense competition and potentially rapid product obsolescence. They are also heavily dependent on intellectual property rights and may be adversely affected by the loss or impairment of those rights. Companies in the software industry may be adversely affected by, among other things, the decline or fluctuation of subscription renewal rates for their products and services and actual or perceived vulnerabilities in their products or services

Interest Rate Risk

The risk that fixed income securities will decline in value because of changes in interest rates. When interest rates decline, the value of fixed rate securities already held by the

Funds can be expected to rise. Conversely, when interest rates rise, the value of existing fixed rate portfolio securities can be expected to decline. A fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration.

Leverage Risk

Each Fund may use leverage in its investment program, including the use of borrowed funds and investments in certain types of options, such as puts, calls and warrants, which may be purchased for a fraction of the price of the underlying securities. While such strategies and techniques increase the opportunity to achieve higher returns on the amounts invested, they also increase the risk of loss. To the extent the Funds purchase securities with borrowed funds, their net assets will tend to increase or decrease at a greater rate than if borrowed funds are not used. If the interest expense on borrowings were to exceed the net return on the portfolio securities purchased with borrowed funds, the Funds’ use of leverage would result in a lower rate of return than if the Funds were not leveraged.

Lender Liability Risk

A number of judicial decisions have upheld the right of Borrowers to sue lending institutions on the basis of various evolving legal theories founded upon the premise that an institutional Lender has violated a duty of good faith and fair dealing owed to the Borrower or has assumed a degree of control over the Borrower resulting in a creation of a fiduciary duty owed to the Borrower or its other creditors or shareholders. Because of the nature of certain of the Fund’s investments, the Fund or the Investment Adviser could be subject to such liability.

LIBOR Transition and Associated Risk

Certain debt securities, derivatives and other financial instruments have traditionally utilized LIBOR as the reference or benchmark rate for interest rate calculations. However, following allegations of manipulation and concerns regarding liquidity, in July 2017 the U.K. Financial Conduct Authority, which regulates LIBOR, announced that it would cease its active encouragement of banks to provide the quotations needed to sustain LIBOR. The ICE Benchmark Administration Limited, the administrator of LIBOR, ceased publishing most liquid U.S. LIBOR maturities on June 30, 2023. It is possible that a subset of U.S. dollar LIBOR settings will continue to be published on a “synthetic” basis. It is expected that market participants transitioned to the use of alternative reference or benchmark rates prior to the applicable LIBOR publication cessation date. Additionally, although regulators have encouraged the development and adoption of alternative rates such as the Secured Overnight Financing Rate (“SOFR”), the future utilization of LIBOR or of any particular replacement rate remains uncertain.

44	Annual Report

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2023	NexPoint Funds I

Although the transition process away from LIBOR became increasingly well-defined in advance of the discontinuation dates, the impact on certain debt securities, derivatives and other financial instruments remains uncertain. Market participants have adopted alternative rates such as SOFR or otherwise amended financial instruments referencing LIBOR to include fallback provisions and other measures that contemplated the discontinuation of LIBOR or other similar market disruption events, but neither the effect of the transition process nor the viability of such measures is known. Further, uncertainty and risk remain regarding the willingness and ability of issuers and lenders to include alternative rates and revised provisions in new and existing contracts or instruments. To facilitate the transition of legacy derivatives contracts referencing LIBOR, the International Swaps and Derivatives Association, Inc. launched a protocol to incorporate fallback provisions. However, there are obstacles to converting certain longer term securities and transactions to a new benchmark or benchmarks and the effectiveness of one alternative reference rate versus multiple alternative reference rates in new or existing financial instruments and products has not been determined. Certain proposed replacement rates to LIBOR, such as SOFR, which is a broad measure of secured overnight U.S. Treasury repo rates, are materially different from LIBOR, and changes in the applicable spread for financial instruments transitioning away from LIBOR will need to be made to accommodate the differences. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition to replacement rates may be exacerbated if an orderly transition to an alternative reference rate is not completed in a timely manner.

The utilization of an alternative reference rate, or the transition process to an alternative reference rate, may adversely affect the Funds’ performance.

Alteration of the terms of a debt instrument or a modification of the terms of other types of contracts to replace LlBOR or another interbank offered rate (“IBOR’’) with a new reference rate could result in a taxable exchange and the realization of income and gain/loss for U.S. federal income tax purposes. The Internal Revenue Service (the “IRS”) has issued final regulations regarding the tax consequences of the transition from IBOR to a new reference rate in debt instruments and non-debt contracts. Under the final regulations, alteration or modification of the terms of a debt instrument to replace an operative rate that uses a discontinued IBOR with a qualified rate (as defined in the final regulations) including true up payments equalizing the fair market value of contracts before and after such IBOR transition, to add a qualified rate as a fallback rate to a contract whose operative rate uses a discontinued IBOR or to replace a fallback rate that uses a discontinued IBOR with a qualified rate would not be taxable. The IRS may provide additional guidance, with potential retroactive effect.

Limited Information Risk

The risk associated with the fact that the types of Senior Loans in which the Funds will invest historically may not have been rated by a NRSRO, have not been registered with the SEC or any state securities commission, and have not been listed on any national securities exchange. Although the Funds will generally have access to financial and other information made available to the Lenders in connection with Senior Loans, the amount of public information available with respect to Senior Loans will generally be less extensive than that available for rated, registered or exchange-listed securities. As a result, the performance of the Funds and its ability to meet its investment objective is more dependent on the analytical ability of the Investment Adviser than would be the case for an investment company that invests primarily in rated, registered or exchange-listed securities.

Liquidity Risk

The risk that low trading volume, lack of a market maker, large position size, or legal restrictions (including daily price fluctuation limits or “circuit breakers”) limits or prevents the Funds from selling particular securities or unwinding derivative positions at desirable prices. At times, a major portion of any portfolio security may be held by relatively few institutional purchasers. Even if the Funds consider such securities liquid because of the availability of an institutional market, such securities may become difficult to value or sell in adverse market or economic conditions.

Management Risk

The risk associated with the fact that the Funds rely on the Investment Adviser’s ability to achieve its investment objective. The Investment Adviser may be incorrect in its assessment of the intrinsic value of the companies whose securities the Funds hold, which may result in a decline in the value of fund shares and failure to achieve its investment objective. The Funds’ portfolio managers use qualitative analyses and/or models. Any imperfections or limitations in such analyses and models could affect the ability of the portfolio managers to implement strategies.

Merger Arbitrage and Event-Driven Risk

The risk that the Adviser’s evaluation of the outcome of a proposed event, whether it be a merger, reorganization, regulatory issue or other event, will prove incorrect and that the Fund’s return on the investment will be negative. Even if the Investment Adviser’s judgment regarding the likelihood of a specific outcome proves correct, the expected event may be delayed or completed on terms other than those

Annual Report	45

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2023	NexPoint Funds I

originally proposed, which may cause the Fund to lose money. The Fund’s expected gain on an individual arbitrage investment is normally considerably smaller than the possible loss should the transaction be unexpectedly terminated. The Fund’s principal investment strategies are not specifically designed to benefit from general appreciation in the equity markets or general improvement in the economic conditions in the global economy. Accordingly, the Fund may underperform the broad equity markets under certain market conditions, such as during periods when there has been rapid appreciation in the equity markets. The Fund may also underperform the broad equity markets if it holds a significant portion of its assets in cash and money market instruments for an extended period of time due to a lack of merger arbitrage opportunities.

Mid-Cap Company Risk

The risk that investing in securities of mid-cap companies may entail greater risks than investments in larger, more established companies. Mid-cap companies tend to have more narrow product lines, more limited financial resources and a more limited trading market for their stocks, as compared with larger companies. As a result, their stock prices may decline significantly as market conditions change.

Non-Diversification Risk

The risk that an investment in the Funds could fluctuate in value more than an investment in a diversified fund. As a non-diversified fund for purposes of the 1940 Act, the Funds may invest a larger portion of its assets in the securities of fewer issuers than a diversified fund. The Funds’ investments in fewer issuers may result in the Funds’ shares being more sensitive to the economic results of those issuers. An investment in the Funds could fluctuate in value more than an investment in a diversified fund.

MLP Risk

Investing in MLP units involves some risks that differ from an investment in the equity securities of a company. A Fund may invest in MLP units. Holders of MLP units have limited control and voting rights on matters affecting the partnership. Holders of units issued by an MLP are exposed to a remote possibility of liability for all of the obligations of that MLP in certain instances. Holders of MLP units are also exposed to the risk that they will be required to repay amounts to the MLP that are wrongfully distributed to them. Additionally, a sustained reduced demand for crude oil, natural gas and refined petroleum products could adversely affect MLP revenues and cash flows and changes in the regulatory environment could adversely affect the profitability of MLPs. Investments in MLP units also present special tax risks. See “MLP Tax Risk” below.

MLP Tax Risk

MLPs are subject to the risk that the MLPs in which a Fund invests will fail to be treated as partnerships for U.S. federal income tax purposes. If an MLP does not meet current legal requirements to maintain its partnership status, or if it is unable to do so because of tax or other law changes, it would be treated as a corporation for U.S. federal income tax purposes. In that case, the MLP would be obligated to pay U.S. federal income tax (as well as state and local taxes) at the entity level on its taxable income and distributions received by a Fund would be characterized as dividend income to the extent of the MLP’s current and accumulated earnings and profits for federal tax purposes. The classification of an MLP as a corporation for U.S. federal income tax purposes could have the effect of reducing the amount of cash available for distribution by the MLP and the value of a Fund’s investment in any such MLP. As a result, the value of a Fund’s shares and the cash available for distribution to Fund shareholders could be reduced.

Non-Payment Risk

The risk of non-payment of scheduled interest and/or principal with respect to debt instruments. Non-payment would result in a reduction of income to the Funds, a reduction in the value of the obligation experiencing non-payment and a potential decrease in the NAV of the Funds.

Non-U.S. Securities Risk

Non-U.S. securities risk is the risk associated with investing in non-U.S. issuers. Investments in securities of non-U.S. issuers involve certain risks not involved in domestic investments (for example, fluctuations in foreign exchange rates (for non-U.S. securities not denominated in U.S. dollars); future foreign economic, financial, political and social developments; nationalization; exploration or confiscatory taxation; smaller markets; different trading and settlement practices; less governmental supervision; and different accounting, auditing and financial recordkeeping standards and requirements) that may result in each Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies. These risks are magnified for investments in issuers tied economically to emerging markets, the economies of which tend to be more volatile than the economies of developed markets. In addition, certain investments in non-U.S. securities may be subject to foreign withholding and other taxes on interest, dividends, capital gains or other income or proceeds. Those taxes will reduce each Funds’ yield on any such securities.

Ongoing Monitoring Risk

The risk associated with ongoing monitoring of the Agent. On behalf of the several Lenders, the Agent generally will be required to administer and manage the Senior Loans and,

46	Annual Report

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2023	NexPoint Funds I

with respect to collateralized Senior Loans, to service or monitor the collateral. Financial difficulties of Agents can pose a risk to the Funds. Unless, under the terms of the loan, the Funds have direct recourse against the Borrower, the Funds may have to rely on the Agent or other financial intermediary to apply appropriate credit remedies against a Borrower.

Operational and Technology Risk

The risk that cyberattacks, disruptions, or failures that affect the Funds’ service providers, counterparties, market participants, or issuers of securities held by the Funds may adversely affect the Funds and its shareholders, including by causing losses for the Funds or impairing Fund operations.

Options Risk

There are several risks associated with transactions in options on securities. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A transaction in options or securities may be unsuccessful to some degree because of market behavior or unexpected events.

When a fund writes a covered call option, the fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but retains the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation and once an option writer has received an exercise notice, it must deliver the underlying security in exchange for the strike price.

When a fund writes a covered put option, the fund bears the risk of loss if the value of the underlying stock declines below the exercise price minus the put premium. If the option is exercised, the fund could incur a loss if it is required to purchase the stock underlying the put option at a price greater than the market price of the stock at the time of exercise plus the put premium the Fund received when it wrote the option. While the Funds’ potential gain in writing a covered put option is limited to distributions earned on the liquid assets securing the put option plus the premium received from the purchaser of the put option, the Funds risk a loss equal to the entire exercise price of the option minus the put premium.

Pandemics and Associated Economic Disruption

An outbreak of respiratory disease caused by a novel coronavirus (“COVID-19”) was first detected in China in late 2019 and subsequently spread globally. This coronavirus has resulted in, and may continue to result in, closed borders, enhanced health screenings, disruptions to healthcare service preparation and delivery, quarantines, cancellations, and disruptions to supply chains, workflow operations and consumer activity, as well as general concern and uncertainty. The impact of this coronavirus has resulted in substantial economic volatility. Health crises caused by outbreaks, such as the coronavirus outbreak, may exacerbate other pre-existing political, social and economic risks. The impact of this outbreak, and other epidemics and pandemics that may arise in the future, could continue to negatively affect the worldwide economy, as well as the economies of individual countries, individual companies, including certain Fund service providers and issuers of the Funds’ investments, and the markets in general in significant and unforeseen ways. In addition, governments, their regulatory agencies, or self-regulatory organizations may take actions in response to the pandemic, including significant fiscal and monetary policy changes, that may affect the instruments in which the Funds invest or the issuers of such instruments. Any such impact could adversely affect the Funds’ performance.

Payment-in-Kind (“PIK”) Securities Risk

The risk that the value of PIK securities held by the Fund may be more sensitive to fluctuations in interest rates than other securities. PIKs pay all or a portion of their interest or dividends in the form of additional securities. Federal tax law requires that the interest on PIK bonds be accrued as income to the Fund regardless of the fact that the Fund will not receive cash until such securities mature. Since the income must be distributed to shareholders, the Funds may be forced to liquidate other securities in order to make the required distribution.

Portfolio Turnover Risk

The risk that the Funds’ high portfolio turnover will increase the Funds’ transaction costs and may result in increased realization of net short-term capitaI gains (which are taxable to shareholders as ordinary income when distributed to them), higher taxable distributions and lower after-tax performance.

Prepayment Risk

The risk that during periods of falling interest rates, issuers of debt securities may repay higher rate securities before their maturity dates. This may cause the Funds to lose potential price appreciation and to be forced to reinvest the unanticipated proceeds at lower interest rates. This may adversely affect the NAV of the Funds’ shares.

Regulatory Risk

The risk that to the extent that legislation or state or fed eraI regulators impose additional requirements or restrictions with respect to the ability of financial institutions to make

Annual Report	47

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2023	NexPoint Funds I

loans in connection with highly leveraged transactions, the availability of loan interests for investment by the Funds may be adversely affected.

Risk of Substantial Redemptions

The risk that if substantial numbers of shares in the Funds were to be redeemed at the same time or at approximately the same time, the Funds might be required to liquidate a significant portion of its investment portfolio quickly to meet the redemptions. The Funds might be forced to sell portfolio securities at prices or at times when it would otherwise not have sold them.

Securities Lending Risk

The Funds may make secured loans of its portfolio securities. Any decline in the value of a portfolio security that occurs while the security is out on loan is borne by the Funds, and will adversely affect performance. Also, there may be delays in recovery of securities loaned, losses in the investment of collateral, and loss of rights in the collateral should the borrower of the securities fail financially while holding the security.

Securities Market Risk

The risk that the value of securities owned by the Funds may go up or down, sometimes rapidly or unpredictably, due to factors affecting particular companies or the securities markets generally. A generaI downturn in the securities market may cause multiple asset classes to decIine in value simultaneously. Many factors can affect this value and you may lose money by investing in the Funds.

Shareholder Concentration Risk

The risk that large redemptions by a small number of large shareholders can harm remaining shareholders. Particularly large redemptions may affect asset allocation decisions and could adversely impact remaining Fund shareholders. Due to the ongoing liquidation of the Fund, certain materiaI shareholders hold large amounts of shares of the Fund.

Short Sales Risk

Short sales by the Funds that are not made where there is an offsetting long position in the asset that it is being sold short theoretically involve unlimited loss potential since the market price of securities sold short may continuously increase. Short selling allows the Funds to profit from declines in market prices to the extent such decline exceeds the transaction costs and costs of borrowing the securities. However, since the borrowed securities must be replaced by purchases at market prices in order to close out the short position, any appreciation in the price of the borrowed securities would result in a loss. Purchasing securities to close out the short position can itself cause the price of securities to rise further, thereby exacerbating the loss. The Funds may mitigate such losses by replacing the securities sold short before the market price has increased significantly. Under adverse market conditions, a Fund might have difficulty purchasing securities to meet margin calls on its short sale delivery obligations, and might have to sell portfolio securities to raise the capitaI necessary to meet its short sale obligations at a time when fundamental investment considerations would not favor such sales.

Small-Cap Company Risk

The risk that investing in the securities of small-cap companies either directly or indirectly through investments in ETFs, closed-end funds or mutual funds (“Underlying Funds”) may pose greater market and liquidity risks than larger, more established companies, because of limited product lines and/or operating history, limited financial resources, limited trading markets, and the potential lack of management depth. In addition, the securities of such companies are typically more volatile than securities of larger capitalization companies.

Special Purpose Acquisition Companies Risk

A Fund may invest in stock of, warrants to purchase stock of, and other interests in speciaI purpose acquisition companies or similar special purpose entities that pool funds to seek potential acquisition opportunities (collectively, “SPACs”). Because SPACs and similar entities have no operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the entity’s management to identify and complete a profitable acquisition. Some SPACs may pursue acquisitions only within certain industries or regions, which may increase the volatility of their prices. In addition, these securities, which are typically traded in the over-the-counter market, may be considered illiquid and/or may be subject to restrictions on resale. An investment in an SPAC is subject a variety of risks, including that (i) a significant portion of the monies raised by the SPAC for the purpose of identifying and effecting an acquisition or merger may be expended during the search for a target transaction; (ii) an attractive acquisition or merger target may not be identified at all and the SPAC will be required to return any remaining monies to shareholders; (iii) any proposed merger or acquisition may be unable to obtain the requisite approval, if any, of SPAC shareholders; (iv) an acquisition or merger once effected may prove unsuccessful and an investment in the SPAC may lose value; (v) the warrants or other rights with respect to the SPAC held by the Fund may expire worthless or may be repurchased or retired by the SPAC at an unfavorable price; (vi) the Fund will be delayed in receiving any redemption or liquidation proceeds from a SPAC to which it is entitled; (vii) an investment in an SPAC may be diluted by additional later offerings of interests in the SPAC or by other investors

48	Annual Report

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2023	NexPoint Funds I

exercising existing rights to purchase shares of the SPAC; (viii) no or only a thinly traded market for shares of or interests in an SPAC may develop, leaving the Fund unable to sell its interest in an SPAC or to sell its interest only at a price below what the Fund believes is the SPAC interest’s intrinsic value; and (ix) the values of investments in SPACs may be highly volatile and may depreciate significantly over time.

Swaps Risk

The use of swaps is a highly specialized activity which involves investment techniques, risk analyses and tax planning different from those associated with ordinary portfolio securities transactions. These transactions can result in sizeable realized and unrealized capital gains and losses relative to the gains and losses from a Funds’ direct investments in securities.

Transactions in swaps can involve greater risks than if a Fund had invested in the reference assets directly since, in addition to general market risks, swaps may be leveraged and are also subject to illiquidity risk, counterparty risk, credit risk and pricing risk. However, certain risks may be reduced (but not eliminated) if a Fund invests in cleared swaps. Regulators also may impose limits on an entity’s or group of entities’ positions in certain swaps. Because bilateral swap agreements are two party contracts and because they may have terms of greater than seven days, these swaps may be considered to be illiquid. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap in the event of the default or bankruptcy of a swap counterparty. Many swaps are complex and valued subjectively. Swaps and other derivatives may also be subject to pricing or “basis” risk, which exists when the price of a particular derivative diverges from the price of corresponding cash market instruments. Under certain market conditions it may not be economically feasible to initiate a transaction or liquidate a position in time to avoid a loss or take advantage of an opportunity. If a swap transaction is particularly large or if the relevant market is illiquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses.

The value of swaps can be very volatile, and a variance in the degree of volatility or in the direction of securities prices from the Investment Adviser’s expectations may produce significant losses in a Fund’s investments in swaps. In addition, a perfect correlation between a swap and a reference asset may be impossible to achieve. As a result, the Investment Adviser’s use of swaps may not be effective in fulfilling the Investment Adviser’s investment strategies and may contribute to losses that would not have been incurred otherwise.

Tax Risk

The risk that the U.S. income tax rules may be uncertain when applied to specific arbitrage transactions, including identifying deferred losses from wash sales or realized gains from constructive sales, among other issues. Such uncertainty may cause the Fund to be exposed to unexpected tax liability.

Technology Sector Risk

The risk associated with investments in the technology sector. Technology related companies are subject to significant competitive pressures, such as aggressive pricing of their products or services, new market entrants, competition for market share, short product cycles due to an accelerated rate of technological developments, evolving industry standards, changing customer demands and the potential for limited earnings and/or falling profit margins. The failure of a company to adapt to such changes could have a material adverse effect on the company’s business, results of operations, and financial condition. These companies also face the risks that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. These factors can affect the profitability of these companies and, as a result, the values of their securities. Many technology companies have limited operating histories.

Undervalued Stocks Risk

The risk that an undervalued stock may decrease in price or may not increase in price as anticipated by the Investment Adviser if other investors fail to recognize the company’s value or the factors that the Investment Adviser believes will cause the stock price to increase do not occur.

Note 8. Investment Transactions

Purchases & Sales of Securities

The cost of purchases and the proceeds from sales of investments, other than short-term securities and short-term options, for the year ended June 30, 2023, were as follows:

	U.S Government Securities(1)		Other Securities
	Purchases	Sales	Purchases	Sales
Event Driven Fund	$—	$—	$134,422,847	$120,097,391
Merger Arbitrage Fund	—	—	4,643,816,566	$4,723,952,496

(1)	The Funds did not have any purchases or sales of U.S. Government Securities for the year ended June 30, 2023.

Note 9. Other Matters

NAM has entered into a Services Agreement (the “Services Agreement”) with Skyview Group (“Skyview”), effective February 25, 2021, pursuant to which NAM will receive administrative and operational support services to enable it

Annual Report	49

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2023	NexPoint Funds I

to provide the required advisory services to the Fund. The Investment Adviser, and not the Funds, will compensate all Investment Adviser and Skyview personnel who provide services to the Fund.

Effective July 12, 2022, certain Skyview personnel became dual-employees of NexPoint Services, Inc., a wholly-owned subsidiary of the Investment Adviser. The same services are being performed by the dual-employees. The Investment Adviser, and not the Fund, will compensate all Investment Adviser, Skyview, and dual-employee personnel who provide services to the Fund.

Note 10. Indemnification

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may rise out of performance of their duties to the Funds. Additionally, in the normal course of business, the Funds may enter into contracts with service providers that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be estimated.

Note 11. Subsequent Events

Management has evaluated the impact of all subsequent events on the Funds through the date the financiaI statements were issued, and has determined that there were no subsequent events to report which have not already been recorded or disclosed in these financial statements and accompanying notes.

50	Annual Report

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of NexPoint Event Driven Fund and

NexPoint Merger Arbitrage Fund and

Board of Trustees of NexPoint Funds I

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the investment portfolios, for NexPoint Funds I comprising the NexPoint Event Driven Fund and NexPoint Merger Arbitrage Fund (the “Funds”), as of June 30, 2023, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the related notes, and the financial highlights for each of the four years in the period then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of June 30, 2023, the results of their operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

The Funds’ financial highlights for the year ended June 30, 2019, were audited by other auditors whose report dated August 30, 2019, expressed an unqualified opinion on those financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2023, by correspondence with the custodian, transfer agent, and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Funds’ auditor since 2020.

COHEN & COMPANY, LTD.

Cleveland, Ohio

August 29, 2023

Annual Report	51

ADDITIONAL INFORMATION (unaudited)

June 30, 2023	NexPoint Funds I

Tax Information

For shareholders that do not have a June 30, 2023 tax year end, this notice is for informationaI purposes only. For shareholders with a June 30, 2023 tax year end, please consult your tax adviser as to the pertinence of this notice. For the fiscal year ended June 30, 2023, the following Funds are designating the following items with regard to earnings for the year.

	Return of Capital	Long-Term Capital Gain	Ordinary Income Distribution	Total Distribution
Event Driven Fund	0.00%	0.00%	0.00%	0.00%
Merger Arbitrage Fund	62.25%	0.00%	37.75%	100.00%

	Dividends Received Deduction(1)	Qualified Dividend Income(2)	Qualifying Business Income(3)	Interest Related Dividends(4)
Event Driven Fund	0.00%	0.00%	0.00%	0.00%
Merger Arbitrage Fund	0.00%	0.00%	1.20%	41.81%

Short-Term Capital Gain Dividends(5)
Event Driven Fund	0.00%
Merger Arbitrage Fund	100.00%

(1)

Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions).

(2)

The percentage in this column represents the amount of “Qualifying Dividend Income” as created by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions). It is the intention of each of the aforementioned Funds to designate the maximum amount permitted by law.

(3)	The percentage of this column represents that amount of ordinary dividend income that qualified for 20% Business Income Deduction.
(4)

The percentage in this column represents the amount of “ Interest Related Dividends” as created by the American Jobs Creation Act of 2004 and is reflected as a percentage of net investment distributions that is exempt from U.S. withholding tax when paid to foreign investors.

(5)

The percentage in this column represents the amount of “ Short-Term Capital Gain Dividend” as created by the American Jobs Creation Act of 2004 and is reflected as a percentage of short-term capital gain distributions that is exempt from U.S. withholding tax when paid to foreign investors.

Additional Portfolio Information

The Investment Adviser and its affiliates manage other accounts, including registered and private funds and individual accounts. Although investment decisions for the Funds are made independently from those of such other accounts, the Investment Adviser may, consistent with applicable law, make investment recommendations to other clients or accounts that may be the same or different from those made to the Funds, including investments in different levels of the capital structure of a company, such as equity versus senior loans, or that involve taking contradictory positions in multiple levels of the capital structure. The Investment Adviser has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, this may create situations where a client could be disadvantaged because of the investment activities conducted by the Investment Adviser for other client accounts. When the Funds and one or more of such other accounts are prepared to invest in, or desire to dispose of, the same security, available investments or opportunities for each will be allocated in a manner believed by the Investment Adviser to be equitable to the Funds and such other accounts. The Investment Adviser also may aggregate orders to purchase and sell securities for the Funds and such other accounts. Although the Investment Adviser believes that, over time, the potential benefits of participating in volume transactions and negotiating lower transaction costs should benefit all accounts including the Funds, in some cases these activities may adversely affect the price paid or received by the Funds or the size of the position obtained or disposed of by the Funds.

Disclosure of Fund Expenses

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees; and (2) ongoing costs, including management fees; distribution (12b-1) and service fees; and other Fund expenses. This example is intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the six-month period January 1, 2023 through June 30, 2023, unless otherwise indicated. This table illustrates your Fund’s costs in two ways:

Actual Expenses: The first part of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

52	Annual Report

ADDITIONAL INFORMATION (unaudited) (continued)

June 30, 2023	NexPoint Funds I

Hypothetical Example for Comparison Purposes: The second part of the table provides information about hypothetical account values and hypothetical expenses based on your Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your Fund’s actual return. The actual expense ratio includes voluntary fee waivers or expense reimbursements by the Fund’s investment adviser. The expense ratio would be higher had the fee waivers or expense reimbursements not been in effect. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees. Therefore, the second part of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 1/1/23	Ending Account Value 6/30/23	Annualized Expense Ratios(1)	Expenses Paid During Period(2)

NexPoint Event Driven Fund
Actual Fund Return
Class A	$1,000.00	$1,004.90	2.26%	$11.23
Class C	1,000.00	1,001.50	2.92	14.49
Class Z	1,000.00	1,006.00	1.84	9.15
Hypothetical
Class A	$1,000.00	$1,013.59	2.26%	$11.28
Class C	1,000.00	1,010.32	2.92	14.55
Class Z	1,000.00	1,015.67	1.84	9.20

NexPoint Merger Arbitrage Fund
Actual Fund Return
Class A	$1,000.00	$993.10	2.46%	$12.16
Class C	1,000.00	989.90	2.90	14.31
Class Z	1,000.00	994.60	1.82	9.00
Hypothetical
Class A	$1,000.00	$1,012.60	2.46%	$12.28
Class C	1,000.00	1,010.41	2.90	14.46
Class Z	1,000.00	1,015.77	1.82	9.10

(1)

Annualized, based on the Fund’s most recent fiscal half-year expenses, including dividends on short positions and interest expenses, if any. Derivatives are included in the realized gains and losses of the Funds.

(2)

Expenses are equal to the Fund’s annualized expense ratio including interest expense and dividends on short positions, if any, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by the number of days in the full fiscal year (184/ 365).

Liquidity Risk Management Program

The Funds adopted and implemented a written liquidity risk management program (the “Program”) as required by Rule 22e-4 under the 1940 Act, as amended (the “Liquidity Rule”). As required by the Liquidity Rule, the Program is designed to reasonably assess and manage the Funds’ liquidity risk, taking into consideration the Funds’ investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions; its short and long-term cash flow projections; and its cash holdings and access to other funding sources. The Board has appointed the Investment Adviser as the Program’s administrator, and the Investment Adviser has delegated oversight of the Program to the cross-functional Liquidity Risk Management Committee (the “Committee”). The Committee includes representatives from compliance, accounting, operations, valuations, trading, and portfolio management departments, as well as employees of the Funds’ service provider Skyview, and is responsible for the Program’s administration and reporting to the Board on at least an annual basis regarding the Program’s operation and effectiveness. The Committee executes the day-to-day investment management and security-level activities of the Funds in accordance with the requirements of the Program, subject to the supervision of the Investment Adviser and the Board.

The Committee: (1) reviews the day-to-day operations of the Program; (2) reviews and approve month-end liquidity classifications; (3) reviews quarterly testing and determinations, as applicable; and (4) review other Program related material. The Committee also conducts daily, monthly, quarterly, and annual quantitative and qualitative assessments of the Funds that is subject to the requirements of the Liquidity Rule and is a part of the Program to monitor investment performance issues, risks and trends. In addition, the Committee may conduct ad-hoc reviews and meetings as issues and trends are identified, including potential liquidity and valuation issues. The Committee also monitors global events, such as the COVID-19 coronavirus, that could impact the markets and liquidity of portfolio investments and their classifications.

In accordance with the Liquidity Rule, the Funds’ portfolio investments is classified into one of four liquidity categories described below based on a determination of a reasonable expectation for how long it would take to convert the investment to cash (or sell or dispose of the investment) without significantly changing its market value.

•	Highly liquid investments – cash or convertible to cash within three business days or less

•	Moderately liquid investments – convertible to cash in three to seven calendar days

•	Less liquid investments – can be sold or disposed of, but not settled, within seven calendar days

Annual Report	53

ADDITIONAL INFORMATION (unaudited) (continued)

June 30, 2023	NexPoint Funds I

•	Illiquid investments – cannot be sold or disposed of within seven calendar days Liquidity classification determinations consider a variety of factors including various market, trading and investment specific considerations, as well as market depth, and generally

•	utilize analysis from a third-party liquidity metrics service.

The Liquidity Rule places a 15% limit on a Funds’ illiquid investments and requires Funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the Funds’ net assets to be invested in highly liquid investments (highly liquid investment minimum or “HLIM”). The Program includes provisions reasonably designed to comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement as applicable. The Liquidity Rule and the Program also require reporting to the Board and the U.S. Securities and Exchange Commission (on a non-public basis) if the Funds’ holdings of illiquid investments exceed 15% of the Funds’ assets.

At a meeting held on June 29-30, 2023, the Committee presented a report to the Board summarizing the results of its annual assessment of the adequacy and effectiveness of the Program’s implementation (the “Report”). The Report covered the period from May 31, 2022 through May 31, 2023 (the “Period”).

For the Trust, the Report stated, in relevant part, that during the Period:

•	There were no material changes to the Program;

•	Each Fund’s investment strategy remained appropriate for an open-end fund;

•	The Funds were able to meet requests for redemption without significant dilution of remaining investors’ interests in the Funds;

•	The Funds did not breach the 15% limit on illiquid investments; The Funds routinely used the expedited settlement facilities to raise cash during periods of unusual market volatility with no issues;

•	The Funds have been designated as a primarily Highly Liquid Funds and There were no material liquidity events which occurred or were reported during this period applicable to the Funds, if any, and the Committee’s actions to address such matter.

OveraII, the Report concluded that the Program, as adopted and implemented, remained reasonably designed to assess and manage the Funds’ liquidity risk, and is operating in a manner that is adequate and effective to manage the liquidity risk of The Funds.

CONTROL PERSONS AND PRINCIPAL

SHAREHOLDERS

As of June 30, 2023, the Trustees and officers of each Fund as a group owned less than 1% of the then outstanding shares of each class of shares of each Fund.

Control persons are presumed to control the Fund for purposes of voting on matters submitted to a vote of shareholders due to their beneficial ownership of 25% or more of the Fund’s outstanding voting securities. Unless otherwise noted, as of June 30, 2023, the only persons known by the Fund to own of record, or beneficially 25% or more of the outstanding shares of the Fund were as follows:

Name and Address	Outstanding Shares Held	Percentage of Class (%)

NexPoint Event Driven Fund – Class A
Morgan Stanley Smith Barney LLC	127,099	30.41%
For the Exclusive Benefit of Its Customers
1 New York Plaza, Floor 12
New York, NY 10004-1965

NexPoint Event Driven Fund – Class C
Wells Fargo Clearing Services LLC	49,404	32.49%
Special Custody Acct for the Exclusive Benefit of Customer
2801 Market Street
St. Louis, MO 63103-2523

NexPoint Event Driven Fund – Class Z
Highland Global Allocation Fund	706,236	52.24%
200 Crescent Ct Ste 700
Dallas, TX 75201-2116

NexPoint Merger Arbitrage Fund – Class A	—	—

NexPoint Merger Arbitrage Fund – Class C	664,117	40.73%
Pershing LLC
1 Pershing Plaza
Jersey City, NJ 07399

NexPoint Merger Arbitrage Fund – Class Z	15,473,046	31.99%
National Financial Services LLC
For Exclusive Benefit of Our Customers,
Attn: Mutual
Fund Dept., 4th Floor
499 Washington Blvd.
Jersey City, NJ 07310-1995

A person who beneficially owns, either directly or indirectly, more than 25% of the voting securities of a Fund or acknowledges the existence of such control may be presumed to control the Fund. A control person could potentially control the outcome of any proposal submitted to the shareholders for approval, including changes to a Fund’s fundamental policies or terms of the investment advisory agreement with the Adviser.

54	Annual Report

ADDITIONAL INFORMATION (unaudited) (continued)

June 30, 2023	NexPoint Funds I

Trustees and Officers

The Board is responsible for the overall management of the Fund, including supervision of the duties performed by the Investment Adviser. The names and birth dates of the Trustees and officers of the Fund, the year each was first elected or appointed to office, their principal business occupations during the last five years, the number of funds overseen by each Trustee and other directorships they hold are shown below. The business address for each Trustee and officer of the Fund is c/o NexPoint Asset Management, L.P., 300 Crescent Court, Suite 700, Dallas, TX 75201.

The “NexPoint Fund Complex,” as referred to herein consists of: each series of NexPoint Funds I (“NFI”), each series of NexPoint Funds II (“NFII”), Highland Global Allocation Fund (“GAF”), Highland Income Fund (“HFRO”), NexPoint Real Estate Strategies Fund (“NRESF”) and NexPoint Capital, Inc. (the “BDC”), a closed-end management investment company that has elected to be treated as a business development company under the 1940 Act.

Name and Date of Birth	Position(s) with the Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in the NexPoint Funds Complex Overseen by the Trustee	Other Directorships/ Trusteeships Held During the Past Five Years	Experience, Qualifications, Attributes, Skills for Board Membership

			Independent Trustees

Dr. Bob Froehlich (4/28/1953)	Trustee	Indefinite Term; Trustee since March 2016.	Retired.	8

Director of KC Concessions, Inc. (since January 2013); Trustee of Realty Capital Income Funds Trust (from January 2014 to December 2016); Director of American Sports Enterprise, Inc. (since January 2013); Chairman and owner, Kane County Cougars Baseball Club (since January 2013); Director of The Midwest League of Professional Baseball Clubs, Inc. (from January 2013 to December 2021); Director of Kane County Cougars Foundation, Inc. (since January 2013); Director of Galen Robotics, Inc. (since August 2016); Chairman and Director of FC Global Realty, Inc. (from May 2017 to June 2018); and Chairman; Director of First Capital Investment Corp. (from March 2017 to March 2018); Director and Special Advisor to Vault Data, LLC (since February 2018); and Director of American Association of Professional Baseball, Inc. (since February 2021).

						Significant experience in the financial industry; significant managerial and executive experience; significant experience on other boards of directors, including as a member of several audit committees.

Annual Report	55

ADDITIONAL INFORMATION (unaudited) (continued)

June 30, 2023	NexPoint Funds I

Trustees and Officers

Name and Date of Birth	Position(s) with the Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in the NexPoint Fund Complex Overseen by the Trustee	Other Directorships/ Trusteeships Held During the Past Five Years	Experience, Qualifications, Attributes, Skills for Board Membership

			Independent Trustees

Ethan Powell (6/20/1975)	Trustee; Chairman of the Board	Indefinite Term; Trustee since March 2016; Chairman of the Board since March 2016.	Principal and CIO of Brookmont Capital Management, LLC since May 2020; CEO, Chairman and Founder of Impact Shares LLC since December 2015; Trustee/ Director of the Fund Complex from June 2012 until July 2013 and since December 2013; and Director of Kelly Strategic Management since August 2021.	8	Trustee of Impact Shares Funds I Trust	Significant experience in the financial industry; significant executive experience including past service as an officer of funds in the Fund Complex; significant administrative and managerial experience.

Bryan A. Ward (2/4/1955)	Trustee	Indefinite Term; Trustee since March 2016.	Senior Advisor, CrossFirst Bank since April 2019; Private Investor, BW Consulting, LLC since 2014. Director of Equity Metrix, LLC.	8		Significant experience in the financial industry; significant executive experience including past service as an officer of funds in the Fund Complex; significant administrative and managerial experience.

Dorri McWhorter (6/30/1973)	Trustee	Trustee since May 2022; 3 year term (expiring at 2023 annual meeting).	President & CEO, YMCA of Metropolitan Chicago (2021-Present); Chief Executive Officer, YWCA Metropolitan Chicago (2013-2021).	8	Board Director of William Blair Funds (since 2019); Board Director of Skyway Concession Company, LLC (since 2018); Board Director of Illinois CPA Society (2017-2022); Board Director of Lifeway Foods, Inc. (since 2020); Board Director of Green Thumb Industries, Inc. since 2022); Member of Financial Accounting Standards Advisory Council (since 2021); Board Director of LanzaTech Global, Inc. (since 2023).	Significant managerial and executive experience, including experience as president and chief executive officer; significant background and experience in financial accounting; significant experience on other boards of directors, including for other registered investment companies.

56	Annual Report

ADDITIONAL INFORMATION (unaudited) (continued)

June 30, 2023	NexPoint Funds I

Trustees and Officers

Name and Date of Birth	Position(s) with the Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in the NexPoint Fund Complex Overseen by the Trustee	Other Directorships/ Trusteeships Held During the Past Five Years	Experience, Qualifications, Attributes, Skills for Board Membership

			Interested Trustee[2]

John Honis (6/16/1958)	Trustee	Indefinite Term; Trustee since March 2016.	President of Rand Advisors, LLC since August 2013.	8	Manager of Turtle Bay Resort, LLC (August 2011– December 2018)	Significant experience in the financial industry; significant managerial and executive experience, including experience as president, chief executive officer or chief restructuring officer of five telecommunication firms; experience on other boards of directors.

[1]

On an annual basis, as a matter of Board policy, the Governance and Compliance Committee reviews each Trustee’s performance and determines whether to extend each such Trustee’s service for another year. The Board adopted a retirement policy wherein the Governance and Compliance Committee shall not recommend the continued service as a Trustee of a Board member who is older than 80 years of age at the time the Governance and Compliance Committee reports its findings to the Board.

[2]

In light of certain relationships between Mr. Honis and historically affiliated entities of the Adviser, including Highland Capital Management, L.P. ("HCMLP"), arising out of HCMLP’s pending Chapter 11 proceedings, Mr. Honis is treated as an Interested Trustee of the Trust effective January 28, 2020.

Annual Report	57

ADDITIONAL INFORMATION (unaudited) (concluded)

June 30, 2023	NexPoint Funds I

Name and Date of Birth	Position(s) with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years

Officers

Dustin Norris (1/6/1984)	Executive Vice President	Indefinite Term; Executive Vice President since April 2019.	Head of Distribution and Chief Product Strategist at NexPoint since March 2019; President of NexPoint Securities, Inc. since April 2018; Head of Distribution at NAM from November 2017 until March 2019; Chief Product Strategist at NAM from September 2015 to March 2019; Director of Product Strategy at NAM from May 2014 to September 2015; Officer of the Fund Complex since November 2012.

Frank Waterhouse (4/14/1971)	Treasurer, Principal Accounting Officer, Principal Financial Officer and Principal Executive Officer	Indefinite Term; Treasurer since May 2015; Principal Accounting Officer since October 2017; Principal Executive Officer and Principal Financial Officer since April 2021.	Chief Financial Officer of Skyview Group since February 2021; Chief Financial Officer and Partner of HCMLP from December 2011 and March 2015, respectively, to February 2021; Treasurer of the Fund Complex since May 2015.

Will Mabry (7/2/1986)	Assistant Treasurer	Indefinite Term; Assistant Treasurer since April 2021.	Director, Fund Analysis of Skyview Group since February 2021. Prior to his current role at Skyview Group, Mr. Mabry served as Senior Manager — Fund Analysis, Manager — Fund Analysis, and Senior Fund Analyst for HCMLP.

Stephanie Vitiello (6/21/1983)	Secretary	Indefinite Term; Secretary since November 2021.	Chief Compliance Officer and Counsel of Skyview Group since February 2021. Prior to her current role at Skyview Group, Inc., Ms. Vitiello served as Managing Director — Distressed, Assistant General Counsel, Associate General Counsel and In-House Counsel for HCMLP.

58	Annual Report

IMPORTANT INFORMATION ABOUT THIS REPORT

Investment Adviser

NexPoint Asset Management, L.P.

300 Crescent Court, Suite 700

Dallas, TX 75201

Transfer Agent

DST Asset Manager Solutions, Inc.

430 W. 7th Street, Suite 219424

Kansas City, Missouri 64105-1407

Underwriter

NexPoint Securities, Inc.

2515 McKinney Avenue, Suite 1100

Dallas, TX 75201

Custodian

Bank of New York Mellon

240 Greenwich Street

New York, NY 10286

Independent Registered Public Accounting Firm

Cohen & Company, Ltd.

1350 Euclid Ave., Suite 800

Cleveland, OH 44115

Fund Counsel

K&L Gates LLP

1 Congress St., Suite 2900

Boston, MA 02114-2023

This report has been prepared for shareholders of NexPoint Event Driven Fund and NexPoint Merger Arbitrage Fund (collectively, the “Funds”). As of January 1, 2021, paper copies of the Funds’ shareholder reports will no longer be sent by mail. Instead, the reports will be made available on https://www.nexpointassetmgmt.com/resources/#forms. you will be notified and provided with a link each time a report is posted to the website. You may request to receive paper reports from the Funds or from your financial intermediary free of charge at any time. For additional information regarding how to access the Funds’ shareholder reports, or to request paper copies by mail, please call shareholder services at 1-877-665-1287.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to their portfolio securities, and the Funds’ proxy voting records for the most recent 12-month period ended June 30, are available (i) without charge, upon request, by calling 1-877-665-1287 and (ii) on the Securities and Exchange Commission’s website at https://www.sec.gov.

The Funds file their complete schedules of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-PORT within sixty days after the end of the period. The Funds’ Forms N-PORT are available on the Commission’s website at https://www.sec.gov and also may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may also obtain the Form N-PORT by visiting the Funds’ website at www.nexpointassetmgmt.com.

The Statements of Additional Information include additional information about the Funds’ Trustees and are available upon request without charge by calling 1-877-665-1287.

Annual Report	59

NexPoint Funds

c/o DST Asset Manager Solutions, Inc. 430

W 7th Street Suite 219424

Kansas City, MO 64105-1407

NexPoint Funds I	Annual Report, June 30, 2023

www.nexpointassetmgmt.com

Highland/iBoxx Senior Loan ETF

Annual Report

June 30, 2023

Highland/iBoxx Senior Loan ETF

Economic and market conditions change frequently.

There is no assurance that the trends described in this report will continue or commence.

Privacy Policy

We recognize and respect your privacy expectations, whether you are a visitor to our web site, a potential shareholder, a current shareholder or even a former shareholder.

Collection of Information. We may collect nonpublic personal information about you from the following sources:

•	Account applications and other forms, which may include your name, address and social security number, written and electronic correspondence and telephone contacts;
•	Web site information, including any information captured through the use of “cookies”; and
•	Account history, including information about the transactions and balances in your accounts with us or our affiliates.

Disclosure of Information. We may share the information we collect with our affiliates. We may also disclose this information as otherwise permitted by law. We do not sell your personal information to third parties for their independent use.

Confidentiality and Security of Information. We restrict access to nonpublic personal information about you to our employees and agents who need to know such information to provide products or services to you. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information, although you should be aware that data protection cannot be guaranteed.

A prospectus must precede or accompany this report. Please read the prospectus carefully before you invest.

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PORTFOLIO MANAGER COMMENTARY (unaudited)

June 30, 2023	Highland/iBoxx Senior Loan ETF

Highland/iBoxx Senior Loan ETF - Class A

All dividends and capital gains are reinvested. The index is unmanaged and does not take into account fees, expenses or other costs.

Returns shown in the chart and table do not reflect taxes that a shareholder would pay on Fund distributions or on the sale of the Fund shares.

The Fund is non-diversified and may invest a larger portion of its assets in the securities of fewer issuers than if the Fund were diversified. Senior loans are subject to risk of non-payment of scheduled interest and/or principal. Please refer to the financial statement’s Note 7, Disclosure of Significant Risks and Contingencies, for more information.

		Average Annual Total Returns

	1 Year	3 Year	5 Year	Since Inception*

Highland/iBoxx Senior Loan ETF	7.44%	1.98%	0.17%	1.59%

Markit iBoxx USD Liquid Leveraged Loan Index	11.32%	4.58%	2.80%	2.91%

*	Since November 6, 2012, returns have been annualized.

The performance data quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit our web site at www.highlandfunds.com.

The Fund’s Investment Adviser has voluntarily agreed to waive a portion of its advisory fee or reimburse expenses. Such waivers and reimbursements may be terminated at any time. The performance quoted would have been lower if these waivers had not been in effect.

The total gross operating expenses can be found in the Financial Highlights. The Fund’s Investment Adviser has contractually agreed to limit the total annual operating expenses (exclusive of taxes, brokerage commissions and other transaction costs, acquired fund fees and expenses and extraordinary expenses) of the Fund to 0.55% of average daily net assets of the Fund (the “Expense Cap”). The Expense Cap will continue through at least October 31, 2023, and may not be terminated prior to this date without the action or consent of the Fund’s Board of Trustees.

Annual Report	1

PORTFOLIO MANAGER COMMENTARY (unaudited)

June 30, 2023	Highland/iBoxx Senior Loan ETF

Portfolio Manager Commentary

The Highland/iBoxx Senior Loan ETF (the “Fund”) is a passively managed index fund that seeks to provide investment results that correspond (before fees and expenses) to the price and yield of the Markit iBoxx USD Liquid Leveraged Loan Index (the “Index”). For the year ended June 30, 2023, the Fund’s net asset value returned 7.44% and the market price returned 7.63%. Over the same time period, the Fund’s benchmark, the Index, returned 11.32%. As of June 30, 2023, the Fund was invested in 13 holdings, with a weighted average maturity of 4.37 years, a yield to maturity of 4.81% and a 30-day SEC Yield of 5.79%.

Manager’s Discussion

During the year ended June 30, 2023, the leveraged credit markets continued to outperform investment grade corporate bonds and Treasuries supported by the Federal Reserve’s (the “Fed”) interest rate hiking cycle. Compared to the 11.32% return for the Index during the reporting period, high yield bonds returned 8.86%, while investment grade corporate bonds and 10-year Treasuries returned -1.53% and -2.65%, respectively1. The second half of 2022 brought more volatility with most asset classes rallying into mid-August only to give most/all of it back by the end of the 3rd quarter. While headline inflation peaked in June, the Fed continued its epic rate hiking cycle despite many talking heads exclaiming a “Fed pivot” was coming. Risk markets settled down in the 4th quarter as inflation prints continued to show progress. The S&P 500 Index ended the calendar year 2022 at -19.9% and the Markit iBoxx USD Liquid Leveraged Loan Index -1.8%.

Right as we entered 2023, risk markets gave up not fighting the Fed, and decided higher rates no longer matter. Outside a volatile March which saw 2 of the largest bank failures outside the Great Financial Crisis of 2008, risk assets continued their ascent for the first 6 months as if we were in the summer of 2008. Medium-term treasury yields remained relatively stable, with the 10 year yield range bound between ~3.4%-4% pushing the 2 year and 10 year yield curve to its lowest level since the early 80s. Loan prices continued to outperform in credit gaining 6.17% during the first half of 2023, while high yield bonds (5.38% gain), investment grade corporate bonds (2.09% gain), treasuries (1.59% gain) underperformed, and the S&P 500 gained 16.88%.

Looking forward, we will be watching the labor market closely. The current “soft-landing” narrative in the market is eerily similar to the proclamations of a “soft-landing” just before prior recessions. We remain very cautious on risk assets heading into the 2nd half of 2023, as we believe the pass-through of Fed interest rate hikes has not been felt by the consumer and will be looking for deterioration in labor for signs of a weakening economy.

[1]	Bloomberg Fixed Income Indices.

The Markit iBoxx USD Liquid Leveraged Loan Index has been licensed for use by NexPoint Asset Management, L.P. The Highland iBoxx Senior Loan ETF is not sponsored, endorsed, issued, sold, or promoted by the Markit iBoxx USD Liquid Leveraged Loan Index, nor does this company make any representations regarding the advisability of investing in the Highland/iBoxx Senior Loan ETF.

This material represents an assessment of the market environment at a specific point in time and is not intended to be a forecast of future events, or a guarantee of future results. This information should not be relied upon by the reader as research or investment advice.

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted. For most recent performance figures, please call a representative at 1-855-799-4757 or visit our website at www.nexpointassetmgmt.com

2	Annual Report

FUND PROFILE (unaudited)

June 30, 2023	Highland/iBoxx Senior Loan ETF

Objective

Highland/iBoxx Senior Loan ETF seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of the Markit iBoxx USD Liquid Leveraged Loan Index.

Net Assets as of June 30, 2023

$26.3 million

Portfolio Data as of June 30, 2023

The information below provides a snapshot of the Highland/iBoxx Senior Loan ETF at the end of the reporting period.

Quality Breakdown as of June 30, 2023 (%)*

BBB-	19.6%
BB	33.4%
BB-	13.3%
B+	7.8%
B	25.1%
D	0.7%
Not Rated	0.1%

Top 5 Sectors as of 6/30/23 (%)*

Business Equipment and Services	15.1
Healthcare	14.9
Cable and Satellite Television	10.5
Air Transport	10.3
Retailers (Except Food and Drug)	10.0

Top 10 Holdings as of 6/30/23 (%)*

AAdvantage Loyality IP Ltd. (American Airlines, Inc.), Initial Term Loan, 1st Lien, 04/20/2028 CME Term SOFR + 4.750%	10.3
Prime Security Services Borrower, LLC, 2021 Refinancing Term B-1 Loan, 1st Lien, 09/23/2026 CME Term SOFR + 2.750%	10.0
Grifols Worldwide Operations Ltd., Dollar Tranche B Term Loan, 1st Lien, 11/15/2027 CME Term SOFR + 2.000%	10.0
Charter Communications Operating, LLC, Term B-2 Loan, 1st Lien, 02/01/2027 CME Term SOFR + 1.750%	10.0
Electron Bidco, Inc., Initial Term Loan, 1st Lien, 11/01/2028 CME Term SOFR + 3.000%	9.3
Parexel International Inc., Initial Term Loan, 1st Lien, 11/15/2028 CME Term SOFR + 3.250%	4.9
Open Text Corp., Term B Loan, 01/31/2030 CME Term SOFR + 3.500%	4.8
Gen Digital Inc., Initial Tranche B Term Loan, 1st Lien, 09/12/2029 CME Term SOFR + 2.000%	4.7
AssuredPartners, Inc., 2020 February Refinancing Term Loan, 1st Lien, 02/12/2027 CME Term SOFR + 3.500%	4.7
Medline Borrower, LP, Initial Dollar Term Loan, 1st Lien, 10/23/2028 CME Term SOFR + 3.250%	4.7

Annual Report	3

FUND PROFILE (unaudited)

June 30, 2023	Highland/iBoxx Senior Loan ETF

The Fund is non-diversified and may invest a larger portion of its assets in the securities of fewer issuers than if the Fund were diversified.

Please refer to the financial statement’s Note 7, Disclosure of Significant Risks and Contingencies, for more information.

*

Quality is calculated as a percentage of total senior loans. Sectors and holdings are calculated as a percentage of total net assets. The quality ratings reflected were issued by Standard & Poor’s, a nationally recognized statistical rating organization. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). Quality ratings reflect the credit quality of the underlying bonds in the Fund’s portfolio and not that of the Fund itself. Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Fund’s investment adviser incorporates into its credit analysis process, along with such other issuer-specific factors as cash flows, capital structure and leverage ratios, ability to de-leverage through free cash flow, quality of management, market positioning and access to capital, as well as such security-specific factors as the terms of the security (e.g., interest rate, and time to maturity) and the amount of any collateral. Quality Ratings and holdings are subject to change, and may have changed since December 31, 2022.

†	Excludes the Fund’s investment in a cash equivalent.

4	Annual Report

FINANCIAL STATEMENTS

June 30, 2023	Highland/iBoxx Senior Loan ETF

A guide to understanding the Fund’s financial statements

Investment Portfolio	The Investment Portfolio details the Fund’s holdings and their market value as of the last day of the reporting period. Portfolio holdings are organized by type of asset and industry to demonstrate areas of concentration and diversification.

Statement of Assets and Liabilities	This statement details the Fund’s assets, liabilities, net assets and share price for each share class as of the last day of the reporting period. Net assets are calculated by subtracting all of a Fund’s liabilities (including any unpaid expenses) from the total of the Fund’s investment and non-investment assets. The net asset value per share for each class is calculated by dividing net assets allocated to that share class by the number of shares outstanding in that class as of the last day of the reporting period.

Statement of Operations	This statement reports income earned by the Fund and the expenses incurred by the Fund during the reporting period. The Statement of Operations also shows any net gain or loss the Fund realized on the sales of its holdings during the period as well as any unrealized gains or losses recognized over the period. The total of these results represents the Fund’s net increase or decrease in net assets from operations.

Statements of Changes in Net Assets	This statement details how the Fund’s net assets were affected by its operating results, distributions to shareholders and shareholder transactions (e.g., creations, redemptions and distribution reinvestments) during the reporting period. The Statements of Changes in Net Assets also details changes in the number of shares outstanding.

Financial Highlights	The Financial Highlights demonstrate how the Fund’s net asset value per share was affected by the Fund’s operating results. The Financial Highlights also disclose the class’ performance and certain key ratios (e.g., net expenses and net investment income as a percentage of average net assets).

Notes to Financial Statements	These notes disclose the organizational background of the Fund, certain of their significant accounting policies (including those surrounding security valuation, income recognition and distributions to shareholders), federal tax information, fees and compensation paid to affiliates and significant risks and contingencies.

Annual Report	5

INVESTMENT PORTFOLIO

June 30, 2023	Highland/iBoxx Senior Loan ETF

Principal Amount ($)		Value ($)

US Senior Loans (a) — 75.0%

AIR TRANSPORT — 10.3%
2,650,000	AAdvantage Loyality IP Ltd. (American Airlines, Inc.), Initial Term Loan, 1st Lien, CME Term SOFR + 4.750%, 04/20/28	2,710,102

BUSINESS EQUIPMENT AND SERVICES — 15.1%
2,443,311	Electron Bidco, Inc., Initial Term Loan, 1st Lien, CME Term SOFR + 3.000%, 11/01/28	2,436,433
1,246,843	Medline Borrower, LP, Initial Dollar Term Loan, 1st Lien, CME Term SOFR + 3.250%, 10/23/28	1,233,982
299,250	TK Elevator Midco GmbH, Facility B1 (USD), 1st Lien, CME Term SOFR + 3.500%, 07/30/27	297,306

		3,967,721

CABLE AND SATELLITE TELEVISION — 10.5%
2,639,043	Charter Communications Operating, LLC, Term B-2 Loan, 1st Lien, CME Term SOFR + 1.750%, 02/01/27	2,626,388
439,835	Crown Finance U.S., Inc., Initial Dollar Tranche Term Loan, CME Term SOFR + 2.500%, 02/28/25 (b)	135,878
294,739	Diamond Sports Group, LLC, Term Loan, 3rd Lien, CME Term SOFR + 3.250%, 08/24/26 (b)	5,895

		2,768,161

ELECTRONICS/ELECTRICAL — 9.5%
1,246,485	Gen Digital Inc., Initial Tranche B Term Loan, 1st Lien, CME Term SOFR + 2.000%, 09/12/29	1,241,817
1,243,742	Open Text Corp., Term B Loan, CME Term SOFR + 3.500%, 01/31/30	1,250,748

		2,492,565

FINANCIAL INTERMEDIARIES — 4.7%
1,246,770	AssuredPartners, Inc., 2020 February Refinancing Term Loan, 1st Lien, CME Term SOFR + 3.500%, 02/12/27 (c)	1,238,847

HEALTHCARE — 14.9%
2,672,875	Grifols Worldwide Operations Ltd., Dollar Tranche B Term Loan, 1st Lien, CME Term SOFR + 2.000%, 11/15/27	2,634,453
1,296,717	Parexel International Inc., Initial Term Loan, 1st Lien, CME Term SOFR + 3.250%, 11/15/28	1,288,288

		3,922,741

Principal Amount ($)		Value ($)

RETAILERS (EXCEPT FOOD AND DRUG) — 10.0%
2,636,240	Prime Security Services Borrower, LLC, 2021 Refinancing Term B-1 Loan, 1st Lien, CME Term SOFR + 2.750%, 09/23/26	2,638,784

	Total US Senior Loans (Cost $20,103,490)	19,738,921

Cash Equivalent (d) — 28.3%
7,455,149	Dreyfus Treasury Obligations Cash Management, Institutional Shares, 5.000%	7,455,149

	Total Cash Equivalents (Cost $7,455,149)	7,455,149

Total Investments—103.3% (Cost $27,558,639)		27,194,070

Other Assets & Liabilities, Net—(3.3)%		(873,940)

Net Assets—100.0%		26,320,130

(a)

Senior loans (also called bank loans, leveraged loans, or floating rate loans) in which the Fund invests generally pay interest at rates which are periodically determined by reference to a base lending rate plus a spread (unless otherwise identified, all senior loans carry a variable rate of interest). These base lending rates are generally (i) the Prime Rate offered by one or more majorUnited States banks, (ii) the lending rate offered for overnight lending, using U.S. Treasuries as collateral, known as Secured Overnight Financing Rate (“SOFR”) or (iii) the Certificate of Deposit rate. As of June 30, 2023, the SOFR 1 Month and SOFR 3 Month rates were 5.14% and 5.27%, respectively. Senior loans, while exempt from registration under the Securities Act of 1933, as amended (the “ 1933 Act”), contain certain restrictions on resale and cannot be sold publicly. Senior secured floating rate loans often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturity shown.

(b)	The issuer is, or is in danger of being, in default of its payment obligation. Full income is not being accrued, although adequate protection payments are being made in certain cases.
(c)	All or a portion of this position has not settled. Full contract rates do not take effect until settlement date.
(d)	The rate reported is the 7-day effective yield as of June 30, 2023.

LLC — Limited Liability Company

L.P. — Limited Partnership

Ltd. — Limited

SOFR — Secured Overnight Financing Rate

USD — U.S. Dollar

6	See accompanying Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

As of June 30, 2023	Highland/iBoxx Senior Loan ETF

($)
Assets:
Total Investments, at value (cost $20,103,490)	19,738,921
Cash Equivalent (cost $7,455,149)	7,455,149
Cash	32,381
Receivable for:
Investments sold	2,017,191
Dividends and interest	137,264

Total assets	29,380,906

Liabilities:
Due to custodian	486,929

Payable for:
Investments purchased	2,478,125
Administration fees (Note 4)	15,220
Investment advisory fees (Note 4)	7,782
Legal fees	4,478
Trustees’ fees (Note 4)	394
Accrued expenses and other liabilities	67,848

Total liabilities	3,060,776

Net Assets	26,320,130

Net Assets consist of:
Paid-in capital	85,488,852
Total accumulated loss	(59,168,722)

Net Assets	26,320,130

Shares outstanding (unlimited authorization — no par value)	1,800,000
Net asset value, per share (Net assets/shares outstanding)	14.62

See accompanying Notes to Financial Statements.	7

STATEMENT OF OPERATIONS

For the year ended June 30, 2023	Highland/iBoxx Senior Loan ETF

($)
Investment Income:
Interest income	2,258,474

Total investment income	2,258,474

Expenses:
Investment advisory fees (Note 4)	131,659
Administration fees (Note 4)	41,854
Trustees’ fees (Note 4)	9,655
Audit fees	57,750
Legal fees	35,000
Pricing fees	20,965
Custodian fees	17,732
Registration fees	13,785
Licensing fees	6,903
Insurance expense	6,896
Professional fees	6,000
Other	35,910

Total operating expenses	384,109

Fees and expenses waived by Investment Adviser (Note 4)	(227,045)

Net operating expenses	157,064

Net investment income	2,101,410

Net Realized and Unrealized Gain (Loss) on Investments
Net realized loss on investments	(2,145,701)
Net change in unrealized appreciation (depreciation) on investments	2,220,850

Net realized and unrealized gain on investments	75,149

Net increase in net assets resulting from operations	2,176,559

8	See accompanying Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

Highland/iBoxx Senior Loan ETF

	Year Ended June 30, 2023 ($)	Year Ended June 30, 2022 ($)
Increase (Decrease) In Net Assets:

Operations:
Net investment income	2,101,410	1,106,815
Net realized loss on investments	(2,145,701)	(476,200)
Net change in unrealized appreciation (depreciation) on investments	2,220,850	(2,858,784)

Net increase (decrease) in net assets resulting from operations	2,176,559	(2,228,169)

Distributions	(2,101,410)	(1,282,174)
Return of capital	(60,985)	(10,748)

Total distributions	(2,162,395)	(1,292,922)

Share Transactions
Creations	26,591,706	35,681,184
Redemptions	(34,058,196)	(41,987,938)

Net decrease from share transactions	(7,466,490)	(6,306,754)

Total decrease in net assets	(7,452,326)	(9,827,845)

Net Assets:
Beginning of year	33,772,456	43,600,301

End of year	26,320,130	33,772,456

Changes In Shares
Creations	1,800,000	2,300,000
Redemptions	(2,300,000)	(2,700,000)

Net decrease	(500,000)	(400,000)

Amounts designated as “—“ are $0.

See accompanying Notes to Financial Statements.	9

FINANCIAL HIGHLIGHTS

Highland/iBoxx Senior Loan ETF

Selected data for a share outstanding throughout each year is as follows:

	For the Years Ended June 30,
	2023	2022		2021	2020	2019

Net Asset Value, Beginning of Year	$14.68	$16.15		$15.72	$17.55	$18.10

Income from Investment Operations:

Net investment income(a)	1.06	0.43		0.43	0.71	0.89

Net realized and unrealized gain (loss)	— (b)	(1.38)		0.36	(1.85)	(0.55)

Total from investment operations	1.06	(0.95)		0.79	(1.14)	0.34

Less Distributions Declared to Shareholders:

From net investment income	(1.09)	(0.52)		(0.36)	(0.67)	(0.89)

From return of capital	(0.03)	(0.00	)(b)	—	(0.02)	—

Total distributions declared to shareholders	(1.12)	(0.52)		(0.36)	(0.69)	(0.89)

Net Asset Value, End of Year	$14.62	$14.68		$16.15	$15.72	$17.55

Market Price, end of year	$14.66	$14.72		$16.14	$15.75	$17.54

Total return(c)	7.44%	(6.07)%		5.08%	(6.69)%	1.94%

Ratios to Average Net Assets/Supplemental Data:

Net assets, end of year (000s)	$26,320	$33,772		$43,600	$77,008	$263,266

Gross operating expenses(d)	1.31%	0.76%		1.36%	1.12%	0.82%

Net investment income	7.18%	2.73%		2.68%	4.13%	4.98%

Portfolio turnover rate	123%	157%		215%	344%	186%

(a)	Per share data was calculated using average shares outstanding for the period.
(b)	Amount represents less than $0.005 per share.
(c)

Total return is at net asset value assuming all distributions are reinvested. For periods with waivers/reimbursements, had the Fund’s Investment Adviser not waived or reimbursed a portion of expenses, total return would have been reduced.

(d)	Supplemental expense ratios are shown below.

	For the Years Ended June 30,
	2023	2022	2021	2020	2019

Net operating expenses (net of waiver/reimbursement, if applicable, but gross of all other operating expenses)	0.55%	0.56%	0.66%	0.75%	0.61%

Excluded from Expense Cap: Expedited settlement facility fees	—%	0.01%	0.11%	0.19%	0.06%

Amounts designated as “—“ are $0.

10	See accompanying Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

June 30, 2023	Highland/iBoxx Senior Loan ETF

Note 1. Organization

NexPoint Funds I (the “Trust”) was organized as a Delaware statutory trust on February 28, 2006. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company with three portfolios that are currently being offered, each of which is non-diversified. The financial statements herein are those of the Highland/iBoxx Senior Loan ETF (the “Fund”). The Fund is a non-diversified exchange-traded fund (“ETF”). The financial statements of the remaining funds of the Trust are presented separately.

On September 15, 2022, the Board of Trustees (the “Board”) of Highland Funds I approved a change of the Trust’s name from Highland Funds I to the NexPoint Funds I.

Effective September 23, 2022, the investment adviser changed its name from Highland Capital Management Fund Advisors, L.P. to NexPoint Asset Management, L.P. (“NAM” or the “Investment Adviser”).

On June 2, 2023, the Board of Trustees (the “Board”) of the Trust unanimously approved an Agreement and Plan of Reorganization (the “Plan”) for the reorganization of the Fund into BondBloxx USD High Yield Bond Sector Rotation ETF (the “Acquiring Fund”), a series of BondBloxx ETF Trust. Under the Plan, the Fund would be reorganized into the Acquiring Fund if approved by shareholders. Based on the information requested by the Board and provided to it by the Investment Adviser, the Board, including a majority of the Trustees who are not “interested persons” of the Trust, unanimously concluded that participation by the Fund in the Reorganization is in the best interests of the Fund and its shareholders.

Investment Objective

The investment objective of the Fund is to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of the Markit iBoxx USD Liquid Leveraged Loan Index (the “Underlying Index”).

Fund Shares

Shares of the Fund are listed and traded on National Association of Securities Dealers Automated Quotation System (“NASDAQ”), Inc. Market prices for the shares of the Fund may be different from their net asset value (“NAV”). The Fund issues and redeems shares on a Highland/iBoxx Senior Loan ETF continuous basis at NAV only to authorized participants who have entered into agreements with the Fund’s distributor (“Authorized Participants”) in exchange for the deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as Creation Units, each of which comprises 100,000 shares for the Fund. Once created, shares will trade in a secondary market at market prices that change throughout the day in amounts less than a Creation Unit.

Creation Units

Except when aggregated in Creation Units, shares are not redeemable securities of the Fund. Creation Units of the Fund may only be purchased or redeemed directly from the Fund by Authorized Participants. An Authorized Participant is either (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation or (ii) a Depository Trust Company (“DTC”) participant and, in each case, must have executed an Authorized Participant Agreement with the Fund’s distributor. Most retail investors will not qualify as Authorized Participants or have the resources to buy and sell whole Creation Units. Therefore, they will be unable to purchase or redeem the shares directly from the Fund. Rather, most retail investors will purchase shares in the secondary market with the assistance of a broker and will be subject to customary brokerage commissions or fees.

Note 2. Significant Accounting Policies

The following summarizes the significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Use of Estimates

The Fund is an investment company that follows the investment company accounting and reporting guidance of Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 Financial Services — Investment Companies applicable to investment companies. The Fund’s financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”), which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ materially.

Valuation of Investments

Pursuant to Rule 2a-5 under the 1940 Act, the Board has designated NAM as the Fund’s valuation designee to perform the fair valuation determination for securities and other assets held by the Fund. NAM, acting through its “Valuation Committee,” is responsible for determining the fair value of investments for which market quotations are not readily available. The Valuation Committee is comprised of officers of NAM and certain of NexPoint’s affiliated companies and determines fair value and oversees the calculation of the NAV. The Valuation Committee is subject to Board oversight and certain reporting and other requirements intended to

Annual Report	11

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2023	Highland/iBoxx Senior Loan ETF

provide the Board the information it needs to oversee NAM’s fair value determinations.

In computing the Fund’s net assets attributable to shares, securities with readily available market quotations on the New York Stock Exchange, NASDAQ or other nationally recognized exchange use the closing quotations on the respective exchange for valuation of those securities. Securities for which there are no readily available market quotations will be valued pursuant to policies and procedures adopted by NAM and approved by the Fund’s Board. Typically, such securities will be valued at the mean between the most recently quoted bid and ask prices provided by the principal market makers. If there is more than one such principal market maker, the value shall be the average of such means. Securities without a sale price or quotations from principal market makers on the valuation day may be priced by an independent pricing service. Investments in mutual funds are valued at their respective net asset values as determined by those mutual funds each business day. Generally, the Fund’s loan and bond positions are not traded on exchanges and consequently are valued based on a mean of the bid and ask price from the third-party pricing services or broker-dealer sources that NAM has determined to have the capability to provide appropriate pricing services.

Securities for which market quotations are not readily available and for which the Fund has determined the price received from a pricing service or broker-dealer is “stale” or otherwise does not represent fair value (such as when events materially affecting the value of securities occur between the time when market price is determined and calculation of the Fund’s NAV), will be valued by the Fund at fair value, as determined by the Valuation Committee in good faith in accordance with policies and procedures established by NAM and approved by the Board, taking into account factors reasonably determined to be relevant, including, among other things: (i) the fundamental analytical data relating to the investment; (ii) the nature and duration of restrictions on disposition of the securities; and (iii) an evaluation of the forces that influence the market in which these securities are purchased and sold. In these cases, the Fund’s NAV will reflect the affected portfolio securities’ fair value as determined in the judgment of the Valuation Committee instead of being determined by the market. Determination of fair value is uncertain because it involves subjective judgments and estimates.

There can be no assurance that the Fund’s valuation of a security will not differ from the amount that it realizes upon the sale of such security. Those differences could have a material impact on the Fund.

The NAV shown in the Fund’s financial statements may vary from the NAV published by the Fund as of the end of the reporting period because portfolio securities transactions are accounted for on the trade date (rather than the day following the trade date) for financial statement purposes.

Fair Value Measurements

The Fund has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determination. The levels of fair value inputs used to measure the Fund’s investments are characterized into a fair value hierarchy. Where inputs for an asset or liability fall into more than one level in the fair value hierarchy, the investment is classified in its entirety based on the lowest level input that is significant to that investment’s valuation. The three levels of the fair value hierarchy are described below:

Level 1 —	Quoted unadjusted prices for identical instruments in active markets to which the Fund has access at the date of measurement;

Level 2 —

Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active, but are valued based on executed trades; broker quotations that constitute an executable price; and alternative pricing sources supported by observable inputs are classified within Level 2. Level 2 inputs are either directly or indirectly observable for the asset in connection with market data at the measurement date; and

Level 3 —

Model derived valuations in which one or more significant inputs or significant value drivers are unobservable. In certain cases, investments classified within Level 3 may include securities for which the Fund has obtained indicative quotes from broker-dealers that do not necessarily represent prices the broker may be willing to trade on, as such quotes can be subject to material management judgment. Unobservable inputs are those inputs that reflect the Fund’s own assumptions that market participants would use to price the asset or liability based on the best available information.

The Investment Adviser has established policies and procedures, as described above and approved by the Board, to ensure that valuation methodologies for investments and financial instruments that are categorized within all levels of the fair value hierarchy are fair and consistent. A Pricing Committee has been established to provide oversight of the valuation policies, processes and procedures, and is comprised of personnel from the Investment Adviser and its

12	Annual Report

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2023	Highland/iBoxx Senior Loan ETF

affiliates. The Pricing Committee meets monthly to review the proposed valuations for investments and financial instruments and is responsible for evaluating the overall fairness and consistent application of established policies.

As of June 30, 2023, the Fund’s investments consisted mainly of senior loans. The fair value of the Fund’s loans is generally based on quotes received from brokers or independent pricing services. Loans with quotes that are based on actual trades with a sufficient level of activity on or near the measurement date are classified as Level 2 assets. Loans that are priced using quotes derived from implied values, indicative bids, or a limited number of actual trades are classified as Level 3 assets because the inputs used by the brokers and pricing services to derive the values are not readily observable.

At the end of each calendar quarter, management evaluates the Level 2 and 3 assets and liabilities for changes in liquidity,

including but not limited to: whether a broker is willing to execute at the quoted price, the depth and consistency of prices from third party services, and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the Level 1 and 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Fund may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise be less liquid than publicly traded securities.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. A summary of the levels of inputs used to value the Fund’s assets as of June 30, 2023 is as follows:

	Total Fair Value at 06/30/23	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Highland/iBoxx Senior Loan ETF
Assets
US Senior Loans*	$19,738,921	$—	$19,738,921	$—
Cash Equivalent*	7,455,149	7,455,149	—	—

Total	$27,194,070	$7,455,149	$19,738,921	$—

*	Please refer to the Investment Portfolio for industry/country breakout.

Amounts designated as “—“ are $0.

For the year ended June 30, 2023, there were no transfers in or out of Level 3.

Security Transactions

Security transactions are accounted for on the trade date. Realized gains (losses) on investments sold are recorded on the basis of the specific identification method for both financial statement and U.S. federal income tax purposes taking into account any foreign taxes withheld.

Cash and Cash Equivalents

The Fund considers liquid assets deposited with a bank, and certain short term debt instruments with original maturities of 3 months or less to be cash equivalents. The Fund also considers money market instruments that invest in cash equivalents to be cash equivalents. These investments represent amounts held with financial institutions that are readily accessible to pay Fund expenses or purchase investments. Cash and cash equivalents are valued at cost plus accrued interest, which approximates fair value. The value of cash equivalents denominated in foreign currencies is determined by converting to U.S. dollars on the date of the Statement of Assets and Liabilities. These balances may exceed the federally insured limits under the Federal Deposit Insurance Corporation (“FDIC”).

Foreign Currency

Accounting records of the Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rates using the current 4:00 PM London Time Spot Rate. Fluctuations in the value of the foreign currencies and other assets and liabilities resulting from changes in exchange rates, between trade and settlement dates on securities transactions and

Annual Report	13

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2023	Highland/iBoxx Senior Loan ETF

between the accrual and payment dates on dividends, interest income and foreign withholding taxes, are recorded as unrealized foreign currency gains (losses). Realized gains (losses) and unrealized appreciation (depreciation) on investment securities and income and expenses are translated on the respective dates of such transactions.

Income Recognition

Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums using the effective interest method.

U.S. Federal Income Tax Status

The Fund intends to continue to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended, and will distribute substantially all of its taxable income and gains, if any, for the tax year, and as such will not be subject to U.S. federal income taxes. In addition, the Fund intends to distribute, in each calendar year, all of its net investment income, capital gains and certain other amounts, if any, such that it should not be subject to U.S. federal excise tax. Therefore, no U.S. federal income or excise tax provisions are recorded.

As of, and during the year ended June 30, 2023, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year ended, the Fund did not incur any tax-related interest or penalties.

Investment Adviser has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (current and prior tax year), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Distributions to Shareholders

The Fund intends to pay distributions from net investment income, if any, on a monthly basis. The Fund intends to pay net realized capital gains, if any, on an annual basis.

Note 3. U.S. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period.

Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations. There were no reclassifications during the period.

The tax character of distributions paid during the prior two fiscal years ended June 30, was as follows:

	Distributions paid from:
	Ordinary Income*	Long-Term Capital Gains	Return of Capital
Highland/iBoxx Senior Loan ETF
2023	$2,101,410	$—	$60,985
2022	1,282,174	—	10,748

*	For tax purposes, short-term capital gains distributions, if any, are considered ordinary income distributions.

Amounts designated as “—“ are $0.

As of June 30, 2023, the Fund’s most recent tax year end, the components of distributable earnings on a tax basis were as follows:

	Capital Loss Carryforward	Net Unrealized Appreciation/ (Depreciation)	Undistributed Ordinary Income	Other Temporary Differences
Highland/iBoxx
Senior Loan
ETF	$(58,759,668)	$(409,054)	$—	$—

At June 30, 2023, the Fund had capital loss carryover as indicated below. The capital loss carryover is available to offset future realized capital gain.

	Short-Term Loss	Long-Term Loss	Total
Highland/iBoxx Senior Loan ETF	$31,694,467	$27,065,201	$58,759,668

For federal income tax purposes, the cost of securities owned at June 30, 2023, and the net realized gains or losses on securities sold for the period, were different from amounts reported for financial reporting purposes, primarily due to wash sales which cannot be used for federal income tax purposes in the current period and have been deferred for use in future periods.

14	Annual Report

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2023	Highland/iBoxx Senior Loan ETF

Unrealized appreciation and depreciation at June 30, 2023, based on cost of investments, excluding cash equivalents, for U.S. federal income tax purposes was:

	Gross Appreciation	Gross Depreciation	Net Appreciation/ (Depreciation)	Cost
Highland/iBoxx Senior Loan ETF	$177,505	$(586,559)	$(409,054)	$20,147,975

Note 4. Advisory, Administration, Service and Distribution, Trustee, and Other Fees

Investment Advisory Fees

The Investment Adviser receives from the Fund monthly investment advisory fees, computed and accrued daily based on the Average Daily Managed Assets of the Fund, at the annual rate of 0.45%.

“Average Daily Managed Assets” of a Fund means the average daily value of the total assets of the Fund less all accrued liabilities of the Fund (other than the aggregate amount of any outstanding borrowings constituting financial leverage).

Administration Fees

SEI Investments Global Funds Services (the “Administrator”) serves as the Fund’s Administrator pursuant to an Administration Agreement. For its services under the Administration Agreement, the Administrator receives a monthly administration fee from the Fund, calculated and assessed in arrears based on the aggregate net assets of the Fund, subject to an annual minimum fee. For the year ended June 30, 2023, the Fund paid $41,854 for these services.

Service and Distribution Fees

SEI Investments Distribution Co. (the “Distributor”) serves as the Fund’s underwriter and distributor of shares pursuant to a Distribution Agreement. Under the Distribution Agreement, the Distributor, as agent, receives orders to create and redeem shares in Creation Unit Aggregations and transmits such orders to the Fund’s custodian and transfer agent. The Distributor has no obligation to sell any specific quantity of Fund shares. The Distributor bears the following costs and expenses relating to the distribution of shares: (i) the costs of processing and maintaining records of creations of Creation Units; (ii) all cost of maintaining the records required of a registered broker/dealer; (iii) the expenses of maintaining its registration or qualification as a dealer or broker under Federal or state laws; (iv) filing fees; and (v) all other expenses incurred in connection with the distribution services as contemplated in the Distribution Agreement. The Distributor does not maintain any secondary market in Fund shares.

Expense Limits and Fee Reimbursements

The Investment Adviser has contractually agreed to limit the total annual operating expenses (exclusive of taxes, brokerage commissions and other, transaction costs, acquired fund fees and expenses, dividend expense and extraordinary expenses (collectively, the “Excluded Expenses”)) of the Fund to 0.55% of average daily net assets of the Fund (the “Expense Cap”). The Expense Cap will continue through at least October 31, 2023, and may not be terminated prior to this date without the action or consent of the Board. Under the Expense Cap, the Investment Adviser may recoup waived and/or reimbursed amounts with respect to the Fund within thirty-six months of the date such amounts were waived or reimbursed, provided the Fund’s total annual operating expenses, including such recoupment, do not exceed the Expense Cap in effect at the time of such waiver/reimbursement.

As of June 30, 2023, pursuant to the above, fees previously waived and reimbursed by the Investment Adviser that may be subject to possible future reimbursement to the Investment Adviser were as follows:

	Expiring Fiscal Years Ended December 31
	2024	2025	2026
Highland/iBoxx Senior Loan ETF	$428,153	$81,155	$227,045

During the year ended June 30, 2023, $713,412 of fees previously waived and or reimbursed by the Investment Adviser that were eligible for recoupment expired.

Fees Paid to Officers and Trustees

Each Trustee who oversees all of the funds in the NexPoint Fund Complex receives an annual retainer of $150,000 payable in quarterly installments and allocated among each portfolio in the NexPoint Fund Complex based on relative net assets. The annual retainer for a Trustee who does not oversee all of the funds in the NexPoint Fund Complex is prorated based on the portion of the $150,000 annual retainer allocable to the funds overseen by such Trustee. The Chairman of the Audit Committee and the Chairman of the Board each receive an additional annual payment of $10,000 payable in quarterly installments and allocated among each portfolio in the NexPoint Fund Complex based on relative net assets. Trustees are reimbursed for actual out-of-pocket expenses relating to attendance at meetings. The “NexPoint Fund Complex” consists of all of the registered investment companies advised by the Investment Adviser or its affiliated advisers as of the date of this report and NexPoint Capital, Inc., a closed-end management investment company that has elected to be treated as a business development company under the 1940 Act, which are each advised by the Investment Adviser or its affiliated advisers.

Annual Report	15

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2023	Highland/iBoxx Senior Loan ETF

The Fund pays no compensation to its officers.

The Trustees do not receive any separate compensation in connection with service on Committees or for attending Board or Committee Meetings. The Trustees do not have any pension or retirement plan.

Other Matters

NexPoint has entered into a Services Agreement (the “Services Agreement”) with Skyview Group (“Skyview”), effective February 25, 2021, pursuant to which NexPoint will receive administrative and operational support services to enable it to provide the required advisory services to the Fund. The Investment Adviser, and not the Fund, compensates all Investment Adviser and Skyview personnel who provide services to the Fund.

Effective July 12, 2022, certain Skyview personnel became dual-employees of NexPoint Services, Inc., a wholly-owned subsidiary of the Investment Adviser. The same services are being performed by the dual-employees. The Investment Adviser, and not the Fund, will compensate all Investment Adviser, Skyview, and dual-employee personnel who provide services to the Fund.

Expedited Settlement Agreements

On June 15, 2017 and May 14, 2019, the Fund entered into Expedited Settlement Agreements with two major dealers in the floating rate loan market, pursuant to which the Fund has the right to designate certain loans it sells to the dealer to settle on or prior to three days from the trade date in exchange for a quarterly fee (the “Expedited Settlement Agreements”). The Expedited Settlement Agreements are designed to reduce settlement times from the standard seven days to three days for eligible loans. For the year ended June 30, 2023, the Fund did not use the Expedited Settlement Agreements.

While the Expedited Settlement Agreements are intended to provide the Fund with additional liquidity with respect to such loans, and may not represent the exclusive method of expedited settlement of such loans, no assurance can be given that the Expedited Settlement Agreements or other methods for expediting settlements will provide the Fund with sufficient liquidity in the event of abnormally large redemptions.

Note 5. Portfolio Information

For the year ended June 30, 2023, the cost of purchases and the proceeds from sales of the Fund’s portfolio securities amounted to the following:

	U.S. Government Securities*		Other Securities
	Purchases	Sales	Purchases	Sales
Highland/iBoxx Senior Loan ETF +	$—	$—	$36,111,007	$47,123,970

*	The Fund did not have any purchases or sales of U.S. Government Securities for the year ended June 30, 2023.
+	The Fund did not have any in-kind creations/redemptions for the year ended June 30, 2023.

Amounts designated as “—“ are $0.

Note 6. Indemnification

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may rise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

Note 7. Disclosure of Significant Risks and Contingencies

The Fund’s investments expose the Fund to various risks, certain of which are discussed below. Please refer to the Fund’s prospectus and statement of additional information for a full listing of risks associated with the Fund’s investments.

Asset Class Risk

Securities in the Underlying Index or in the Fund’s portfolio may underperform in comparison to the general securities markets or other asset classes.

Cash Transaction Risk

Unlike most exchange-traded funds (“ETFs”), the Fund currently intends to effect creations and redemptions principally for cash, rather than principally for in-kind securities, because of the nature of the Fund’s investments. As a result, investments in Fund shares may be less tax-efficient than investments in conventional ETFs. Paying redemption proceeds in cash rather than through in-kind delivery of portfolio securities may require the Fund to dispose of or sell portfolio investments to obtain the cash needed to distribute redemption proceeds at an inopportune time. This may cause the Fund to recognize gains or losses that it might not have incurred if it had made a redemption in-kind.

16	Annual Report

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2023	Highland/iBoxx Senior Loan ETF

Commodities Risk

Commodities markets historically have been extremely volatile, and the performance of securities and other instruments that provide exposure to those markets therefore also may be highly volatile. The commodities markets may fluctuate widely based on a variety of factors. These include changes in overall market movements, domestic and foreign political and economic events and policies, war, acts of terrorism, changes in domestic or foreign interest rates and/or investor expectations concerning interest rates, domestic and foreign inflation rates and/or investor expectations concerning inflation rates and investment and trading activities of mutual funds, hedge funds and commodities funds. Commodity linked derivative instruments have a high degree of price variability and are subject to rapid and substantial price changes. Commodity-linked derivative instruments may employ leverage, which creates the possibility for losses greater than the amount invested.

Counterparty Risk

A counterparty (the other party to a transaction or an agreement or the party with whom the Fund executes transactions) to a transaction with the Fund may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise honor its obligations.

Covenant-Lite Loans Risk

Loans in which the Fund invests include covenant-lite loans, which carry more risk to the lender than traditional loans as they may contain fewer or less restrictive covenants on the borrower than traditionally included in loan documentation or may contain other borrower-friendly characteristics. The Fund may experience relatively greater difficulty or delays in enforcing its rights on its holdings of certain covenant-lite loans and debt securities than its holdings of loans or securities with the usual covenants.

Credit Risk

The issuers of certain securities or the counterparties of a derivatives contract or repurchase contract might be unable or unwilling (or perceived as being unable or unwilling) to make interest and/or principal payments when due, or to otherwise honor its obligations. Debt securities are subject to the risk of non-payment of scheduled interest and/or principal. Non-payment would result in a reduction of income to the Fund, a reduction in the value of the obligation experiencing non-payment and a potential decrease in the Fund’s net asset value and the market price of the Fund’s shares.

Debt Securities and Leveraged Loans Risk

The value of debt securities typically changes in response to various factors, including, by way of example, market-related factors (such as changes in interest rates or changes in the risk appetite of investors generally) and changes in the actual or perceived ability of the issuer (or of issuers generally) to meet its (or their) obligations. During periods of rising interest rates, debt securities generally decline in value. Conversely, during periods of falling interest rates, debt securities generally rise in value. This kind of market risk is generally greater for funds investing in debt securities with longer maturities. In addition, the interest rates of floating rate loans typically only adjust to changes in short-term interest rates; long-term interest rates can vary dramatically from short-term interest rates. Leveraged Loans are subject to the same risks typically associated with debt securities. In addition, Leveraged Loans, which typically hold a senior position in the capital structure of a borrower, are subject to the risk that a court could subordinate such loans to presently existing or future indebtedness or take other action detrimental to the holders of Leveraged Loans. Leveraged Loans are also especially subject to the risk that the value of the collateral, if any, securing a loan may decline, be insufficient to meet the obligations of the borrower or be difficult to liquidate.

Because loans are not ordinarily registered with the SEC or any state securities commission or listed on any securities exchange, there is usually less publicly available information about such instruments. In addition, loans may not be considered “securities” for purposes of the anti-fraud protections of the federal securities laws and, as a result, as a purchaser of these instruments, the Fund may not be entitled to the anti-fraud protections of the federal securities laws. In the course of investing in such instruments, the Fund may come into possession of material nonpublic information and, because of prohibitions on trading in securities of issuers while in possession of such information, it may be unable to enter into a transaction in a publicly-traded security of that issuer when it would otherwise be advantageous for us to do so. Alternatively, the Fund may choose not to receive material nonpublic information about an issuer of such loans, with the result that it may have less information about such issuers than other investors who transact in such assets.

Derivatives Risk

Derivatives Risk is a combination of several risks, including the risks that: (1) an investment in a derivative instrument may not correlate well with the performance of the securities or asset class to which the Fund seeks exposure, (2) derivative contracts, including options, may expire worthless and the use of derivatives may result in losses to the Fund, (3) a derivative instrument entailing leverage may result in a loss greater than the principal amount invested, (4) derivatives not traded on an exchange may be subject to

Annual Report	17

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2023	Highland/iBoxx Senior Loan ETF

credit risk, for example, if the counterparty does not meet its obligations (see also “Counterparty Risk”), and (5) derivatives not traded on an exchange may be subject to liquidity risk and the related risk that the instrument is difficult or impossible to value accurately. In addition, changes in laws or regulations may increase the costs of using derivatives, may limit the availability of some forms of derivatives or the Fund’s ability to use derivatives, and may adversely affect the performance of some derivative instruments used by the Fund as well as the Fund’s ability to pursue its investment objective through the use of such instruments. Effective August 19, 2022 (the “Compliance Date”), Rule 18f-4 under the 1940 Act (the “Derivatives Rule”) replaced the asset segregation regime of Investment Company Act Release No. 10666 (Release 10666) with a new framework for the use of derivatives by registered funds. As of the Compliance Date, the SEC rescinded Release 10666 and withdrew no-action letters and similar guidance addressing a fund’s use of derivatives and began requiring funds to satisfy the requirements of the Derivatives Rule. As a result, on or after the Compliance Date, the Fund will no longer engage in “segregation” or “coverage” techniques with respect to derivatives transactions and will instead comply with the applicable requirements of the Derivatives Rule.

The Derivatives Rule mandates that a fund adopt and/or implement: (i) value-at-risk limitations (VaR); (ii) a written derivatives risk management program; (iii) new Board oversight responsibilities; and (iv) new reporting and recordkeeping requirements. In the event that a fund’s derivative exposure is 10% or less of its net assets, excluding certain currency and interest rate hedging transactions, it can elect to be classified as a limited derivatives user (Limited Derivatives User) under the Derivatives Rule, in which case the fund is not subject to the full requirements of the Derivatives Rule. Limited Derivatives Users are excepted from VaR testing, implementing a derivatives risk management program, and certain Board oversight and reporting requirements mandated by the Derivatives Rule. However, a Limited Derivatives User is still required to implement written compliance policies and procedures reasonably designed to manage its derivatives risks.

Emerging Markets Risk

The risk of investing in securities of issuers tied economically to emerging markets, which entails all of the risks of investing in securities of non-U.S. issuers detailed below under “Foreign Securities Risk” to a heightened degree. These heightened risks include:

(i) greater risks of expropriation, confiscatory taxation, nationalization, and less social, political and economic stability; (ii) the smaller size of the markets for such securities and a lower volume of trading, resulting in lack of liquidity and in price volatility; (iii) greater fluctuations in currency exchange rates; and (iv) certain national policies that may restrict the Fund’s investment opportunities, including restrictions on investing in issuers or industries deemed sensitive to relevant national interests.

Exchange-Traded Funds Risk

The price movement of an exchange-traded fund may not exactly track the underlying index and may result in a loss. In addition, shareholders bear both their proportionate share of the Fund’s expenses and indirectly bear similar expenses of the underlying investment company when the Fund invests in shares of another investment company.

Fixed Income Market Risk

Fixed income markets may, in response to governmental intervention, economic or market developments (including potentially a reduction in the number of broker-dealers willing to engage in market-making activity), or other factors, experience periods of increased volatility and reduced liquidity. During those periods, the Fund may experience increased levels of shareholder redemptions, and may have to sell securities at times when it would otherwise not do so, and at unfavorable prices. Fixed income securities may be difficult to value during such periods. Beginning in March 2022, the U.S. Federal Reserve (the “Fed”) began increasing interest rates and has signaled the potential for further increases. It is difficult to accurately predict the pace at which the Fed will increase interest rates any further, or the timing, frequency or magnitude of any such increases, and the evaluation of macro-economic and other conditions could cause a change in approach in the future. Any such increases generally will cause market interest rates to rise, which will cause the value of a Fund’s debt securities to fall. Rising market interest rates could have unpredictable effects on the markets and may expose fixed-income and related markets to heightened volatility, which could reduce liquidity for certain investments, adversely affect values, and increase costs. Increased redemptions may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so and may lower returns. If dealer capacity in fixed-income and related markets is insufficient for market conditions, it may further inhibit liquidity and increase volatility in the fixed-income and related markets. Further, potential future changes in government policy may affect interest rates.

Focused Investment Risk

The Fund’s investments in Senior Loans arranged through private negotiations between a Borrower and several financial institutions may expose the Fund to risks associated with the financial services industry. The financial services industry is subject to extensive government regulation, which can

18	Annual Report

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2023	Highland/iBoxx Senior Loan ETF

limit both the amounts and types of loans and other financial commitments financial services companies can make and the interest rates and fees they can charge. Profitability is largely dependent on the availability and cost of capital funds, and can fluctuate significantly when interest rates change. Because financial services companies are highly dependent on short-term interest rates, they can be adversely affected by downturns in the U.S. and foreign economies or changes in banking regulations. Losses resulting from financial difficulties of Borrowers can negatively affect financial services companies.

Foreign Securities Risk

Investments in securities of non-U.S. issuers involve certain risks not involved in domestic investments (for example, fluctuations in foreign exchange rates (for non-U.S. securities not denominated in U.S. dollars); future foreign economic, financial, political and social developments; nationalization; exploration or confiscatory taxation; smaller markets; different trading and settlement practices; less governmental supervision; and different accounting, auditing and financial recordkeeping standards and requirements) that may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies. These risks are magnified for investments in issuers tied economically to emerging markets, the economies of which tend to be more volatile than the economies of developed markets. In addition, investments by the Fund in non-U.S. securities may be subject to withholding and other taxes imposed by foreign countries on dividends, interest, capital gains, or other income or proceeds. Those taxes will reduce the Fund’s yield on any such securities.

High-Yield Debt Securities Risk

Below investment grade securities or unrated securities of similar credit quality (commonly known as “high-yield securities” or “junk securities”) are more likely to default than higher rated securities. The Fund’s ability to invest in high-yield debt securities generally subjects the Fund to greater risk than securities with higher ratings. Such securities are regarded by the rating organizations as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. The market value of these securities is more sensitive to corporate developments and economic conditions and can be volatile. Market conditions can diminish liquidity and make accurate valuations difficult to obtain.

Illiquid and Restricted Securities Risk

The Investment Adviser may not be able to sell illiquid or restricted securities, such as securities issued pursuant to Rule 144A of the Securities Act of 1933, at the price it would like or may have to sell them at a loss. Securities of non-U.S.

issuers and emerging or developing markets securities in particular, are subject to greater liquidity risk.

Industry Concentration Risk

Because the Fund may invest 25% or more of the value of its assets in an industry or group of industries to the extent that the Underlying Index concentrates in an industry or group of industries, the Fund’s performance largely depends on the overall condition of such industry or group of industries and the Fund is susceptible to economic, political and regulatory risks or other occurrences associated with that industry or group of industries.

Intellectual Property Risk

The Investment Adviser relies on a license, which may be terminated by the Index Provider, that permits the Fund to use the Underlying Index and associated trade names, trademarks and service marks (the “Intellectual Property”) in connection with the name and investment strategies of the Fund. In the event the license is terminated or the Index Provider does not have rights to license the Intellectual Property, it may have a significant effect on the operation of the Fund.

Interest Rate Risk

Fixed income securities may decline in value because of changes in interest rates. When interest rates decline, the value of fixed rate securities already held by the Fund can be expected to rise. Conversely, when interest rates rise, the value of existing fixed rate portfolio securities can be expected to decline. A fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration. In addition, the interest rates of floating rate loans typically only adjust to changes in short-term interest rates; long-term interest rates can vary dramatically from short-term interest rates.

Lender Liability Risk

A number of judicial decisions have upheld the right of Borrowers to sue lending institutions on the basis of various evolving legal theories founded upon the premise that an institutional Lender has violated a duty of good faith and fair dealing owed to the Borrower or has assumed a degree of control over the Borrower resulting in a creation of a fiduciary duty owed to the Borrower or its other creditors or shareholders. Because of the nature of certain of the Fund’s investments, the Fund or the Investment Adviser could be subject to such liability.

LIBOR Discontinuation Risk

Certain debt securities, derivatives and other financial instruments have traditionally utilized LIBOR as the reference

Annual Report	19

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2023	Highland/iBoxx Senior Loan ETF

or benchmark rate for interest rate calculations. However, following allegations of manipulation and concerns regarding liquidity, in July 2017 the U.K. Financial Conduct Authority, which regulates LIBOR, announced that it would cease its active encouragement of banks to provide the quotations needed to sustain LIBOR. The ICE Benchmark Administration Limited, the administrator of LIBOR, ceased publishing most liquid U.S. LIBOR maturities on June 30, 2023. It is possible that a subset of U.S. dollar LIBOR settings will continue to be published on a “synthetic” basis. It is expected that market participants transitioned to the use of alternative reference or benchmark rates prior to the applicable LIBOR publication cessation date. Additionally, although regulators have encouraged the development and adoption of alternative rates such as the Secured Overnight Financing Rate (“SOFR”), the future utilization of LIBOR or of any particular replacement rate remains uncertain.

Although the transition process away from LIBOR became increasingly well-defined in advance of the discontinuation dates, the impact on certain debt securities, derivatives and other financial instruments remains uncertain. Market participants have adopted alternative rates such as SOFR or otherwise amended financial instruments referencing LIBOR to include fallback provisions and other measures that contemplated the discontinuation of LIBOR or other similar market disruption events, but neither the effect of the transition process nor the viability of such measures is known. Further, uncertainty and risk remain regarding the willingness and ability of issuers and lenders to include alternative rates and revised provisions in new and existing contracts or instruments. To facilitate the transition of legacy derivatives contracts referencing LIBOR, the International Swaps and Derivatives Association, Inc. launched a protocol to incorporate fallback provisions. However, there are obstacles to converting certain longer term securities and transactions to a new benchmark or benchmarks and the effectiveness of one alternative reference rate versus multiple alternative reference rates in new or existing financial instruments and products has not been determined. Certain proposed replacement rates to LIBOR, such as SOFR, which is a broad measure of secured overnight U.S. Treasury repo rates, are materially different from LIBOR, and changes in the applicable spread for financial instruments transitioning away from LIBOR will need to be made to accommodate the differences. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition to replacement rates may be exacerbated if an orderly transition to an alternative reference rate is not completed in a timely manner.

The utilization of an alternative reference rate, or the transition process to an alternative reference rate, may adversely affect the Funds’ performance.

Alteration of the terms of a debt instrument or a modification of the terms of other types of contracts to replace LIBOR or another interbank offered rate (“IBOR”) with a new reference rate could result in a taxable exchange and the realization of income and gain/loss for U.S. federal income tax purposes. The Internal Revenue Service (the “IRS”) has issued final regulations regarding the tax consequences of the transition from IBOR to a new reference rate in debt instruments and non-debt contracts. Under the final regulations, alteration or modification of the terms of a debt instrument to replace an operative rate that uses a discontinued IBOR with a qualified rate (as defined in the final regulations) including true up payments equalizing the fair market value of contracts before and after such IBOR transition, to add a qualified rate as a fallback rate to a contract whose operative rate uses a discontinued IBOR or to replace a fallback rate that uses a discontinued IBOR with a qualified rate would not be taxable. The IRS may provide additional guidance, with potential retroactive effect.

Limited Information Risk

The types of Senior Loans in which the Fund will invest historically may not have been rated by a NRSRO, have not been registered with the SEC or any state securities commission, and have not been listed on any national securities exchange. Although the Fund will generally have access to financial and other information made available to the Lenders in connection with Senior Loans, the amount of public information available with respect to Senior Loans will generally be less extensive than that available for rated, registered or exchange-listed securities. Alteration of the terms of a debt instrument or a modification of the terms of other types of contracts to replace LIBOR or another interbank offered rate (“IBOR”) with a new reference rate could result in a taxable exchange and the realization of income and gain/loss for U.S. federal income tax purposes. The Internal Revenue Service (“IRS”) has issued final regulations regarding the tax consequences of the transition from IBOR to a new reference rate in debt instruments and non-debt contracts. Under the final regulations, alteration or modification of the terms of a debt instrument to replace an operative rate that uses a discontinued IBOR with a qualified rate (as defined in the final regulations) including true up payments equalizing the fair market value of contracts before and after such IBOR transition, to add a qualified rate as a fallback rate to a contract whose operative rate uses a discontinued IBOR or to replace a fallback rate that uses a discontinued IBOR with a qualified rate would not be taxable. The IRS may provide additional guidance, with potential retroactive effect.

20	Annual Report

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2023	Highland/iBoxx Senior Loan ETF

Liquidity Risk

Liquidity risk is the risk that low trading volume, lack of a market maker, large position size, or legal restrictions (including daily price fluctuation limits or “circuit breakers”) limits or prevents the Fund from selling particular securities or unwinding derivative positions at desirable prices. At times, a major portion of any portfolio security may be held by relatively few institutional purchasers. Even if the Fund considers such securities liquid because of the availability of an institutional market, such securities may become difficult to value or sell in adverse market or economic conditions. Because loan transactions often take longer to settle than transactions in other securities, the Fund may not receive the proceeds from the sale of a loan for a significant period of time. As a result, the Fund may maintain higher levels of cash and short-term investments than mutual funds that invest in securities with shorter settlement cycles and/or may enter into a line of credit to permit the Fund to finance redemptions pending settlement of the sale of portfolio securities, each of which may adversely affect the Fund’s performance. No assurance can be given that these measures will provide the Fund with sufficient liquidity in the event of abnormally large redemptions.

Loan Participation Risk

In addition to the risks typically associated with debt securities, Participations involve the risk that there may not be a readily available market for Participation interests and, in some cases, the Fund may have to dispose of such securities at a substantial discount from face value. Participations also involve the credit risk associated with the underlying corporate borrower.

Management Risk

Management risk is the risk associated with the fact that the Fund relies on the Investment Adviser’s ability to achieve its investment objective. The Investment Adviser may be incorrect in its assessment of the intrinsic value of companies whose securities the Fund holds, which may result in a decline in the value of Fund shares and failure to achieve its investment objective. The Fund’s portfolio manager uses quantitative analyses and/or models. Any imperfections or limitations in such analyses and models could affect the ability of the portfolio manager to implement strategies.

Market Price Variance Risk

Fund shares will be listed for trading on NASDAQ, Inc. (the “Exchange”) and can be bought and sold in the secondary market at market prices. The market prices of shares will fluctuate in response to changes in the NAV and supply and demand for shares. As a result, the trading prices of Shares may deviate significantly from NAV during periods of market volatility. The Investment Adviser cannot predict whether shares will trade above, below or at their NAV. Given the fact that shares can be created and redeemed in Creation Units, the Investment Adviser believes that large discounts or premiums to the NAV of shares should not be sustained in the long-term. In addition, the securities held by the Fund may be traded in markets that close at a different time than the Exchange. Liquidity in those securities may be reduced after the applicable closing times. Accordingly, during the time when the Exchange is open but after the applicable market closing, fixing or settlement times, bid-ask spreads and the resulting premium or discount to the Shares’ NAV may widen. Further, secondary markets may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods, which could cause a material decline in the Fund’s NAV. The bid/ask spread of the Fund may be wider in comparison to the bid/ask spread of other ETFs, given the liquidity of the Fund’s assets. The Fund’s investment results are measured based upon the daily NAV of the Fund. Investors purchasing and selling shares in the secondary market may not experience investment results consistent with those experienced by those purchasing and redeeming directly with the Fund.

Non-Diversification Risk

As a non-diversified fund for purposes of the 1940 Act, the Fund may invest a larger portion of its assets in the securities of fewer issuers than a diversified fund. The Fund’s investment in fewer issuers may result in the Fund’s shares being more sensitive to the economic results of those issuers. An investment in the Fund could fluctuate in value more than an investment in a diversified fund.

Non-Payment Risk

Debt securities are subject to the risk of non-payment of scheduled interest and/or principal. Non-payment would result in a reduction of income to the Fund, a reduction in the value of the obligation experiencing non-payment and a potential decrease in the Fund’s NAV and the market price of the Fund’s shares.

Ongoing Monitoring Risk

Ongoing monitoring risk is the risk associated with ongoing monitoring of the Agent. On behalf of the several Lenders, the Agent generally will be required to administer and manage the Senior Loans and, with respect to collateralized Senior Loans, to service or monitor the collateral. Financial difficulties of Agents can pose a risk to the Fund. Unless, under the terms of the loan, the Fund has direct recourse against the Borrower, the Fund may have to rely on the Agent or other financial intermediary to apply appropriate credit remedies against a Borrower.

Annual Report	21

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2023	Highland/iBoxx Senior Loan ETF

Operational and Technology Risk

Cyber-attacks, disruptions, or failures that affect the Fund’s service providers, counterparties, market participants, or issuers of securities held by the Fund may adversely affect the Fund and its shareholders, including by causing losses for the Fund or impairing Fund operations.

Options Risk

Options, such as covered calls and covered puts, are subject to the risk that significant differences between the securities and options markets that could result in an imperfect correlation between these markets.

Pandemics and Associated Economic Disruption

An outbreak of respiratory disease caused by a novel coronavirus (“COVID-19”) was first detected in China in late 2019 and subsequently spread globally. This coronavirus has resulted in, and may continue to result in, closed borders, enhanced health screenings, disruptions to healthcare service preparation and delivery, quarantines, cancellations, and disruptions to supply chains, workflow operations and consumer activity, as well as general concern and uncertainty. The impact of this coronavirus has resulted in substantial economic volatility. Health crises caused by outbreaks, such as the coronavirus outbreak, may exacerbate other pre-existing political, social and economic risks. The impact of this outbreak, and other epidemics and pandemics that may arise in the future, could continue to negatively affect the worldwide economy, as well as the economies of individual countries, individual companies, including certain Fund service providers and issuers of the Funds’ investments, and the markets in general in significant and unforeseen ways. In addition, governments, their regulatory agencies, or self-regulatory organizations may take actions in response to the pandemic, including significant fiscal and monetary policy changes, that may affect the instruments in which the Funds invest or the issuers of such instruments. Any such impact could adversely affect the Funds’ performance.

Passive Investment Risk

The Fund is not actively managed and NexPoint does not attempt to take defensive positions under any market conditions, including during declining markets.

Portfolio Turnover Risk

High portfolio turnover will increase the Fund’s transaction costs and may result in increased realization of net short-term capital gains (which are taxable to shareholders as ordinary income when distributed to them), higher taxable distributions and lower after-tax performance.

Prepayment Risk

During periods of falling interest rates, issuers of debt securities may repay higher rate securities before their maturity dates. This may cause the Fund to lose potential price appreciation and to be forced to reinvest the unanticipated proceeds at lower interest rates. This may result in a decrease in the Fund’s income.

Regulatory Risk

To the extent that legislation or state or federal regulators impose additional requirements or restrictions with respect to the ability of financial institutions to make loans in connection with highly leveraged transactions, the availability of Senior Loan interests for investment by the Fund may be adversely affected.

In addition, such requirements or restrictions may reduce or eliminate sources of financing for affected Borrowers. Further, to the extent that legislation or federal or state regulators require such institutions to dispose of Senior Loan interests relating to highly leveraged transactions or subject such Senior Loan interests to increased regulatory scrutiny, such financial institutions may determine to sell Senior Loan interests in a manner that results in a price that, in the opinion of the Adviser, is not indicative of fair value. Were the Fund to attempt to sell a Senior Loan interest at a time when a financial institution was engaging in such a sale with respect to the Senior Loan interest, the price at which the Fund could consummate such a sale might be adversely affected. See “Industry Concentration Risk” above.

Securities Market Risk

The value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting particular companies or the securities markets generally. A general downturn in the securities market may cause multiple asset classes to decline in value simultaneously. Many factors can affect this value and you may lose money by investing in the Fund.

Senior Loans Risk

The Fund’s investments in Senior Loans are typically below investment grade and are considered speculative because of the credit risk of their issuers. As with any debt instrument, Senior Loans are generally subject to the risk of price declines and to increases in interest rates, particularly long-term rates. Senior loans are also subject to the risk that, as interest rates rise, the cost of borrowing increases, which may increase the risk of default. In addition, the interest rates of floating rate loans typically only adjust to changes in short-term interest rates; long-term interest rates can vary dramatically from short-term interest rates. Therefore, Senior Loans may not mitigate price declines in a rising long-term interest rate environment. The secondary market for loans is generally less liquid than the market for higher grade debt. Less liquidity in the secondary trading market could adversely affect the price at which the Fund could sell a loan, and could adversely affect

22	Annual Report

NOTES TO FINANCIAL STATEMENTS (concluded)

June 30, 2023	Highland/iBoxx Senior Loan ETF

the Fund’s income. The volume and frequency of secondary market trading in such loans varies significantly over time and among loans. Although Senior Loans in which the Fund will invest will often be secured by collateral, there can be no assurance that liquidation of such collateral would satisfy the Borrower’s obligation in the event of a default or that such collateral could be readily liquidated.

LIBOR has historically been the most common benchmark interest rate index used to make adjustments to variable-rate loans; however, due to manipulation allegations in 2012 and reduced activity in the financial markets that it measures, the FCA, the United Kingdom financial regulatory body, announced that it will stop encouraging banks to provide the quotations needed to sustain LIBOR. Please refer to “LIBOR Transition and Associated Risk” for more information.

Stop Order Risk

During periods of high market volatility, a Fund share may trade at a significant discount to its NAV, and in these circumstances certain types of brokerage orders may expose an investor to an increased risk of loss. A “stop order,” sometimes called a “stop-loss order,” may cause a Fund share to be sold at the next prevailing market price once the “stop” level is reached, which during a period of high volatility can be at a price that is substantially below NAV. By including a “limit” criteria with a brokerage order, a shareholder may be able to limit the size of the loss resulting from the execution of an ill-timed stop order, although no assurance can be given that inclusion of limit criteria will benefit the shareholder.

Telecommunications Sector Risk

The Fund may be impacted by risks faced by companies in the telecommunications services industry, including: a telecommunications market characterized by increasing competition and regulation by the Federal Communications Commission and various state regulatory authorities; the need to commit substantial capital to meet increasing competition, particularly in formulating new products and new services using new technology; and technological innovations that may make various products and services obsolete.

Tracking Error Risk

The performance of the Fund may diverge from that of the Underlying Index. Because the Fund employs a representative sampling strategy, the Fund may experience tracking error to a greater extent than a fund that seeks to replicate an index. The Investment Adviser may not be able to cause the Fund’s performance to correlate to that of the Underlying Index, either on a daily or aggregate basis. Because the Underlying Index rebalances monthly but the Fund is not obligated to do the same, the risk of tracking error may increase following the rebalancing of the Underlying Index.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any other government agency. As with any investment company, there is no guarantee that the Fund will achieve its goal.

Note 8. Subsequent Events

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued, and has determined that there were no other subsequent events requiring recognition or disclosure in the financial statements unless otherwise indicated below.

As described in Note 1, the Board previously approved an Agreement and Plan of Reorganization (the “Plan”) for the reorganization of the Fund into BondBloxx USD High Yield Bond Sector Rotation ETF (the “Acquiring Fund”), a series of BondBloxx ETF Trust. A special meeting of shareholders to consider and vote on the proposed Plan is scheduled for August 30, 2023.

Annual Report	23

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Highland/iBoxx Senior Loan ETF and Board of Trustees of NexPoint Funds I

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the investment portfolio, of Highland/iBoxx Senior Loan ETF (the “Fund”), a series of NexPoint Funds I, as of June 30, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the related notes, and the financial highlights for each of the four years in the period then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of June 30, 2023, the results of its operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

The Fund’s financial highlights for the year ended June 30, 2019, were audited by other auditors whose report dated August 30, 2019, expressed an unqualified opinion on those financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2023, by correspondence with the custodian and agent banks; when replies were not received from agent banks, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Funds’ auditor since 2020

COHEN & COMPANY, LTD.

Cleveland, Ohio

August 29, 2023

24	Annual Report

ADDITIONAL INFORMATION (unaudited)

June 30, 2023	Highland/iBoxx Senior Loan ETF

Tax Information

For shareholders that do not have a June 30, 2023 tax year end, this notice is for informational purposes only. For shareholders with a June 30, 2023 tax year end, please consult your tax adviser as to the pertinence of this notice. For the fiscal year ended June 30, 2023, the Fund is designating the following items with regard to distributions paid during the year.

Return of Capital	Ordinary Income Distribution	Total Distributions	Qualifying for Corporate Dividends Receivable Deduction*	Qualifying Dividend Income (15% Tax Rate for QDI)**	Interest Related Dividends***
2.90%	97.10%	100.00%	0.00%	0.00%	97.39%

*	The percentage in this column represents the amount of “Qualifying for Corporate Receivable Deduction Dividends” and is reflected as a percentage of ordinary income distributions.
**

The percentage in this column represents the amount of “Qualifying Dividend Income” and is reflected as a percentage of “Ordinary Income Distributions.” It is the intention of the Fund to designate the maximum amount permitted by law. The information reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending June 30, 2023. Complete information will be computed and reported in conjunction with your 2021 Form 1099-DIV.

***

The percentage in this column represents the amount of “Interest Related Dividends” and is reflected as a percentage of ordinary income distributions exempt from U.S. withholding tax when paid to foreign investors.

Additional Portfolio Information

Net asset value, or “NAV,” is the price per share at which the Fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The “Market Price” of the Fund generally is determined using the midpoint between the bid and the ask on the stock exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. The Fund’s Market Price may be at, above or below its NAV. The NAV of the Fund will fluctuate with changes in the market value of its holdings. The Market Price of the Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares, because shares are bought and sold at current Market Prices. Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of the Fund on a given day, generally at the time NAV is calculated. A premium is the amount that a Fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that a Fund is trading below the reported NAV, expressed as a percentage of the NAV.

Further information regarding premiums and discounts for the Fund is available on the Fund’s website at www.nexpointassetmgmt.com The Investment Adviser and its affiliates manage other accounts, including private funds and individual accounts. Although investment decisions for the Fund are made independently from those of such other accounts, the Investment Adviser may, consistent with applicable law, make investment recommendations to other clients or accounts that may be the same or different from those made to the Fund, including investments in different levels of the capital structure of a company, such as equity versus senior loans, or that involve taking contradictory positions in multiple levels of the capital structure. The Investment Adviser has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, this may create situations where a client could be disadvantaged because of the investment activities conducted by the Investment Adviser for other client accounts. When the Fund and one or more other accounts is prepared to invest in, or desires to dispose of, the same security, available investments or opportunities for each are allocated in a manner believed by the Investment Adviser to be equitable over time. The Investment Adviser may aggregate orders, which may include orders for accounts in which the Investment Adviser or its affiliates have an interest, to purchase and sell securities to obtain favorable execution or lower brokerage commissions, to the extent permitted by applicable laws and regulations. Although the Investment Adviser believes that, over time, the potential benefits of participating in volume transactions and negotiating lower transaction costs should benefit all participating accounts, in some cases these activities may adversely affect the price paid or received or the size of the position obtained by or disposed of for the Fund. Where trades are aggregated, the investments or proceeds, as well as the expenses incurred, will be allocated by the Investment Adviser in a manner designed to be equitable and consistent with the Investment Adviser’s fiduciary duty to the Fund and its other clients (including its duty to seek to obtain best execution of client trades).

Disclosure of Fund Expenses

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, and other Fund expenses. This example is intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the six-month period January 1, 2023 through June 30, 2023, unless otherwise indicated. This table illustrates your Fund’s costs in two ways:

Annual Report	25

ADDITIONAL INFORMATION (unaudited) (continued)

June 30, 2023	Highland/iBoxx Senior Loan ETF

Actual Expenses: The first part of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second part of the table provides information about hypothetical account values and hypothetical expenses based on your Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your Fund’s actual return. The actual expense ratio includes voluntary fee waivers or expense reimbursements by the Fund’s investment adviser. The expense ratio would be higher had the fee waivers or expense reimbursements not been in effect. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second part of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 1/1/23	Ending Account Value 6/30/23	Annualized Expense Ratios	Expenses Paid During Period*

Highland/iBoxx Senior Loan ETF
Actual Fund Return	$1,000.00	$1,041.80	0.55%	$2.78
Hypothetical	$1,000.00	$1,022.07	0.55%	$2.76

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the hypothetical six-month period, multiplied by 181/365 (to reflect the one-half year period).

Liquidity Risk Management Program

The Fund adopted and implemented a written liquidity risk management program (the “Program”) as required by Rule 22e-4 under the 1940 Act, as amended (the “Liquidity Rule”). As required by the Liquidity Rule, the Program is designed to reasonably assess and manage the Fund’s liquidity risk, taking into consideration the Fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions; its short and long-term cash flow projections; and its cash holdings and access to other funding sources.

The Board has appointed the Investment Adviser as the Program’s administrator, and the Investment Adviser has delegated oversight of the Program to the cross- functional Liquidity Risk Management Committee (the “Committee”). The Committee includes representatives from compliance, accounting, operations, valuations, trading, and portfolio management departments, as well as employees of the Funds’ service provider Skyview, and is responsible for the Program’s administration and reporting to the Board on at least an annual basis regarding the Program’s operation and effectiveness. The Committee executes the day-to-day investment management and security level activities of the Funds in accordance with the requirements of the Program, subject to the supervision of the Investment Adviser and the Board.

The Committee: (1) reviews the day-to-day operations of the Program; (2) reviews and approve month-end liquidity classifications; (3) reviews quarterly testing and determinations, as applicable; and (4) review other Program related material. The Committee also conducts daily, monthly, quarterly, and annual quantitative and qualitative assessments of the Fund that is subject to the requirements of the Liquidity Rule and is a part of the Program to monitor investment performance issues, risks and trends. In addition, the Committee may conduct ad-hoc reviews and meetings as issues and trends are identified, including potential liquidity and valuation issues. The Committee also monitors global events, such as the COVID-19 coronavirus, that could impact the markets and liquidity of portfolio investments and their classifications.

In accordance with the Liquidity Rule, the Fund’s portfolio investments is classified into one of four liquidity categories described below based on a determination of a reasonable expectation for how long it would take to convert the investment to cash (or sell or dispose of the investment) without significantly changing its market value.

•	Highly liquid investments — cash or convertible to cash within three business days or less

•	Moderately liquid investments — convertible to cash in three to seven calendar days

•	Less liquid investments — can be sold or disposed of, but not settled, within seven calendar days

•	Illiquid investments — cannot be sold or disposed of within seven calendar days.

Liquidity classification determinations consider a variety of factors including various market, trading and investment

26	Annual Report

ADDITIONAL INFORMATION (unaudited) (continued)

June 30, 2023	Highland/iBoxx Senior Loan ETF

specific considerations, as well as market depth, and generally utilize analysis from a third-party liquidity metrics service.

The Liquidity Rule places a 15% limit on a fund’s illiquid investments and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund’s net assets to be invested in highly liquid investments (highly liquid investment minimum or “HLIM”). The Program includes provisions reasonably designed to comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement as applicable. The HLIM was set at greater than 10% highly liquid investments for the Fund. The Liquidity Rule and the Program also require reporting to the Board and the U.S. Securities and Exchange Commission (on a non-public basis) if the Fund’s holdings of illiquid investments exceed 15% of the Fund’s assets.

At a meeting held on June 29-30, 2023, the Committee presented a report to the Board summarizing the results of its annual assessment of the adequacy and effectiveness of the Program’s implementation (the “Report”). The Report covered the period from May 31, 2022 through May 31, 2023 (the “Period”).

For the Trust, the Report stated, in relevant part, that during the Period:

•	There were no material changes to the Program;

•	The Fund’s investment strategy remained appropriate for an open-end fund;

•	The Fund was able to meet requests for redemption without significant dilution of remaining investors’ interests in the Fund;

•	The Fund did not breach the 15% limit on illiquid investments;

•	The Fund routinely used the expedited settlement facilities to raise cash during periods of unusual market volatility with no issues;

•	The Fund has been designated as a primarily Highly Liquid Fund and

•	There were no material liquidity events which occurred during this period applicable to the Funds, or, if any, such events and the Committee’s actions to address such matter were reported.

Overall, the Report concluded that the Program, as adopted and implemented, remained reasonably designed to assess and manage the Fund’s liquidity risk, and is operating in a manner that is adequate and effective to manage the liquidity risk of the Fund.

Annual Report	27

ADDITIONAL INFORMATION (unaudited) (continued)

June 30, 2023	Highland/iBoxx Senior Loan ETF

Trustees and Officers

The Board provides broad oversight of the operations and affairs of the Fund and protects the interests of shareholders. The Board has overall responsibility to manage and control the business affairs of the Fund, including the complete and exclusive authority to establish policies regarding the management, conduct and operation of the Fund’s business. The names and birthdates of the Trustees and officers of the Fund, the year each was first elected or appointed to office, their principal business occupations during the last five years, the number of funds overseen by each Trustee and other directorships or trusteeships they hold are shown below. The business address for each Trustee and officer of the Fund is c/o NexPoint Asset Management, L.P., 300 Crescent Court, Suite 700, Dallas, Texas 75201.

The “Highland Fund Complex,” as referred to herein consists of: each series of NexPoint Funds I (“NFI”), each series of NexPoint Funds II (“NFII”), Highland Global Allocation Fund (“GAF”), Highland Income Fund (“HFRO”), NexPoint Real Estate Strategies Fund (“NRESF”) and NexPoint Capital, Inc. (the “BDC”), a closed-end management investment company that has elected to be treated as a business development company under the 1940 Act.

28	Annual Report

ADDITIONAL INFORMATION (unaudited) (continued)

June 30, 2023	Highland/iBoxx Senior Loan ETF

Trustees and Officers

Name and Date of Birth	Position(s) with the Fund	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in the Highland Fund Complex Overseen by the Trustee	Other Directorships/ Trusteeships Held During the Past Five Years	Experience, Qualifications, Attributes, Skills for Board Membership

			Independent Trustees

Dr. Bob Froehlich (4/28/1953)	Trustee	Indefinite Term; Trustee since December 2013.	Retired.	8	Director of KC Concessions, Inc. (since January 2013); Trustee of Realty Capital Income Funds Trust (from January 2014 to December 2016); Director of American Sports Enterprise, Inc. (since January 2013); Chairman and owner, Kane County Cougars Baseball Club (since January 2013); Director of The Midwest League of Professional Baseball Clubs, Inc. (from January 2013 to December 2021); Director of Kane County Cougars Foundation, Inc. (since January 2013); Director of Galen Robotics, Inc. (since August 2016); Chairman and Director of FC Global Realty, Inc. (from May 2017 to June 2018); and Chairman; Director of First Capital Investment Corp. (from March 2017 to March 2018); Director and Special Advisor to Vault Data, LLC (since February 2018); and Director of American Association of Professional Baseball, Inc. (since February 2021).	Significant experience in the financial industry; significant managerial and executive experience; significant experience on other boards of directors, including as a member of several audit committees.

Annual Report	29

ADDITIONAL INFORMATION (unaudited) (continued)

June 30, 2023	Highland/iBoxx Senior Loan ETF

Trustees and Officers

Name and Date of Birth	Position(s) with the Fund	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in the Highland Fund Complex Overseen by the Trustee	Other Directorships/ Trusteeships Held During the Past Five Years	Experience, Qualifications, Attributes, Skills for Board Membership

			Independent Trustees

Ethan Powell (6/20/1975)	Trustee; Chairman of the Board	Indefinite Term; Trustee since December 2013; Chairman of the Board since December 2013.	Principal and CIO of Brookmont Capital Management, LLC since May 2020; CEO, Chairman and Founder of Impact Shares LLC since December 2015; Trustee/Director of the Fund Complex from June 2012 until July 2013 and since December 2013; and Director of Kelly Strategic Management since August 2021.	8	Trustee of Impact Shares Funds I Trust	Significant experience in the financial industry; significant executive experience including past service as an officer of funds in the Highland Fund Complex; significant administrative and managerial experience.

Bryan A. Ward (2/4/1955)	Trustee	Indefinite Term; Trustee since inception in 2006.	Business Development Banker, CrossFirst Bank since January 2023 (President-Dallas from October 2020 until January 2023 and Senior Advisor from April 2019 until October 2022); and Private Investor, BW Consulting, LLC since 2014.	8		Significant experience in the financial industry; significant executive experience including past service as an officer of funds in the Fund Complex; significant administrative and managerial experience.

30	Annual Report

ADDITIONAL INFORMATION (unaudited) (continued)

June 30, 2023	Highland/iBoxx Senior Loan ETF

Trustees and Officers

Name and Date of Birth	Position(s) with the Fund	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in the Highland Fund Complex Overseen by the Trustee	Other Directorships/ Trusteeships Held During the Past Five Years	Experience, Qualifications, Attributes, Skills for Board Membership

			Independent Trustees

Dorri McWhorter (6/30/1973)	Trustee	Trustee since May 2022; 3-year term (expiring at 2023 annual meeting).	President & CEO, YMCA of Metropolitan Chicago (2021- Present); Chief Executive Officer, YWCA Metropolitan Chicago (2013- 2021).	8	Board Director of William Blair Funds (since 2019); Board Director of Skyway Concession Company, LLC (since 2018); Board Director of Illinois CPA Society (2017-2022); Board Director of Lifeway Foods, Inc. (since 2020); Board Director of Green Thumb Industries, Inc. (February 2022 to October 2022); Member of Financial Accounting Standards Advisory Council (since 2021); Board Director of LanzaTech Global, Inc. (since 2023).	Significant managerial and Executive experience, including experience as president and chief executive officer; significant background and experience in financial accounting; significant experience on other boards of directors, including for other registered investment companies.

			Interested Trustee[2]

John Honis (6/16/1958)	Trustee	Indefinite Term; Trustee since July 2013.	President of Rand Advisors, LLC (August 2013—August 2022); President of Valience Group, LLC since July 2021.	8	Manager of Turtle Bay Resort, LLC (August 2011 to December 2018).	Significant experience in the financial industry; significant managerial and executive experience, including experience as president, chief executive officer or chief restructuring officer of five telecommunication firms; experience on other boards of directors.

1

On an annual basis, as a matter of Board policy, the Governance and Compliance Committee reviews each Trustee’s performance and determines whether to extend each such Trustee’s service for another year. The Board adopted a retirement policy wherein the Governance and Compliance Committee shall not recommend the continued service as a Trustee of a Board member who is older than 80 years of age at the time the Governance and Compliance Committee reports its findings to the Board.

2

In light of certain relationships between Mr. Honis and historically affiliated entities of the Adviser, including Highland Capital Management, L.P. (“HCMLP”), arising out of HCMLP’s pending Chapter 11 proceedings, Mr.Honis is treated as an Interested Trustee of the Trust effective January 28,2020.

Annual Report	31

ADDITIONAL INFORMATION (unaudited) (concluded)

June 30, 2023	Highland/iBoxx Senior Loan ETF

Trustees and Officers

Name and Date of Birth	Position(s) with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years

Officers

Dustin Norris (1/6/1984)	Executive Vice President	Indefinite Term; Executive Vice President since April 2019.	Head of Distribution and Chief Product Strategist at NexPoint since March 2019; President of NexPoint Securities, Inc. since April 2018; Head of Distribution at NexPoint from November 2017 until March 2019; Chief Product Strategist at NexPoint from September 2015 to March 2019; Officer of the NexPoint Fund Complex since November 2012.

Frank Waterhouse (4/14/1971)	Treasurer, Principal Accounting Officer, Principal Financial Officer and principal Executive Officer	Indefinite Term; Treasurer since May 2015; Principal Accounting Officer since October 2017; Principal Executive Officer and Principal Financial Officer since April 2021.	Chief Financial Officer of Skyview Group since February 2021; Chief Financial Officer and Partner of NexPoint Asset Management, L.P. (“NexPoint”) from December 2011 and March 2015, respectively, to February 2021; Treasurer of the NexPoint Fund Complex since May 2015; Principal Financial Officer October 2017 to February 2021; Principal Executive Officer February 2018 to February 2021.

Will Mabry (7/2/1986)	Assistant Treasurer	Indefinite Term; Assistant Treasurer since April 2021.	Director, Fund Analysis of Skyview Group since February 2021. Prior to his current role at Skyview Group, Mr. Mabry served as Senior Manager – Fund Analysis, Manager – Fund Analysis, and Senior Fund Analyst for HCMLP.

Stephanie Vitiello (6/21/1983)	Secretary, Chief Compliance Officer and Anti- Money Laundering Officer	Indefinite Term; Secretary since April 2021; Chief Compliance Officer and Anti- Money Laundering Officer since November 2021.	Chief Compliance Officer, Anti-Money Laundering Officer and Counsel of Skyview Group since February 2021. Prior to her current role at Skyview Group, Ms. Vitiello served as Managing Director – Distressed, Assistant General Counsel, Associate General Counsel and In- House Counsel for HCMLP.

32	Annual Report

IMPORTANT INFORMATION ABOUT THIS REPORT

Investment Adviser

NexPoint Asset Management, L.P.

300 Crescent Court, Suite 700

Dallas, TX 75201

Transfer Agent

Bank of New York Mellon

240 Greenwich Street

New York, NY 10286

Distributor

SEI Investments Distribution Co.

One Freedom Valley Drive

Oaks, PA 19456

Custodian

Bank of New York Mellon

240 Greenwich Street

New York, NY 10286

Independent Registered Public Accounting Firm

Cohen & Company, Ltd.

1350 Euclid Ave., Suite 800

Cleveland, OH 44115

Fund Counsel

K&L Gates LLP

1 Congress St., Suite 2900

Boston, MA 02114-2023

This report has been prepared for shareholders of the Highland/iBoxx Senior Loan ETF (the “Fund”). As of January 1, 2021, paper copies of the Fund’s shareholder reports will no longer be sent by mail. Instead, the reports will be made available on www.nexpointassetmgmt.com/ literature, and you will be notified and provided with a link each time a report is posted to the website. You may request to receive paper reports from the Fund or from your financial intermediary free of charge at any time. For additional information regarding how to access the Fund’s shareholder reports, or to request paper copies by mail, please call shareholder services at 1-855-799-4757.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities, and the Fund’s proxy voting records for the most recent 12-month period ended June 30th are available (i) without charge, upon request, by calling 1-855-799-4757 and (ii) on the U.S. Securities and Exchange Commission’s website at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year as an exhibit to its report on Form N-PORT. The Fund’s Form N-PORT is available on the Commission’s website at http://www.sec.gov and also may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may also obtain the Form N-PORT, upon request and without charge, by visiting the Fund’s website at www.highlandfunds.com or by calling 1-855-799-4757.

The Statement of Additional Information includes additional information about the Fund’s Trustees and is available upon request without charge by calling 1-855-799-4757

Annual Report	33

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Bank of New York Mellon

240 Greenwich Street

New York, NY 10286

Highland/iBoxx Senior Loan ETF	Annual Report June 30, 2023

www.nexpointassetmgmt.com	NFI-ETF-AR-0623

Item 2. Code of Ethics.

(a)

NexPoint Funds I (the “Registrant”), as of the end of the period covered by this report, has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party.

(b)	Not applicable.

(c)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party, and that relates to any element of the code of ethics description.

(d)

The Registrant has not granted any waiver, including any implicit waiver, from a provision of the code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

(e)	Not applicable.

(f)

The Registrant’s code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed herewith as Exhibit (a)(1).

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the Registrant’s Board of Trustees (the “Board”) has determined that Bryan A. Ward, a member of the Audit & Qualified Legal Compliance Committee of the Board (the “Audit Committee”), is an audit committee financial expert as defined by the Securities and Exchange Commission (the “SEC”) in Item 3 of Form N-CSR. Mr. Ward is “independent” as defined by the SEC for purposes of this Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $141,750 for the fiscal year ended June 30, 2022 and $141,750 for the fiscal year ended June 30, 2023.

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 for the fiscal year ended June 30, 2022 and $0 for the fiscal year ended June 30, 2023.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $16,000 for the fiscal year ended June 30, 2022 and $16,000 for the fiscal year ended June 30, 2023. Such services related to assistance on the Registrant’s tax returns and excise tax calculations.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for the fiscal year ended June 30, 2022 and $0 for the fiscal year ended June 30, 2023.

(e)(1)	Disclose the Audit Committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X. (As used below, the term “Funds” includes the Registrant.)

The Audit Committee shall:

(a)

have direct responsibility for the appointment, compensation, retention and oversight of the Funds’ independent auditors and, in connection therewith, to review and evaluate matters potentially affecting the independence and capabilities of the auditors; and

(b)

review and pre-approve (including associated fees) all audit and other services to be provided by the independent auditors to the Funds and all non-audit services to be provided by the independent auditors to the Funds’ investment adviser or any entity controlling, controlled by or under common control with the investment adviser (an “Adviser Affiliate”) that provides ongoing services to the Funds, if the engagement relates directly to the operations and financial reporting of the Funds; and

(c)	establish, to the extent permitted by law and deemed appropriate by the Audit Committee, detailed pre-approval policies and procedures for such services; and

(d)

review and consider whether the independent auditors’ provision of any non-audit services to the Funds, the Funds’ investment adviser or an Adviser Affiliate not pre-approved by the Audit Committee are compatible with maintaining the independence of the independent auditors.

(e)(2)	The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b)	100%

(c)	100%

(d)	100%

(f)

The percentage of hours expended on the principal accountant’s engagement to audit the Registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.

(g)

The aggregate non-audit fees billed by the Registrant’s accountant for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and an Adviser Affiliate that provides ongoing services to the Registrant for each of the last two fiscal years of the Registrant was $0 for the fiscal year ended June 30, 2022 and $0 for the fiscal year ended June 30, 2023.

(h)

The Registrant’s Audit Committee has considered whether the provision of non-audit services that were rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and an Adviser Affiliate that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

The Registrant has a separately-designated standing audit committee, the Audit and Qualified Legal Compliance Committee, established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. It is composed of the following Trustees, each of whom is not an “interested person” as defined in the 1940 Act:

Dr. Bob Froehlich

Ethan Powell

Bryan A. Ward

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the Annual Reports filed under Item 1 of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the Registrant’s Board.

Item 11. Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	The code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certification pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certification pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NEXPOINT FUNDS I

By (Signature and Title):
/s/ Frank Waterhouse
Frank Waterhouse

Treasurer, Principal Accounting Officer, Principal Financial Officer, and Principal Executive Officer

Date: September 8, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, this report has been signed below by the following person(s) on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title):
/s/ Frank Waterhouse
Frank Waterhouse

Treasurer, Principal Accounting Officer, Principal Financial Officer, and Principal Executive Officer

Date: September 8, 2023